This agreement has been filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Tennessee Valley Authority. The representations and warranties of the parties in this agreement were made to, and solely for the benefit of, the other parties to this agreement. The assertions embodied in the representations and warranties may be qualified by information included in schedules, exhibits, or other materials exchanged by the parties that may modify or create exceptions to the representations and warranties. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise.

Exhibit 10.7
Execution Version
This instrument prepared by:
Kyle W. Drefke, Esq.
Orrick, Herrington & Sutcliffe LLP
2100 Pennsylvania Avenue NW
Washington, D.C. 20037
(212) 339-8434

FACILITY LEASE-PURCHASE AGREEMENT
Dated as of May 26, 2026
between
CUMBERLAND COMBINED CYCLE GENERATION LLC,
as Owner Lessor
and
TENNESSEE VALLEY AUTHORITY,
as Facility Lessee
______________________________________
CUMBERLAND COMBINED CYCLE FACILITY
located in Stewart County, Tennessee

CERTAIN OF THE RIGHT, TITLE AND INTEREST OF THE OWNER LESSOR IN AND TO THIS FACILITY LEASE AND THE RENT DUE AND TO BECOME DUE HEREUNDER HAVE BEEN ASSIGNED AS COLLATERAL SECURITY TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, WILMINGTON TRUST, NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS LEASE INDENTURE TRUSTEE UNDER AN INDENTURE OF TRUST, DEED OF TRUST AND SECURITY AGREEMENT, DATED AS OF MAY 26, 2026, BETWEEN SAID LEASE INDENTURE TRUSTEE, AS SECURED PARTY, AND THE OWNER LESSOR, AS DEBTOR. SEE SECTION 22 HEREOF FOR INFORMATION CONCERNING THE RIGHTS OF THE ORIGINAL HOLDER AND THE HOLDERS OF THE VARIOUS COUNTERPARTS HEREOF.

Page

SECTION 1.	DEFINITIONS...........................................................................................................	1
SECTION 2.	LEASE OF THE FACILITY.....................................................................................	2
Section 2.1	Binding Nature..............................................................................................	2
Section 2.2	Lease..............................................................................................................	2
Section 2.3	Title; Construction Completion; Modifications; Replacements....................	2
SECTION 3.	FACILITY LEASE TERM AND RENT...................................................................	2
Section 3.1	Facility Lease Term.......................................................................................	2
Section 3.2	Rent................................................................................................................	3
Section 3.3	Supplemental Lease Rent..............................................................................	3
Section 3.4	Adjustment of Lease Schedules.....................................................................	3
Section 3.5	Manner of Payments......................................................................................	5
SECTION 4.	DISCLAIMER OF WARRANTIES; RIGHT OF QUIET ENJOYMENT...........................................................................................................	6
Section 4.1	Disclaimer of Warranties...............................................................................	6
Section 4.2	Quiet Enjoyment............................................................................................	7
SECTION 5.	RETURN OF FACILITY..........................................................................................	8
Section 5.1	Return............................................................................................................	8
Section 5.2	Condition Upon Delivery of Possession to Owner Lessor............................	8
Section 5.3	Deferred Maintenance on the Facility...........................................................	9
SECTION 6.	LIENS........................................................................................................................	9
SECTION 7.	MAINTENANCE; REPLACEMENTS OF COMPONENTS..................................	9
Section 7.1	Maintenance...................................................................................................	10
Section 7.2	Replacement of Components.........................................................................	10
SECTION 8.	MODIFICATIONS....................................................................................................	10
Section 8.1	Required Modifications.................................................................................	10
Section 8.2	Optional Modifications..................................................................................	11
Section 8.3	Title to Modifications....................................................................................	11
i

(continued)
Page

SECTION 9.	NET LEASE..............................................................................................................	11
SECTION 10.	EVENTS OF LOSS...................................................................................................	13
Section 10.1	Occurrence of Events of Loss........................................................................	13
Section 10.2	Condemnation Payments...............................................................................	13
Section 10.3	Rebuild or Replace........................................................................................	14
Section 10.4	Application of Payments Not Relating to an Event of Loss..........................	15
SECTION 11.	INSURANCE.............................................................................................................	15
Section 11.1	Insurance by Owner Lessor...........................................................................	15
Section 11.2	Insurance by the Facility Lessee....................................................................	15
SECTION 12.	INSPECTION............................................................................................................	16
SECTION 13.	REGULATORY EVENT OF LOSS.........................................................................	17
Section 13.1	Occurrence of a Regulatory Event of Loss....................................................	17
Section 13.2	Procedure for Termination With Respect to a Regulatory Event of Loss................................................................................................................	17
SECTION 14.	[RESERVED]............................................................................................................	19
SECTION 15.	EARLY BUY OUT...................................................................................................	19
Section 15.1	Election of Early Buy Out.............................................................................	19
Section 15.2	Procedure for Exercise of an Early Buy Out.................................................	20
Section 15.3	Replacement and Exchange of the Lessor Notes..........................................	21
SECTION 16.	TRANSFER UPON THE EXPIRATION DATE......................................................	22
SECTION 17.	EVENTS OF DEFAULT...........................................................................................	22
SECTION 18.	REMEDIES...............................................................................................................	24
Section 18.1	Remedies for Lease Event of Default............................................................	24
Section 18.2	Additional Remedies for Specified Lease Events of Default........................	25
Section 18.3	Application of Funds Held as Security; Liability for Basic Lease Rent, Costs and Expenses.......................................................................................	26
Section 18.4	Payment of FMV Net Termination Value or Sale Net Termination Value..............................................................................................................	27

(continued)
Page

Section 18.5	Cumulative Remedies....................................................................................	28
Section 18.6	No Delay or Omission to Be Construed as Waiver.......................................	28
SECTION 19.	SECURITY INTEREST AND INVESTMENT OF SECURITY FUNDS......................................................................................................................	28
SECTION 20.	FACILITY LESSEE’S RIGHT TO SUBLEASE; ASSIGNMENT..........................	28
Section 20.1	Assignment and Sublease..............................................................................	28
Section 20.2	Right to Sublease...........................................................................................	29
SECTION 21.	OWNER LESSOR’S RIGHT TO PERFORM..........................................................	29
SECTION 22.	SECURITY FOR OWNER LESSOR’S OBLIGATION TO THE LEASE INDENTURE TRUSTEE..........................................................................................	29
SECTION 23.	MISCELLANEOUS..................................................................................................	30
Section 23.1	Amendments and Waivers.............................................................................	30
Section 23.2	Notices...........................................................................................................	30
Section 23.3	Survival..........................................................................................................	31
Section 23.4	Successors and Assigns.................................................................................	31
Section 23.5	Intended Tax Treatment................................................................................	32
Section 23.6	Business Day.................................................................................................	32
Section 23.7	Governing Law..............................................................................................	32
Section 23.8	Severability....................................................................................................	32
Section 23.9	Counterparts...................................................................................................	33
Section 23.10	Headings and Table of Contents....................................................................	33
Section 23.11	Further Assurances........................................................................................	33
Section 23.12	Effectiveness..................................................................................................	33
Section 23.13	Measuring Life..............................................................................................	33
Section 23.14	Owner Lessor Covenant................................................................................	34
Section 23.15	Limitation on Liability..................................................................................	34
APPENDICES:
Appendix A    Definitions

(continued)
Page

SCHEDULES:
Schedule 1    Basic Lease Rent
Schedule 2    Termination Values
EXHIBITS:
Exhibit A    Description of the Facility

FACILITY LEASE-PURCHASE AGREEMENT
This FACILITY LEASE-PURCHASE AGREEMENT, dated as of May 26 2026 (this “Facility Lease”), between CUMBERLAND COMBINED CYCLE GENERATION LLC, a Delaware limited liability company (the “Owner Lessor”), and TENNESSEE VALLEY AUTHORITY, a wholly owned corporate agency and instrumentality of the United States (the “Facility Lessee” or “TVA”).
WITNESSETH:
WHEREAS, TVA is constructing the Cumberland combined cycle combustion turbine facility located in Stewart County, Tennessee, a combined cycle generating facility designed to have a nominal generation capacity of approximately 1,450 megawatts (as constructed from time to time and as more particularly described on Exhibit A to this Facility Lease, the “Facility”);
WHEREAS, the Facility Lessee holds title to the Facility, and, pursuant to the Head Lease as of the Closing Date, the Owner Lessor has leased the Facility from the Facility Lessee as of the Closing Date for the Head Lease Term;
WHEREAS, on the Closing Date, the Facility Lessee is entering into the Construction Management Agreement pursuant to which TVA is agreeing to complete construction of the Facility;
WHEREAS, the Facility Lessee and the Owner Lessor desire to enter into this Facility Lease, which provides, among other terms, that the Facility Lease Term will commence upon the Lease Commencement Date;
WHEREAS, pursuant to and subject to the terms and conditions of this Facility Lease, the Owner Lessor will sublease the Facility to the Facility Lessee for the Facility Lease Term;
WHEREAS, the Facility is located on the Facility Site;
WHEREAS, pursuant to the Ground Lease, the Owner Lessor is acquiring from the Ground Lessor the Ground Interest for the Ground Lease Term; and
WHEREAS, pursuant to the Ground Sublease, the Owner Lessor will sublease and grant the Ground Interest to the Facility Lessee, as Ground Sublessee, for the term provided therein.
NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. DEFINITIONS

Unless the context hereof otherwise requires, capitalized terms used in this Facility Lease, including those in the recitals, and not otherwise defined herein shall have the respective meanings set forth in Appendix A hereto. The general provisions of such Appendix A shall apply to the terms used in this Facility Lease and specifically defined herein.
SECTION 2. LEASE OF THE FACILITY
Section 2.1    Binding Nature. This Facility Lease has been executed and delivered by, and is binding on, and enforceable against, the Facility Lessee and the Owner Lessor as of the Closing Date, provided, however, that the Facility Lease Term shall commence upon the occurrence of the Lease Commencement Date.

Section 2.2    Lease. On the Lease Commencement Date, without the necessity for any further action, the Owner Lessor shall sublease, and as of the Lease Commencement Date subleases, the Facility to the Facility Lessee and the Facility Lessee shall sublease, and as of the Lease Commencement Date subleases, the Facility from the Owner Lessor, subject in each case to the terms set forth herein.

Section 2.3    Title; Construction Completion; Modifications; Replacements. The Facility Lessee and the Owner Lessor understand and agree that (a) this Facility Lease is a sublease and is subject to the Head Lease and the interest of the Head Lessor under the Head Lease, (b) legal title to the Facility remains vested in the Head Lessor, (c) this Facility Lease is subject to Permitted Closing Date Liens, (d) the Facility (as of the date hereof) has not achieved Provisional Acceptance, and (e) this Facility Lease is intended to be a lease of personal property under Tennessee law. Any portion of the Facility which is added to, or otherwise becomes a part of, the Facility after the Closing Date in accordance with the Construction Management Agreement shall (at no cost to the Owner Lessor and with no adjustment to Basic Lease Rent or Termination Value) automatically (i) become subject to this Facility Lease (subject to the occurrence of the Lease Commencement Date) and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lien of the Lease Indenture, and (ii) be deemed part of the Facility for all purposes, including for purposes of this Facility Lease. The Facility Lessee and the Owner Lessor further understand and agree that the Owner Lessor’s Interest shall also include an interest in (A) all Modifications which are incorporated in the Facility and which pursuant to Section 8.3 hereof become subject to this Facility Lease and (B) all Replacement Components which become part of the Facility pursuant to Section 7.2 hereof, and that any such Modifications and Replacement Components shall, immediately upon such incorporation or replacement, become subject to this Facility Lease and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lien of the Lease Indenture.

SECTION 3. FACILITY LEASE TERM AND RENT

Section 3.1    Facility Lease Term. The term of this Facility Lease (the “Facility Lease Term”) shall commence on the Lease Commencement Date and shall terminate at 11:59 p.m., New

York City time, on the Expiration Date, subject to earlier termination (a) in whole pursuant to Sections 15 or 18 hereof or (b) in part with respect to a Relevant Portion of the Facility pursuant to Section 15 hereof; provided, however, that if a Significant Lease Default shall have occurred prior to the then scheduled expiration of the Facility Lease Term and is continuing on such date, the Facility Lease Term shall be extended until such time as either (i) such Significant Lease Default has been cured and all relevant amounts due and payable by TVA hereunder and under the other Transaction Documents have been paid or (ii) the Facility Lessee has delivered possession of the Facility and the Facility Site to the Owner Lessor in accordance with the terms hereof, including as a result of the exercise of the dispossessory remedies set forth in Section 18.2 hereof.

Section 3.2    Rent. The Facility Lessee hereby agrees to pay to the Owner Lessor basic lease rent (“Basic Lease Rent”) for the lease of the Facility during the Facility Lease Term in installments payable on each Rent Payment Date in the amount set forth opposite such Rent Payment Date under the columns entitled “Basic Lease Rent (Debt Portion)” and “Basic Lease Rent (Equity Portion)” on Schedule 1 hereto, subject to adjustment in accordance with Section 3.4 hereof. In the event this Facility Lease shall have been terminated in part pursuant to Section 15 with respect to a Relevant Portion of the Facility, Basic Lease Rent payable on any Rent Payment Date thereafter shall be determined by multiplying the amount calculated pursuant to the immediately preceding sentence by a fraction, the numerator of which is the number of Units that continue to be subject to this Facility Lease and the Head Lease after giving effect to such termination and the denominator of which is the number of Units subject to this Facility Lease immediately prior to such partial termination, and Basic Lease Rent and Termination Value shall be adjusted downward by such amount in accordance with Section 3.4. All Basic Lease Rent to be paid pursuant to this Section 3.2 shall be payable in the manner set forth in Section 3.5.

Section 3.3    Supplemental Lease Rent. The Facility Lessee also agrees to pay to the Owner Lessor, or to any other Person entitled thereto as expressly provided herein or in any other Transaction Document, as appropriate, any and all Supplemental Lease Rent, promptly as the same shall become due and owing, or where no due date is specified, promptly after demand by the Person entitled thereto, and on an After-Tax Basis to the extent such Supplemental Lease Rent is paid in order to pay, or reimburse the Owner Lessor or the Indenture Trustee for, costs or expenses of the Owner Lessor or the Indenture Trustee under any Transaction Document and in the event of any failure on the part of the Facility Lessee to pay any Supplemental Lease Rent, the Owner Lessor shall have all rights, powers and remedies provided for herein. The Facility Lessee will also pay as Supplemental Lease Rent, to the extent permitted by Applicable Law, an amount equal to interest at the Overdue Rate on any part of any payment of Basic Lease Rent not paid when due for any period for which the same shall be overdue and on any Supplemental Lease Rent not paid when due (whether on demand or otherwise) for the period from such due date until the same shall be paid. All Supplemental Lease Rent to be paid pursuant to this Section 3.3 shall be payable in the manner set forth in Section 3.5.

Section 3.4    Adjustment of Lease Schedules.

(a)The Facility Lessee and the Owner Lessor agree that Basic Lease Rent shall be adjusted after the Closing Date, either upwards or downwards, to reflect (i) a reduction in Basic Lease Rent in connection with a partial termination of the Facility Lease pursuant to Section 15 calculated in accordance with the second sentence of Section 3.2, (ii) a reduction in Basic Lease Rent in connection with the prepayment of one or more Holdco Notes in connection with a Regulatory Event of Loss calculated in accordance with Section 13.2(c), and (iii) either a reduction or an increase in Basic Lease Rent to reflect the principal amount, amortization and interest rate on any Additional Lessor Notes issued pursuant to Section 2.12 of the Lease Indenture in connection with (A) a refinancing of the Lessor Notes pursuant to Section 11.1 of the Participation Agreement or (B) a Supplemental Financing pursuant to Section 11.2 of the Participation Agreement. Any adjustments pursuant to this Section 3.4 shall be calculated in a manner to ensure that Basic Lease Rent payable hereunder is in an amount sufficient to enable the Owner Lessor to pay the principal of and interest on the Lessor Notes (after taking into account such Additional Lessor Notes issued pursuant to Section 11.2 of the Participation Agreement and refinancing of Lessor Notes in accordance with Section 11.1 of the Participation Agreement, as applicable) due and payable on each scheduled payment date in respect of such Lessor Note and to preserve the return on and of the Equity Investment and, in the case of a Supplemental Financing, any Additional Equity Investment made pursuant to Section 11.2 of the Participation Agreement, as contemplated at the time the Equity Investment or Additional Equity Investment, if any, was made through the end of the Facility Lease Term calculated in a manner consistent with the initial calculation of the return on and of the Equity Investment of the Owner Lessor and the Holdco, including as to the U.S. federal, state and local income tax consequences of the return on and of such investment and of the receipt of Basic Lease Rent and Supplemental Lease Rent by the Owner Lessor for the payment of amounts due and payable by the Owner Lessor under or with respect to the Lessor Notes or the Lease Indenture. The adjustments contemplated by this Section 3.4 will result in corresponding adjustments to the Termination Values. Any adjustment pursuant to this Section 3.4(a) shall be made subject to and in compliance with Section 3.4(b) hereof.

(b)Anything herein or in any other Transaction Document to the contrary notwithstanding, Basic Lease Rent payable on any Rent Payment Date, whether or not adjusted in accordance with this Section 3.4, shall, in the aggregate, be in an amount at least sufficient to pay in full the scheduled principal of and interest payments on the Lessor Notes on such Rent Payment Date, other than any such scheduled principal of and interest payments on the Lessor Notes to the extent paid from the Construction Period Financing Account pursuant to Section 2.17 of the Lease Indenture. Anything herein or in any other Transaction Document to the contrary notwithstanding, Termination Values on any date under this Facility Lease, whether or not adjusted in accordance with this Section 3.4, shall, together with Basic Lease Rent due and owing on such date, be in an amount at least sufficient to pay in full the principal of, and accrued interest on, the Lessor Notes payable on such date.

(c)Any adjustment pursuant to this Section 3.4 shall initially be computed by the Facility Lessee, subject to the verification procedure described in this Section 3.4(c). Once computed, the results of such computation shall promptly be delivered by the Facility Lessee to the Owner Lessor. Within 20 days after the receipt of the results of any such adjustment, the Owner Lessor may request that a nationally recognized firm of independent public accountants (which firm shall not be the primary accountants for the Facility Lessee, the Owner Lessor, the Holdco or the Lease Indenture Trustee) jointly selected by the Owner Lessor and the Facility Lessee (the “Verifier”) verify, after consultation with the Owner Lessor and the Facility Lessee, the accuracy of such adjustment in accordance with this Section 3.4. The Owner Lessor and the Facility Lessee hereby agree, subject to the execution by the Verifier of an appropriate confidentiality agreement, to provide the Verifier with all information and materials (other than income tax returns) as shall be necessary in connection therewith. If the Verifier confirms that such adjustment is in accordance with this Section 3.4, it shall so certify to the Facility Lessee and the Owner Lessor and such certification shall be final, binding and conclusive on the Facility Lessee, the Owner Lessor and the Holdco. If the Verifier concludes that such adjustment is not in accordance with this Section 3.4, and the adjustments to Basic Lease Rent or Termination Value calculated by the Verifier are different from those calculated by the Facility Lessee, then it shall so certify to the Facility Lessee and the Owner Lessor and the Verifier’s calculation shall be final, binding and conclusive on the Facility Lessee, the Owner Lessor and the Holdco. If the Owner Lessor does not request verification of any adjustment within the period specified above, the computation provided by the Facility Lessee shall be final, binding and conclusive on the Facility Lessee, the Owner Lessor and the Holdco. The final determination of any adjustment hereunder shall be set forth in an amendment to this Facility Lease, executed and delivered by the Owner Lessor and the Facility Lessee; provided, however, that any omission to execute and deliver such amendment shall not affect the validity and effectiveness of any such adjustment. The reasonable fees, costs and expenses of the Verifier in verifying an adjustment pursuant to this Section 3.4 shall be paid by the Facility Lessee. Notwithstanding anything herein to the contrary, the sole responsibility of the Verifier shall be to verify the calculations hereunder and matters of interpretation of this Facility Lease or any other Transaction Document shall not be within the scope of the Verifier’s responsibilities.

Section 3.5    Manner of Payments. All Rent (whether Basic Lease Rent or Supplemental Lease Rent) shall be paid by the Facility Lessee in lawful currency of the United States of America in immediately available funds to the recipient not later than 1:00 p.m. (New York City time) on the date due. All Rent payable to the Owner Lessor (other than Excepted Payments) shall be paid by the Facility Lessee to the Owner Lessor by payment to the Owner Lessor’s Account, or to such other place as the Owner Lessor shall notify the Facility Lessee in writing; provided, however, that so long as the Lien of the Lease Indenture has not been discharged, the Owner Lessor hereby irrevocably directs (it being agreed and understood that such direction shall be deemed to have been revoked after the Lien of the Lease Indenture shall have been fully discharged in accordance with its terms), and the Facility Lessee agrees, that all payments of Rent (other than Excepted Payments) payable to the Owner Lessor shall be paid by wire transfer directly to the Lease Indenture Trustee’s Account or to such other place as the Lease Indenture Trustee shall notify the Facility Lessee in writing pursuant to the Lease Indenture. Payments constituting Excepted Payments shall be made to the Person entitled thereto at the address for such Person set forth in the Participation Agreement, or to such other place as such Person shall notify the Facility Lessee in writing.

SECTION 4. DISCLAIMER OF WARRANTIES; RIGHT OF QUIET ENJOYMENT

Section 4.1    Disclaimer of Warranties.

(a)Without waiving any claim the Facility Lessee may have against any manufacturer, vendor or contractor, THE FACILITY LESSEE ACKNOWLEDGES AND AGREES SOLELY FOR THE BENEFIT OF THE OWNER LESSOR, THE LESSOR MANAGER, THE HOLDCO AND THE LEASE INDENTURE TRUSTEE THAT (i) THE FACILITY AND EACH COMPONENT THEREOF IS OF A SIZE, DESIGN, CAPACITY AND MANUFACTURE ACCEPTABLE TO THE FACILITY LESSEE, (ii) THE FACILITY LESSEE IS SATISFIED THAT THE FACILITY AND EACH COMPONENT THEREOF IS SUITABLE FOR THEIR RESPECTIVE PURPOSES, (iii) NONE OF THE OWNER LESSOR, THE LESSOR MANAGER, THE HOLDCO OR THE LEASE INDENTURE TRUSTEE IS A MANUFACTURER OR A DEALER IN PROPERTY OF SUCH KIND, AND (iv) THE FACILITY IS LEASED HEREUNDER TO THE EXTENT PROVIDED HEREBY FOR THE FACILITY LEASE TERM SPECIFIED HEREIN SUBJECT TO ALL APPLICABLE LAWS NOW IN EFFECT OR HEREAFTER ADOPTED, INCLUDING (A) ZONING REGULATIONS, (B) ENVIRONMENTAL LAWS AND (C) BUILDING RESTRICTIONS, AND IN THE STATE AND CONDITION OF EVERY PART THEREOF WHEN THE SAME FIRST BECAME SUBJECT TO THIS FACILITY LEASE, WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND BY THE OWNER LESSOR, THE LESSOR MANAGER, THE HOLDCO OR THE LEASE INDENTURE TRUSTEE AND (vi) THE OWNER LESSOR LEASES FOR THE FACILITY LEASE TERM SPECIFIED HEREIN AND THE FACILITY LESSEE TAKES THE FACILITY UNDER THIS FACILITY LEASE “AS-IS”, “WHERE-IS” AND “WITH ALL FAULTS”, AND THE FACILITY LESSEE ACKNOWLEDGES THAT NONE OF THE OWNER LESSOR, THE LESSOR MANAGER, THE HOLDCO OR THE LEASE INDENTURE TRUSTEE MAKES NOR SHALL BE DEEMED TO HAVE MADE, AND EACH EXPRESSLY DISCLAIMS, ANY AND ALL RIGHTS, CLAIMS, WARRANTIES OR REPRESENTATIONS, EITHER EXPRESS OR IMPLIED, AS TO THE VALUE, CONDITION, FITNESS FOR ANY PARTICULAR PURPOSE, DESIGN, OPERATION, MERCHANTABILITY OF THE FACILITY OR AS TO THE TITLE TO THE FACILITY, THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE FACILITY OR CONFORMITY THEREOF TO SPECIFICATIONS, FREEDOM FROM PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT, THE ABSENCE OF ANY LATENT OR OTHER DEFECT, WHETHER OR NOT DISCOVERABLE, OR AS TO THE ABSENCE OF ANY OBLIGATIONS BASED ON STRICT LIABILITY IN TORT OR ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT THERETO, except that the Owner Lessor represents and warrants that on the Closing Date and the Lease Commencement Date, the Facility will be free of Owner Lessor’s Liens. It is agreed that all such risks, as between the Owner Lessor, the Lessor Manager, the Holdco and the Lease Indenture Trustee on the one hand and the Facility Lessee on the other hand are to be borne by the Facility Lessee with respect to acts, occurrences or omissions prior to or during the Facility Lease Term. None of the Owner Lessor, the Lessor Manager, the Holdco or the Lease Indenture Trustee shall have any responsibility or liability to the Facility Lessee or any other Person with respect to any of the following: (1) any liability, loss or damage caused or alleged to be caused directly or indirectly by the Facility or any Component or by any inadequacy thereof or deficiency or defect therein or by any other circumstances in connection therewith; (2) the use, operation or performance of the Facility, any Unit or any Component thereof or any risks relating thereto; or (3) the construction, delivery, operation, servicing, maintenance, repair, improvement, replacement or decommissioning of the Facility, any Unit or any Component thereof. The provisions of this paragraph (a) of this Section 4.1 have been negotiated, and, except to the extent otherwise expressly stated, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties of the Owner Lessor, the Lessor Manager, the Holdco and the Lease Indenture Trustee, express or implied, with respect to the Facility, any Unit or any Components thereof that may arise pursuant to any Applicable Law now or hereafter in effect, or otherwise.

(b)From and after the Closing Date, the Owner Lessor hereby appoints irrevocably and constitutes the Facility Lessee its agent and attorney-in-fact, coupled with an interest, to assert and enforce, from time to time so long as the Owner Lessor does not have the right to exercise remedies pursuant to Section 18.2, in the name and for the account of the Owner Lessor and the Facility Lessee, as their interests may appear, but in all cases at the sole cost and expense of the Facility Lessee, whatever claims and rights the Owner Lessor may have in respect of the Facility, any Unit or any Component thereof, against any manufacturer, vendor or contractor, or under any express or implied warranties relating to the Facility, any Unit or any Component thereof; provided, however, that, the Owner Lessor may revoke such appointment, by written notice to the Facility Lessee, if (i) a Lease Event of Default shall have occurred and be continuing, (ii) any manufacturer, vendor or contractor is in default or otherwise not in compliance with its obligations or warranties relating to the Facility, the Unit or any Component thereof and (iii) the Facility Lessee has failed to diligently pursue the enforcement of rights under the respective warranties against such manufacturer, vendor or contractor, and such failure could reasonably be expected to result in a material adverse effect on the operation and maintenance of the Facility or the Facility Site.

Section 4.2    Quiet Enjoyment. The Owner Lessor expressly agrees that, notwithstanding any provision of any other Transaction Document, but without limiting the rights and remedies which may be available to the Owner Lessor (and the Lease Indenture Trustee as its assignee) under and in accordance with Section 18, neither it, the Lessor Manager, the Holdco, the Holdco Manager nor any other party acting by, through or under the Owner Lessor, the Lessor Manager, the Holdco or the Holdco Manager shall interfere with or interrupt the quiet enjoyment of the use, operation and possession by the Facility Lessee of the Facility prior to the expiration or early termination of this Facility Lease in accordance with the terms hereof.

SECTION 5. RETURN OF FACILITY

Section 5.1    Return. Upon the early termination of this Facility Lease pursuant to Section 18.2 or, if the Facility Lessee shall fail to satisfy the requirements set forth in Section 16, the exercise of dispossessory remedies under Section 18.2 on or after the Expiration Date, the Facility Lessee, at its own expense, shall deliver possession of the Facility (together with Modifications to the Facility that shall have become subject to the Head Lease and this Facility Lease pursuant to Section 9 of the Head Lease and Section 8.3 hereof) to the Owner Lessor or any permitted transferee or assignee of the Owner Lessor. The Facility Lessee shall effect delivery of the Facility at its own cost and expense by surrendering the Facility into the possession of the Owner Lessor or such transferee or assignee and by executing and delivering to the Owner Lessor or such transferee or assignee an instrument or instruments in form and substance reasonably acceptable to the Owner Lessor evidencing surrender by the Facility Lessee of the Facility Lessee’s right to the Facility under this Facility Lease and to the possession thereof. In connection with such return, the Facility Lessee shall (a) assign, to the extent permitted by Applicable Law, and shall cooperate with all reasonable requests of the Owner Lessor for purposes of obtaining, or enabling the Holdco, the Owner Lessor or such transferees or assignees to obtain, any and all licenses, permits, approvals and consents of any Governmental Entities or other Persons that are or will be required to be obtained by the Holdco, the Owner Lessor or such transferee or assignee in connection with the use, operation or maintenance of the Facility on or after such return in compliance with Applicable Law; and (b) provide the Owner Lessor or a permitted transferee or assignee of the Owner Lessor, subject to any equipment manufacturer-imposed conditions of confidentiality, copies of all documents, instruments, plans, maps, specifications, manuals, drawings and other documentary materials relating to the installation, maintenance, operation, construction, design, modification or repair of the Facility or any portion thereof, as shall be in the Facility Lessee’s possession and shall be reasonably appropriate or necessary for the ownership, possession, operation or maintenance of the Facility.

Section 5.2    Condition Upon Delivery of Possession to Owner Lessor. In connection with the delivery of possession of the Facility by the Facility Lessee to the Owner Lessor pursuant to Section 5.1, the Facility Lessee shall ensure, at the Facility Lessee’s sole cost and expense, that the Facility complies with each of the following conditions:

(a)the Facility (including all Required Modifications and Nonseverable Modifications) will be in at least as good condition as if it had been maintained, repaired and operated during the Facility Lease Term in compliance with the provisions of this Facility Lease, ordinary wear and tear and degradation excepted;

(b)the Facility shall be free and clear of all Liens other than Permitted Post Facility Lease Term Liens;

(c)the Facility control capability will be operational such that the Facility can be operated independently of any other power generation facility owned or operated by the Facility Lessee;

(d)the Facility shall have at least the capability and functional ability to perform, substantially at the ratings for which it was designed in normal commercial operation, all functions for which it was designed (normal wear and tear and degradation excepted); and

(e)no Component shall be a temporary Component and any Replacement Component shall comply with Prudent Industry Practice.

The Facility Lessee, at the request of the Owner Lessor, shall lease (subject to all existing encumbrances) to the Owner Lessor (or its designee) at the then Fair Market Rental Value thereof under the Head Lease, determined by agreement between the Facility Lessee and the Owner Lessor or, absent agreement, by an appraisal conducted according to the Appraisal Procedures, any or all Optional Modifications that are Removable Modifications and which have been made to the Facility following the Lease Commencement Date. The Facility Lessee shall enter into any amendments or modifications to the Head Lease necessary to cause such Modifications to be subject thereto; provided, that title to such Modifications will remain vested in the Head Lessor. The appraiser’s fees and expenses incurred pursuant to this clause shall be paid by the Owner Lessor.

Section 5.3    Deferred Maintenance on the Facility. In connection with a delivery of possession of the Facility by the Facility Lessee to the Owner Lessor pursuant to Section 5.1, the Facility Lessee will, at the cost and expense of the Facility Lessee, perform such maintenance on the Facility that is required to satisfy the conditions described in Section 5.2. If the Facility Lessee is unable to perform such requested maintenance, it will use reasonable efforts to arrange on behalf of the Owner Lessor and with no liability to the Owner Lessor to have such maintenance performed by a Person acceptable to the Owner Lessor. The Facility Lessee shall promptly pay such rates charged by any Person in connection with such requested maintenance.

SECTION 6. LIENS

The Facility Lessee will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Facility, the Facility Site or any interest therein or in, to or on its interest in this Facility Lease or its interest in any other Transaction Document, except Permitted Liens, and the Facility Lessee shall promptly notify the Owner Lessor of the imposition of any such Lien of which the Facility Lessee is aware and shall promptly, at its own expense, take such action as may be necessary to fully discharge or release any such Lien.

SECTION 7. MAINTENANCE; REPLACEMENTS OF COMPONENTS

Section 7.1    Maintenance. The Facility Lessee, at its own cost and expense, will (a) cause the Facility to be maintained in accordance with Prudent Industry Practice, and will not operate the Facility other than in compliance with all Applicable Laws of any Governmental Entity having jurisdiction (provided that the Facility Lessee may contest, in good faith and by appropriate proceedings, the validity or applicability of any such Applicable Law) and (b) make, or cause to be made, all necessary repairs, renewals and replacements thereof in accordance with Prudent Industry Practice. Nothing in this Facility Lease or in the other Transaction Documents will require TVA to operate the Facility; provided that if and when TVA does operate the Facility, the Facility shall be operated in accordance with Prudent Industry Practice.

Section 7.2    Replacement of Components. In the ordinary course of maintenance, service, repair or testing, the Facility Lessee, at its own cost and expense, may remove or cause or permit to be removed from the Facility any Component; provided, however, that the Facility Lessee shall cause such Component to be replaced by a replacement Component which shall be free and clear of all Liens (except Permitted Liens) and in as good operating condition as the Component replaced, assuming that the Component replaced was maintained in accordance with this Facility Lease (each such replacement Component being herein referred to as a “Replacement Component”). If any Component that is subject to this Facility Lease is at any time removed from the Facility, such Component shall remain subject to this Facility Lease, wherever located, until such time as such Component shall be replaced by a Replacement Component that has been incorporated in the Facility and that meets the requirements for Replacement Components specified above. Immediately upon any Replacement Component becoming incorporated in the Facility, without further act (and at no cost to the Owner Lessor and with no adjustment to Basic Lease Rent or Termination Value), (a) the removed Component shall no longer be subject to the Head Lease, this Facility Lease or the Lien of the Lease Indenture, and shall be free and clear of all rights of the Owner Lessor and the Lease Indenture Trustee and (b) the Replacement Component shall automatically (i) become subject to the Head Lease, this Facility Lease and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lien of the Lease Indenture and (ii) be deemed a part of the Facility for all purposes of the Head Lease and this Facility Lease. Notwithstanding anything in this Section 7.2 or elsewhere in this Facility Lease to the contrary, if the Facility Lessee has determined that a Component is surplus or obsolete and not necessary for the operation of the Facility in accordance with this Facility Lease, the Facility Lessee shall have the right to remove such Component without replacing such Component, and upon such removal, the removed Component shall no longer be subject to the Head Lease, this Facility Lease or the Lien of the Lease Indenture.

SECTION 8. MODIFICATIONS

Section 8.1    Required Modifications. The Facility Lessee, at its own cost and expense, shall make or cause or permit to be made all Modifications to the Facility as are required by Applicable Law or any Governmental Entity having jurisdiction (each, a “Required Modification”); provided, however, that the Facility Lessee may, in good faith and by appropriate proceedings, diligently contest the validity or application of any Applicable Law in any reasonable manner which does not involve any material risk of (a) foreclosure, sale, forfeiture or loss of, or imposition of a material Lien on the Facility or any impairment of the use, operation or maintenance of the Facility in any material respect, or (b) any criminal or material civil liability being imposed on the Lessor Manager, the Holdco, the Holdco Manager, any Holdco Note Purchaser, or the Owner Lessor, the Lease Indenture Trustee or any Noteholder.

Section 8.2    Optional Modifications. The Facility Lessee at any time may, at its own cost and expense and without the consent of any other Person, make or cause or permit to be made any Modification to the Facility as the Facility Lessee considers desirable in the proper conduct of its business (any such Modification which is not a Required Modification being referred to as an “Optional Modification”).

Section 8.3    Title to Modifications. Title to all Modifications shall be with the Head Lessor. All Required Modifications, all Nonseverable Modifications and all Modifications financed by the Owner Lessor by an Additional Equity Investment or a Supplemental Financing pursuant to Section 11.2 of the Participation Agreement shall (at no cost to the Owner Lessor and with no adjustment to Head Lease Rent, or except in the case of a Supplemental Financing and Additional Equity Investment, Basic Lease Rent or Termination Value) automatically upon being affixed to or incorporated into the Facility (a) become subject to the Head Lease and this Facility Lease and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lien of the Lease Indenture and (b) be deemed part of the Facility for all purposes of the Head Lease and this Facility Lease. The Facility Lessee, at its own cost and expense, shall take such steps as either the Owner Lessor or, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee may reasonably require from time to time to confirm that the Modifications set forth in the preceding sentence are subject to the Head Lease and this Facility Lease and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lien of the Lease Indenture. No Optional Modification which is a Severable Modification (other than such Optional Modifications which are financed by the Owner Lessor by an Additional Equity Investment or a Supplemental Financing pursuant to Section 11.2 of the Participation Agreement, any such Optional Modification that is a Severable Modification that has not been so financed is referred to as a “Removable Modification”) shall become subject to the Head Lease and this Facility Lease or the Lien of the Lease Indenture unless the Owner Lessor shall have elected to lease, in accordance with Section 5.2, such Removable Modification. Removable Modifications may be removed by the Facility Lessee at any time prior to the exercise by the Owner Lessor of its remedies under Section 18.2 at the Facility Lessee’s cost and expense. The Facility Lessee will repair, at its own cost and expense, any damage caused by its removal of any Removable Modifications.

SECTION 9. NET LEASE

This Facility Lease is a “net lease” and the Facility Lessee’s obligation to pay all Basic Lease Rent payable hereunder, as well as any Termination Value (or amount computed by reference thereto) in lieu of Basic Lease Rent following termination of this Lease, shall be absolute and unconditional under any and all circumstances and shall not be terminated, extinguished, diminished, lost or otherwise impaired by any circumstance of any character, including by (a) any setoff, counterclaim, recoupment, defense or other right which the Facility Lessee may have against the Owner Lessor, the Lessor Manager, the Holdco, the Holdco Manager, any Holdco Note Purchaser, or the Lease Indenture Trustee, the Noteholders or any other Person, including any claim as a result of any breach by any of said parties of any covenant or provision in this Facility Lease or any other Transaction Document, (b) any lack or invalidity of title or other interest or any defect in the title or other interest, condition, design, operation, merchantability or fitness for use of the Facility or any Component or any portion thereof, or any eviction by paramount title or otherwise, or any unavailability of the Facility, the Facility Site, any Component or any portion thereof, (c) the failure to complete the construction of the Facility, or to reach Provisional Acceptance or Final Acceptance under, and as defined in, the Construction Management Agreement, (d) any loss or destruction of, or damage to, the Facility, the Facility Site or any Component or any portion thereof or interruption or cessation in the use or possession thereof or any part thereof by the Facility Lessee for any reason whatsoever and of whatever duration, (e) the condemnation, requisitioning, expropriation, seizure or other taking of title to or use of the Facility, the Facility Site or any Component or any portion thereof by any Governmental Entity or otherwise, (f) the invalidity or unenforceability or lack of due authorization or other infirmity of this Facility Lease or any other Transaction Document, (g) the lack of right, power or authority of the Owner Lessor to enter into this Facility Lease or any other Transaction Document, (h) any ineligibility of the Facility, the Facility Site or any Component or any portion thereof for any particular use, whether or not due to any failure of the Facility Lessee to comply with any Applicable Law, (i) any event of “force majeure”, (j) any legal requirement similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding, (k) any insolvency, bankruptcy, reorganization or similar proceeding by or against the Facility Lessee or any other Person, (l) any Lien of any Person with respect to the Facility Site, the Facility or any Component or any portion thereof, or (m) any other cause, whether similar or dissimilar to the foregoing, any present or future law notwithstanding, except as expressly set forth herein or in any other Transaction Document, it being the intention of the parties hereto that all Basic Lease Rent (and all amounts, including Termination Value (or amounts computed by reference thereto), in lieu of Basic Lease Rent following termination of this Facility Lease in whole or in part) payable by the Facility Lessee hereunder shall continue to be payable in all events in the manner and at times provided for herein. All Rent, including Basic Lease Rent (and all amounts, including Termination Value (or amounts computed by reference thereto), in lieu of Basic Lease Rent following termination of this Facility Lease in whole or in part), shall not be subject to any abatement and the payments thereof shall not be subject to any setoff or reduction for any reason whatsoever, including any present or future claims of the Facility Lessee or any other Person against the Owner Lessor or any other Person under this Facility Lease or otherwise. To the extent permitted by Applicable Law, the Facility Lessee hereby waives any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Facility Lease except in accordance with Sections 10, 13 or 15 hereof. If for any reason whatsoever this Facility Lease shall be terminated in whole or in part by operation of law or otherwise, except as specifically provided herein, the Facility Lessee nonetheless agrees, to the extent permitted by Applicable Law, to pay to the Owner Lessor an amount equal to each installment of Basic Lease Rent and all Supplemental Lease Rent due and owing, at the time such payment would have become due and payable in accordance with the terms hereof had this Facility Lease not been so terminated. Nothing contained herein shall be construed to waive any claim which the Facility Lessee might have under any of the Transaction Documents or otherwise or to limit the right of the Facility Lessee separately to make any claim it might have against the Owner Lessor or any other Person or to separately pursue such claim in such manner as the Facility Lessee shall deem appropriate.

SECTION 10. EVENTS OF LOSS

Section 10.1    Occurrence of Events of Loss. The Facility Lessee will promptly notify the Owner Lessor and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee of any damage to, or other event with respect to, any portion of the Facility which the Facility Lessee reasonably anticipates will cause an Event of Loss. If an Event of Loss shall occur, then no later than eighteen months following such occurrence, the Facility Lessee shall notify the Owner Lessor and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee, in writing of its election to either (a) subject to the satisfaction of the conditions set forth in Section 10.3(a), rebuild or replace the Facility or a Relevant Portion of the Facility or (b) terminate this Facility Lease, in whole or in part with respect to the Facility or a Relevant Portion of the Facility, as the case may be, by electing to effect an Early Buy Out pursuant to Section 15.1 hereof; provided, however, that the Facility Lessee may only elect to terminate the Facility Lease in part with respect to a Relevant Portion of the Facility to the extent that the remaining Units subject to the Facility Lease continue to be (or will be, after repairing in accordance with this Facility Lease any damage to such remaining Units which may have occurred as a result of the Event of Loss to a Relevant Portion of the Facility to which such partial termination relates) commercially viable in accordance with Prudent Industry Practice. Subject to the last sentence of Section 15.1, the Facility Lessee may elect the option provided in clause (b) of the preceding sentence regardless of whether a Relevant Portion of the Facility is to be rebuilt or replaced. If the Facility Lessee fails to make an election as provided above, an Event of Loss shall be deemed to occur with respect to the Facility or, if the Event of Loss relates to less than all of the Units, a Relevant Portion of the Facility, as of the end of the eighteen-month period referred to in the second sentence of this Section 10.1 and the Facility Lessee will be deemed to have made the election to terminate this Facility Lease, in whole or in part, as the case may be, by exercising its Early Buy Out pursuant to Section 15.2 and will be deemed to have delivered an Early Buy Out Notice pursuant to Section 15.2 as of the end of such eighteen-month period.

Section 10.2    Condemnation Payments. Any payments received at any time by the Owner Lessor, the Lease Indenture Trustee or the Facility Lessee from any Governmental Entity as a result of the occurrence of an Event of Loss described in clause (c) of the definition of Event of Loss shall be promptly paid to the Owner Lessor or, if the Lien of the Lease Indenture shall not have been discharged or terminated, to the Lease Indenture Trustee, to be held as security for the Facility

Lessee’s obligations hereunder and under the other Transaction Documents, and shall be promptly applied, first, to satisfy the Facility Lessee’s obligation to pay Termination Value and other amounts required to be paid by it under Section 15.2(a), if any, and, so long as no Significant Lease Default shall then have occurred and be continuing, the balance shall be paid to or retained by, as applicable, the Facility Lessee.

Section 10.3    Rebuild or Replace. The Facility Lessee’s right to rebuild or replace the Facility or any Relevant Portion of the Facility pursuant to Section 10.1(a) shall be subject to the fulfillment, at the Facility Lessee’s sole cost and expense, in addition to the conditions contained in said clause (a), of the following conditions:

(a)the Facility Lessee shall cause the rebuilding or replacement of the Facility or any Relevant Portion of the Facility to commence as soon as reasonably practicable after notifying the Owner Lessor and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee pursuant to Section 10.1(a) of its election to rebuild or replace the Facility or any Relevant Portion of the Facility, and in all events within thirty-six (36) months of the occurrence of the event that caused such Event of Loss, and will cause work on such rebuilding or replacement to proceed diligently thereafter. As the rebuilding or replacement of the Facility or any Relevant Portion of the Facility progresses and title to the rebuilt or replacement Facility or Relevant Portion of the Facility vests in the Head Lessor, the rebuilt or replacement facilities shall become subject to the Head Lease, this Facility Lease and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lien of the Lease Indenture and be deemed a part of the Facility for all purposes of the Head Lease and this Facility Lease, automatically without any further act by any Person; and

(b)within thirty (30) days after the date of the completion of such rebuilding or replacement (the “Rebuilding Closing Date”) the following documents shall be duly authorized, executed and delivered and, if appropriate, filed for recordation by the respective party or parties thereto and shall be in full force and effect, and an executed counterpart of each thereof shall be delivered to the Owner Lessor, the Lessor Manager and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee: (i) supplements to the Head Lease and this Facility Lease subjecting the rebuilt or replacement facilities to the Head Lease and this Facility Lease (with no change in Head Lease Rent or in Basic Lease Rent as a result of such rebuilding or replacement), (ii) so long as the Lien of the Lease Indenture shall not have been terminated or discharged, supplements to the Lease Indenture subjecting the rebuilt or replacement facilities to the Lien of the Lease Indenture, (iii) such recordings and filings as may be reasonably requested by the Owner Lessor or the Lease Indenture Trustee to be made or filed, (iv) an opinion of counsel of the Facility Lessee, such counsel and such opinion to be reasonably satisfactory to the Owner Lessor and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee to the effect that (A) the supplements to the Head Lease and this Facility Lease required by clause (i) above constitute effective instruments for subjecting the rebuilt or replacement facilities to the Head Lease and this Facility Lease, (B) the supplements to the

Lease Indenture required by clause (ii) above, if any, constitute effective instruments for subjecting the rebuilt or replacement facilities to the Lien of the Lease Indenture, and (C) all filings and other action necessary to perfect and protect the Owner Lessor’s and, if applicable, the Lease Indenture Trustee’s interest in the rebuilt or replacement facilities have been accomplished, (v) a report by an independent engineer certifying that the rebuilt or replacement facilities are in a state of repair and condition required by this Facility Lease, and (vi) an Officer’s Certificate of the Facility Lessee as to compliance with this Section 10.3 and that no Lease Event of Default shall have occurred and be continuing as a result of the rebuilding or replacement.

Whether or not the transactions contemplated by this Section 10.3 are consummated, the Facility Lessee agrees to pay or reimburse, on an After-Tax Basis, any costs or expenses (including reasonable and documented legal fees and expenses) incurred by the Owner Lessor, the Lessor Manager and the Lease Indenture Trustee in connection with the transactions contemplated by this Section 10.3.

Section 10.4    Application of Payments Not Relating to an Event of Loss. In the event that during the Facility Lease Term the use of all or any portion of the Facility is requisitioned or taken by or pursuant to a request of any Governmental Entity under the power of eminent domain or otherwise for a period which does not constitute an Event of Loss, the Facility Lessee’s obligation to pay all installments of Basic Lease Rent shall continue for the duration of such requisitioning or taking. The Facility Lessee shall be entitled to receive and retain for its own account all sums payable for any such period by such Governmental Entity as compensation for such requisition or taking of possession; provided, however, that if at the time of such payment a Significant Lease Default shall have occurred and be continuing, all such sums shall be paid to and held by the Lease Indenture Trustee, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, or thereafter, the Owner Lessor as security for the obligations of the Facility Lessee under this Facility Lease, and such amount shall be paid to the Facility Lessee only at such time as no Significant Lease Default shall be continuing.

SECTION 11. INSURANCE

Section 11.1    Insurance by Owner Lessor. At any time, the Owner Lessor (either directly or in the name of the Holdco), the Holdco or the Lease Indenture Trustee may at its own expense and for its own account carry insurance with respect to its interest in the Facility or the Ground Interest. Any insurance payments received from policies maintained by the Owner Lessor, the Holdco or the Lease Indenture Trustee pursuant to the previous sentence shall be retained by the Owner Lessor, the Holdco or the Lease Indenture Trustee, as the case may be.

Section 11.2    Insurance by the Facility Lessee.

(a)If and for so long as the Facility Lessee is rated less than BBB+ by S&P or Baa1 by Moody’s, the Facility Lessee shall maintain (or cause to be maintained) property and commercial general liability insurance with respect to the Facility customarily carried by other operators of similar facilities of comparable size as the Facility and against such loss, damage or liability and with such deductibles as are customarily insured against. Any such property insurance required to be maintained pursuant to this Section 11.2(a) shall, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, name the Lease Indenture Trustee as loss payee with respect to any claim in excess of $10 million and such amounts shall be paid to the Facility Lessee as and when needed to pay or reimburse the Facility Lessee for any construction costs to repair the damage to which such claim relates, with the balance, if any paid to the Facility Lessee upon completion of such repairs, or applied at the direction of the Facility Lessee to pay Termination Value or any other amounts payable by the Facility Lessee under Section 15 in connection with an Event of Loss. During the period the Facility Lessee is required to maintain insurance pursuant to this Section 11.2(a), the Facility Lessee shall promptly upon request provide the Owner Lessor, the Holdco and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee, a description of the insurance it is maintaining pursuant to this Section 11.2 and evidence which may at the Facility Lessee’s option, be in the form of an Officer’s Certificate, that all premiums in respect of such policies are current and that such insurance is in effect.

(b)Notwithstanding Section 11.2(a), the Facility Lessee agrees that if and to the extent the Facility Lessee is insuring other gas-fired combustion turbine generating facilities similar to the Facility which are owned or leased by the Facility Lessee or self-insures for third party liability for the Facility Lessee’s operation of such other facilities owned or leased by the Facility Lessee, the Facility Lessee shall maintain (or cause to be maintained) insurance for property damage or third party liability, as the case may be, with respect to the Facility in comparable amounts, with comparable deductibles and on other terms substantially comparable to the insurance maintained with respect to such other facilities.

SECTION 12. INSPECTION

During the Facility Lease Term, the Owner Lessor, and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee and their representatives may, during normal business hours, on reasonable notice to the Facility Lessee and at their own risk and expense (except, at the expense but not risk, of the Facility Lessee when a Significant Lease Default or a Lease Event of Default has occurred and is continuing), inspect the Facility and the records with respect to the operations and maintenance thereof, in the Facility Lessee’s custody; provided, however, that so long as no Significant Lease Default or Lease Event of Default shall have occurred and be continuing, each such Person (together with their representatives) shall only be entitled to make one inspection in any twelve-month period; provided, further, that the limitations on the number of inspections included in the preceding proviso shall not apply with respect to any such inspection made in connection with the occurrence of (a) a catastrophic failure of any Component or system which causes a forced outage in excess of sixty (60) days, (b) failure or malfunction of any equipment resulting in serious injury or death, (c) a significant curtailment of operations due to a final, nonappealable order of a Governmental Entity having jurisdiction over Environmental Laws or safety, or (d) following commencement of commercial operations, cessation of operations of the Facility for more than one-hundred and eighty (180) days. Any such inspection will not unreasonably interfere with the operation or maintenance of the Facility or the conduct by the Facility Lessee of its business and will be in accordance with Applicable Law and the Facility Lessee’s safety and security precautions and confidentiality undertakings, as applicable. In no event shall the Owner Lessor, the Lessor Manager, the Holdco or the Lease Indenture Trustee have any duty or obligation to make any such inspection and such Persons shall not incur any liability or obligation by reason of not making any such inspection.

SECTION 13. REGULATORY EVENT OF LOSS

Section 13.1    Occurrence of a Regulatory Event of Loss. The Owner Lessor and the Holdco shall promptly notify the Facility Lessee and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee of an event or occurrence of which it has Actual Knowledge that it reasonably believes constitutes a Regulatory Event of Loss with respect to it. Such notice shall specify in reasonable detail the event or occurrence giving rise to such Regulatory Event of Loss and the materially burdensome rate of return regulation or other applicable public utility law or regulation of a Governmental Entity. The Owner Lessor, the Holdco and the Facility Lessee shall reasonably cooperate and take reasonable measures to alleviate such Regulatory Event of Loss at the cost and expense of the party requesting such cooperation. The Owner Lessor or the Holdco may elect to declare a Regulatory Event of Loss by giving notice to the Facility Lessee within twelve (12) months of obtaining Actual Knowledge of an event or circumstance which upon the giving of such notice would be a Regulatory Event of Loss (the “Election Notice”).

Section 13.2    Procedure for Termination With Respect to a Regulatory Event of Loss. If a Regulatory Event of Loss occurs, then, within sixty (60) days of receiving the Election Notice from the Owner Lessor or the Holdco, the Facility Lessee shall elect one of the following:

(a)If the event or occurrence giving rise to such Regulatory Event of Loss would be alleviated by transferring one or more Holdco Notes to the Facility Lessee, the Facility Lessee may purchase such Holdco Notes from the applicable Holdco Note Purchaser on the next succeeding Termination Date, for an amount equal to the Regulatory Event of Loss Termination Payment plus Equity Breakage, in which case each such Holdco Note Purchaser shall transfer all of its right, title and interest in its Holdco Note by appropriate instruments of transfer without representations (other than that such Holdco Note is free and clear of any Liens) to the Facility Lessee or such other Person as the Facility Lessee shall designate;

(b)If the event or occurrence giving rise to such Regulatory Event of Loss would be alleviated by transferring one or more Holdco Notes to another Person, the Facility Lessee may pay each Holdco Note Purchaser that holds such Holdco Notes on the next succeeding Termination Date the amount, if any, by which (i) the Regulatory Event of Loss Termination Payment plus Equity Breakage, exceeds (ii) the net proceeds of the sale of such Holdco Note Purchaser’s Holdco Note pursuant to this clause (b) received by such Holdco Note Purchaser; provided, that if the Facility Lessee elects to make the payment pursuant to this clause (b), then such Holdco Note Purchaser shall sell its Holdco Note in such manner, to such Person and at such price as directed by the Facility Lessee, at the cost and expense of the Facility Lessee; provided, however, that if such sale does not occur on or before the Termination Date referred to in clause (a) above, then the Facility Lessee shall be deemed to have elected to purchase such Holdco Note Purchaser’s Holdco Note under clause (a) and shall make the payment required to be made thereunder to such Holdco Note Purchaser pursuant thereto on such Termination Date;

(c)If the event or occurrence giving rise to such Regulatory Event of Loss would be alleviated by causing the Holdco to prepay one or more Holdco Notes, the Facility Lessee may cause the Holdco to prepay such Holdco Notes by paying to the Owner Lessor for distribution to the Holdco for prepayment of such Holdco Notes pursuant to the Holdco Note Purchase Agreement on the next succeeding Termination Date an amount equal to the Regulatory Event of Loss Termination Payment plus Equity Breakage, whereupon Basic Lease Rent (Equity Portion) and Termination Value (Equity Portion) shall be reduced in accordance with Section 3.4 hereof in an amount equal to the product of (i) Basic Lease Rent (Equity Portion) or Termination Value (Equity Portion), as applicable, multiplied by (ii) the Holdco Note Purchaser’s Percentage Interest; provided, that the Facility Lessee may only make an election under this clause (c) with respect to an Holdco Note if (A) the total number of Holdco Note Purchasers for which an election under this clause (c) is made is less than a majority of the aggregate number of Holdco Note Purchasers and (B) the Holdco Notes held by such Holdco Note Purchasers are less than a majority of the aggregate outstanding amount of Holdco Notes of the Holdco; or

(d)If the event or occurrence giving rise to such Regulatory Event of Loss would be alleviated by transferring the Holdco’s Membership Interests in whole or in part to another Person, the Facility Lessee may pay the Holdco on the next succeeding Termination Date the amount, if any, by which (i) the Termination Value (Equity Portion) plus Equity Breakage, exceeds (ii) the net proceeds of the sale of Membership Interests pursuant to this clause (d) received by the Holdco; provided, that if the Facility Lessee elects to make the payment pursuant to this clause (d), then the Holdco shall sell such Membership Interests in such manner, to such Person (which, subject to Applicable Law, may be the Facility Lessee) and at such price as directed by the Facility Lessee, at the cost and expense of the Facility Lessee; provided, however, that if such sale does not occur on or before the Termination Date referred to in clause (a) above, then the Facility Lessee shall be deemed to have elected to purchase such Membership Interests and shall pay the Holdco an amount equal to the Termination Value (Equity Portion) plus Equity Breakage, in which case the Holdco shall transfer all of its right, title and interest in such Membership Interests by appropriate instruments of transfer without representations to the Facility Lessee or such other Person as the Facility Lessee shall designate.

(e)The Facility Lessee may terminate the Facility Lease (in whole but not in part) by electing an Early Buy Out in accordance with Section 15.1 hereof.

Simultaneously with the payment of any amounts contemplated under clauses (a), (b), (c) or (d) of this Section 13.2 and as a condition to the sale, transfer or prepayment of the applicable Holdco Notes or Holdco’s Membership Interests, as applicable, the Facility Lessee shall pay all Basic Lease Rent (Equity Portion) and Supplement Lease Rent due and payable on the applicable Termination Date (including all costs and expenses of the Holdco, the Owner Lessor or any Holdco Note Purchaser incurred in connection therewith and all sales, use, value added and other Taxes required to be paid by the Facility Lessee to the Holdco or applicable Holdco Note Purchaser associated with the sale, transfer or retirement of the Holdco Note Purchaser’s Holdco Notes or Holdco’s Membership Interests, as applicable) whereupon the Facility Lessee shall cease to have any liability with respect to the Transaction Documents to such Holdco Note Purchaser in the case of the payment of amounts pursuant to clauses (a), (b) and (c) and to all Holdco Note Purchasers and the Holdco in the case of the payment of amounts pursuant to clause (d), except for obligations (including those under Sections 9.1 and 9.2 of the Participation Agreement) surviving pursuant to the express terms of any Transaction Document or which have otherwise accrued but not been paid as of the applicable Termination Date. If necessary, the parties shall reasonably cooperate to cause the provisions of the Owner Lessor LLC Agreement to be amended to reflect the existence of more than one Holdco with a Membership Interest in the Owner Lessor.

SECTION 14. [RESERVED]

SECTION 15. EARLY BUY OUT

Section 15.1    Election of Early Buy Out. The Facility Lessee shall have the right, at its option and at any time (including (a) during the occurrence and continuance of a Significant Lease Default or Lease Event of Default so long as the Facility Lease shall not have been terminated by the Owner Lessor pursuant to Section 18.2, (b) following an Event of Loss pursuant to Section 10.1 and (c) following a Regulatory Event of Loss for which the Facility Lessee has made the election described in Section 13.2(d)), by giving written notice (the “Early Buy Out Notice”) to the Owner Lessor, the Lessor Manager, and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee, to purchase the Owner Lessor’s Interest and terminate this Facility Lease, either in whole with respect to the entire Facility or in part with respect to a Relevant Portion of the Facility (an “Early Buy Out”). In the case of an Early Buy Out other than in connection with an Event of Loss or a Regulatory Event of Loss, the Facility Lessee will specify a Termination Date in the Early Buy Out Notice upon which date such purchase and termination will occur (the “Early Buy Out Date”), which Early Buy Out Date shall occur on a date occurring at least thirty (30) days after the delivery of the Early Buy Out Notice. In the case of an

Early Buy Out in connection with an Event of Loss, the Early Buy Out Date shall occur on (i) the next Termination Date occurring at least one month after the Facility Lessee’s delivery of the Early Buy Out Notice, or (ii) if the Event of Loss shall be deemed to have occurred pursuant to the last sentence of Section 10.1, on the Termination Date occurring next following thirty (30) days after the date as of which an Event of Loss shall have been so deemed to have occurred. In the case of an Early Buy Out in connection with a Regulatory Event of Loss, the Early Buy Out Date shall be the Termination Date next succeeding the date of delivery of the Early Buy Out Notice pursuant to Section 13.2(d) with respect to such Regulatory Event of Loss. The Facility Lessee may only purchase the Owner Lessor’s Interest in part or terminate the Facility Lease in part with respect to a Relevant Portion of the Facility to the extent that the remaining Units subject to the Facility Lease continue to be commercially viable in accordance with Prudent Industry Practice. If the Facility Lessee exercises the Early Buy Out in connection with an Event of Loss or Regulatory Event of Loss and the Facility Lessee certifies either that (A) such Early Buy Out is in connection with an Event of Loss described in clause (c) of the definition thereof or a Regulatory Event of Loss or (B) such Early Buy Out is in connection with an Event of Loss described in clauses (a) or (b) of the definition thereof and the Facility Lessee has no current intention to rebuild or replace the Facility or a Relevant Portion of the Facility, then such Early Buy Out shall constitute an Early Buy Out in connection with an Event of Loss or a Regulatory Event of Loss, as applicable, and no Make Whole Premium shall be due in connection with such Early Buy Out.

Section 15.2    Procedure for Exercise of an Early Buy Out.

(a)If the Facility Lessee shall have exercised its option under Section 15.1, then, on the Early Buy Out Date the Facility Lessee shall pay to the Owner Lessor (i) the Termination Value with respect to the Termination Date that coincides with the Early Buy Out Date, (ii) all amounts of Supplemental Lease Rent (including all reasonable and documented out-of-pocket costs and expenses of the Owner Lessor, the Lessor Manager, the Holdco, any Holdco Note Purchaser and the Lease Indenture Trustee, and all sales, use, value added and other Taxes associated with the exercise of the Early Buy Out pursuant to this Section 15 and required to be indemnified by the Facility Lessee pursuant to Section 9.2 of the Participation Agreement) on an After-Tax Basis due and payable on or prior to such Early Buy Out Date, (iii) any unpaid Basic Lease Rent due on or before such Early Buy Out Date, and (iv) the Equity Breakage in respect of the Equity Investment and, other than in the case of an Early Buy Out exercised in connection with an Event of Loss or a Regulatory Event of Loss so long as the Facility Lessee has delivered the certificate referred to in the last sentence of Section 15.1, the Make Whole Premium, if any, due on the Lessor Notes being prepaid pursuant to this Section 15.

(b)Upon receipt by the Lease Indenture Trustee, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, or thereafter, the Owner Lessor, of the payments required to be made pursuant to Section 15.2(a), (i) Basic Lease Rent shall cease to accrue, in whole, in the case of an exercise of the Early Buy Out with respect to the entire Facility or in part, with respect to a Relevant Portion of the Facility, in the case of an exercise of the Early Buy Out with respect to a Relevant Portion of the Facility, calculated pursuant to Section 3.2, (ii) the Facility Lessee’s obligations hereunder shall terminate, in whole, in the case of an exercise of the Early Buy Out with respect to the entire Facility or in part, with respect to a Relevant Portion of the Facility, in the case of an exercise of the Early Buy Out with respect to a Relevant Portion of the Facility, except for Supplemental Lease Rent and other obligations (including those under Sections 9.1 and 9.2 of the Participation Agreement) surviving pursuant to the express provisions of any Transaction Document, (iii) this Facility Lease and the Head Lease shall terminate, in whole, in the case of an exercise of the Early Buy Out with respect to the entire Facility or in part, with respect to a Relevant Portion of the Facility, in the case of an exercise of the Early Buy Out with respect to a Relevant Portion of the Facility, (iv) the Owner Lessor shall, at the Facility Lessee’s cost and expense, execute and deliver to the Facility Lessee a release or termination of this Facility Lease, in whole, in the case of an exercise of the Early Buy Out with respect to the entire Facility, or in part, with respect to a Relevant Portion of the Facility, in the case of an exercise of the Early Buy Out with respect to a Relevant Portion of the Facility, (v) the Owner Lessor shall transfer (by an appropriate instrument of transfer in form and substance reasonably satisfactory to the Owner Lessor and prepared and recorded by and at the expense of the Facility Lessee) all of its right, title and interest in and to the Owner Lessor’s Interest, in whole, in the case of an exercise of the Early Buy Out with respect to the entire Facility, or in part, with respect to a Relevant Portion of the Facility, in the case of an exercise of the Early Buy Out with respect to a Relevant Portion of the Facility, to the Facility Lessee pursuant to this Section 15.2 and Section 6.2 of the Head Lease on an “as is,” “where is” and “with all faults” basis, without representations or warranties other than a warranty as to the absence of Owner Lessor’s Liens and a warranty of the Holdco as to the absence of Holdco’s Liens, and (vi) the Owner Lessor shall discharge the Lien of the Lease Indenture, in whole, in the case of an exercise of the Early Buy Out with respect to the entire Facility, or in part, with respect to a Relevant Portion of the Facility, in the case of an exercise of the Early Buy Out with respect to a Relevant Portion of the Facility, and execute and deliver appropriate releases and other documents or instruments necessary or desirable to effect the foregoing, all to be prepared, filed and recorded (as appropriate) by and at the cost and expense of the Facility Lessee.

Section 15.3    Replacement and Exchange of the Lessor Notes. In connection with any proper exercise of the Early Buy Out under this Section 15 with respect to the entire Facility, the Facility Lessee may, at its option, elect to replace and exchange in full all the Lessor Notes for Replacement Power Bonds and if (a) the Facility Lessee shall have replaced and exchanged the Lessor Notes for Replacement Power Bonds in accordance with Section 2.10(c) of the Lease Indenture, (b) all other conditions contained in such Section 2.10(c) thereof shall have been satisfied, and (c) no Significant Lease Default or Lease Event of Default shall have occurred and be continuing after giving effect to such replacement and exchange, then the obligation of the Facility Lessee to pay the Termination Value pursuant to Section 15.2 shall be reduced by the outstanding principal amount of and accrued interest on the Lessor Notes so replaced and exchanged by the Facility Lessee.

SECTION 16. TRANSFER UPON THE EXPIRATION DATE

On or after the Expiration Date, so long as no Significant Lease Default shall then have occurred and be continuing and the Owner Lessor has not exercised dispossessory remedies under Section 18.2 in connection therewith, then upon payment of all amounts of Basic Lease Rent and all amounts of Supplemental Lease Rent then due and payable (including all reasonable out of pocket costs and expenses of the Owner Lessor, the Holdco and the Lease Indenture Trustee, all sales, use, value added and other Taxes required to be indemnified by the Facility Lessee pursuant to Section 9.2 of the Participation Agreement associated with the transfer to be effected pursuant to this Section 16 and any Basic Lease Rent due on or before the Expiration Date), (i) the Facility Lessee shall cease to have any liability to the Owner Lessor hereunder or under the other Transaction Documents, except for Supplemental Lease Rent and other obligations (including those under Sections 9.1 and 9.2 of the Participation Agreement) surviving pursuant to the express terms of any Transaction Document, (ii) subject to clause (i) above, this Facility Lease shall terminate, (iii) the Owner Lessor shall transfer to the Facility Lessee, at the Facility Lessee’s cost and expense, by an appropriate instrument of transfer (in form and substance reasonably satisfactory to the Owner Lessor and prepared by and at the expense of the Facility Lessee), all of its right, title and interest in and to the Owner Lessor’s Interest pursuant to this Section 16 and Section 6.2 of the Head Lease on an “as is,” “where is” and “with all faults” basis, without representations or warranties other than a warranty as to the absence of Owner Lessor’s Liens and a warranty of the Holdco as to the absence of Holdco’s Liens and (iv) the Owner Lessor shall discharge the Lien of the Lease Indenture, and the Owner Lessor and the Holdco shall execute and deliver appropriate releases and other documents or instruments necessary or desirable to effect the foregoing, all to be prepared, filed and recorded (as appropriate) by and at the cost and expense of the Facility Lessee. In connection with the transfer described in clause (iii) of the preceding sentence, the Owner Lessor (at the Facility Lessee’s cost and expense) shall (a) assign, to the extent permitted by Applicable Law, and shall cooperate with all reasonable requests of the Facility Lessee for purposes of obtaining, or enabling the Facility Lessee to obtain, any and all licenses, permits, approvals and consents of any Governmental Entities or other Persons that are held in the name of the Owner Lessor or the Lessor Manager and are or will be required to be obtained by the Facility Lessee in connection with the Facility Lessee’s ownership, use, operation and maintenance of the Facility on or after such transfer in compliance with Applicable Law. Except for amounts expressly set forth in this Section 16 (including Supplemental Lease Rent and other obligations (including those under Sections 9.1 and 9.2 of the Participation Agreement) surviving pursuant to the express terms of any Transaction Document), the Facility Lessee shall not be obligated to pay any additional amounts or compensation to the Owner Lessor, the Lessor Manager, the Holdco, and the Holdco Manager in connection with the transfer to the Facility Lessee of the Owner Lessor’s right, title and interest in the Facility pursuant to this Section 16.

SECTION 17. EVENTS OF DEFAULT

The following events shall constitute a “Lease Event of Default” hereunder (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Entity):

(a)the Facility Lessee shall fail to make any payment of Basic Lease Rent or Termination Value after the same shall have become due and such failure shall have continued for five (5) Business Days after the same shall become due; or

(b)the Facility Lessee shall fail to make any payment of Supplemental Lease Rent (other than Excepted Payments, unless the Holdco shall have declared a default with respect thereto, and Termination Value described in clause (a)), after the same shall have become due and such failure shall have continued for a period of thirty (30) days after receipt by the Facility Lessee of written notice of such default from the Lessor Manager, the Owner Lessor, or the Lease Indenture Trustee; or

(c)the Facility Lessee shall fail to perform or observe in any material respect any covenant, obligation or agreement to be performed or observed by it under this Facility Lease, the Participation Agreement, the Head Lease, the Ground Lease or the Ground Sublease (other than any covenant, obligation or agreement referred to in clauses (a) or (b) of this Section 17), which shall continue unremedied for sixty (60) days after receipt by the Facility Lessee of written notice thereof from the Lessor Manager (acting at the direction of the Holdco) or the Lease Indenture Trustee; provided, however, that if such condition cannot be remedied within such sixty (60)-day period, then the period within which to remedy such condition shall be extended up to an additional two-hundred and seventy (270) days, so long as the Facility Lessee diligently pursues such remedy and such condition is capable of being remedied within such additional two-hundred and seventy (270)-day period; provided, further, that, in the case of the Facility Lessee’s obligation set forth in clause (a) of Section 7.1, if, to the extent and for so long as a test, challenge, appeal or proceeding shall be prosecuted in good faith by the Facility Lessee, the failure by the Facility Lessee to comply with such requirement shall not constitute a Lease Event of Default if such test, challenge, appeal or proceeding shall not involve any material risk of (i) foreclosure, sale, forfeiture or loss of, or imposition of a lien on, the Facility, (ii) the impairment of the use, operation or maintenance of the Facility in any material respect or (iii) any criminal liability being incurred by, or any material adverse effect on the interests of, the Lessor Manager, the Holdco, any Holdco Note Purchaser, the Holdco Manager, the Owner Lessor, any Noteholder or the Lease Indenture Trustee, including subjecting the Holdco, any Holdco Note Purchaser or the Owner Lessor to regulation as a public utility or similar entity under Applicable Law; and provided, further, that in the case of the Facility Lessee’s obligation set forth in clause (a) of Section 7.1, if the noncompliance is not a type that can be immediately remedied, the failure to comply shall not be a Lease Event of Default if the Facility Lessee is taking all reasonable action to remedy such noncompliance and if, but only if, such noncompliance shall not involve any material risk described in clause (i), (ii) or (iii) of the preceding proviso; or

(d)any representation or warranty made by the Facility Lessee in the Operative Documents shall prove to have been incorrect in any material respect when made and continues to be material and unremedied for a period of sixty (60) days after receipt by the Facility Lessee of written notice thereof from the Holdco or the Lease Indenture Trustee; provided, however, that if such condition cannot be remedied within such sixty (60)-day period, then the period within which to remedy such condition shall be extended up to an additional two-hundred and seventy (270) days, so long as the Facility Lessee diligently pursues such remedy and such condition is reasonably capable of being remedied within such additional two-hundred and seventy (270)-day period; or

(e)the Facility Lessee shall (i) commence a voluntary case or other proceeding seeking relief under Title 11 of the Bankruptcy Code or liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or apply for or consent to the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or (ii) consent to, or fail to controvert in a timely manner, any such relief or the appointment of or taking possession by any such official in any voluntary case or other insolvency proceeding commenced against it, or (iii) file an answer admitting the material allegations of a petition filed against it in any such proceeding, or (iv) make a general assignment for the benefit of creditors; or

(f)an involuntary case or other proceeding shall be commenced against the Facility Lessee seeking (i) liquidation, reorganization or other relief with respect to it or its debts under Title 11 of the Bankruptcy Code or any bankruptcy, insolvency or other similar law now or hereafter in effect, or (ii) the appointment of a trustee, receiver, liquidator, custodian or other similar official with respect to it or any substantial part of its property or (iii) the winding-up or liquidation of the Facility Lessee; and such involuntary case or other insolvency proceeding shall remain undismissed and unstayed for a period of ninety (90) days (unless, in lieu of dismissal or stay of such proceeding, the Facility Lessee shall deliver to the Owner Lessor and the Lease Indenture Trustee an opinion of counsel reasonably satisfactory to each of them to the effect that the Facility Lessee is not an entity which can become a “debtor” under Section 101 of Title 11 of the Bankruptcy Code); or

(g)the Facility Lessee shall repudiate or disaffirm the validity or enforceability of this Facility Lease, the Head Lease or the Ground Lease.

SECTION 18. REMEDIES

Section 18.1    Remedies for Lease Event of Default. Upon the occurrence of any Lease Event of Default and at any time thereafter so long as the same shall be continuing, the Owner Lessor may, at its option, declare this Facility Lease to be in default by written notice to the Facility Lessee; provided, that upon the occurrence of a Lease Event of Default described in paragraph (e) or (f) of Section 17, this Facility Lease shall automatically be deemed to be in default without the need for giving any notice; and at any time thereafter, so long as the Facility Lessee shall not have remedied all outstanding Lease Events of Default, the Owner Lessor may proceed by appropriate court action or actions, either at law or in equity, to enforce performance by the Facility Lessee, at the Facility Lessee’s sole cost and expense, of the applicable covenants and terms of this Facility Lease or to recover damages for breach thereof, including recovery of any payment of Rent then due and unpaid, provided, further, that in connection with such action or actions, the Owner Lessor may not, except as permitted under Section 18.2, seek (i) termination of this Facility Lease or any other Transaction Document, (ii) dispossession of the Facility Lessee or (iii) acceleration or early payment of amounts not yet due and payable under this Facility Lease or any other Transaction Document.

Section 18.2    Additional Remedies for Specified Lease Events of Default. On a date no earlier than one-hundred and eighty (180) days after the occurrence of a Lease Event of Default specified in Sections 17(a) or (b), or immediately upon the occurrence of a Lease Event of Default specified in Sections 17(e), (f), or (g), but, in each case, only to the extent the applicable Lease Event of Default is then continuing, and at any time thereafter so long as the same shall be continuing, the Owner Lessor, in its sole discretion, may elect, and to the extent permitted by, and subject to compliance with any mandatory requirements of, Applicable Law then in effect:

(a)by notice in writing to the Facility Lessee, to terminate this Facility Lease whereupon all right of the Facility Lessee to the possession and use under this Facility Lease of the Facility shall absolutely cease and terminate but the Facility Lessee shall remain liable as hereinafter provided; and thereupon, the Owner Lessor may demand that the Facility Lessee, and the Facility Lessee shall, upon written demand of the Owner Lessor and at the Facility Lessee’s expense, forthwith deliver possession of the Facility to the Owner Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Section 5, except those provisions relating to periods of notice; and the Owner Lessor may thenceforth hold, possess and enjoy the same, free from any right of the Facility Lessee, or its successor or assigns, to use the Facility for any purpose whatever;

(b)to sell the Owner Lessor’s Interest at public or private sale, as the Owner Lessor may determine, free and clear of any rights of the Facility Lessee under this Facility Lease and without any duty to account to the Facility Lessee with respect to such sale or for the proceeds thereof (except to the extent required (i) by paragraph (e) below if the Owner Lessor elects to exercise its rights under such paragraph and (ii) by Applicable Law), in which event the Facility Lessee’s obligation to pay Basic Lease Rent hereunder due for any periods subsequent to the date of such sale shall terminate (except to the extent that Basic Lease Rent is to be included in computations under paragraph (d) or (e) below if the Owner Lessor elects to exercise its rights under said paragraphs);

(c)to hold, keep idle or lease to others the Facility as the Owner Lessor in its sole discretion may determine, free and clear of any rights of the Facility Lessee under this Facility Lease and without any duty to account to the Facility Lessee with respect to such action or inaction or for any proceeds with respect thereto, except that the Facility Lessee’s obligation to pay Basic Lease Rent due for any periods subsequent to the date upon which the Facility Lessee shall have been deprived of possession and use of the Facility pursuant to this Section 18.2 shall be reduced by the net proceeds, if any, received by the Owner Lessor from subleasing the Facility to any Person other than the Facility Lessee;

(d)whether or not the Owner Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under paragraph (a) above with respect to the Facility, to specify, by written notice to the Facility Lessee, a Termination Date that shall not be earlier than thirty (30) days after the date of such notice, and to demand that the Facility Lessee pay to the Owner Lessor, and the Facility Lessee shall pay to the Owner Lessor, on the Termination Date specified in such notice, any unpaid Basic Lease Rent due on or before such Termination Date, any Supplemental Lease Rent due and payable as of the Termination Date specified in such notice, plus, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Lease Rent due after the Termination Date specified in such notice), an amount equal to the excess, if any, of the Termination Value computed as of the Termination Date specified in such notice over the Fair Market Sales Value of the Owner Lessor’s Interest as of the Termination Date specified in such notice (such amount, the “FMV Net Termination Value”), and upon payment of such excess amount, this Facility Lease and the Facility Lessee’s obligation to pay Basic Lease Rent hereunder due for any periods subsequent to the date of such payments shall terminate; or

(e)if the Owner Lessor shall have sold the Owner Lessor’s Interest pursuant to paragraph (b) above, to demand that the Facility Lessee pay to the Owner Lessor, and the Facility Lessee shall pay to the Owner Lessor, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Lease Rent due after the date of such sale), an amount equal to (i) any unpaid Basic Lease Rent and Supplemental Lease Rent due on or before the date of such sale, (ii) if that date is not a Termination Date, the daily equivalent of Basic Lease Rent for the period from the preceding Termination Date to the date of such sale, and (iii) the amount, if any, by which the Termination Value for the Facility computed as of the Termination Date next preceding the date of such sale or, if such sale occurs on a Rent Payment Date or a Termination Date then computed as of such date, exceeds the proceeds of such sale net of all costs and expenses incurred by or on behalf of the Owner Lessor or the Lease Indenture Trustee in connection with or otherwise attributable to such sale (such amount set forth in subclause (iii), the “Sale Net Termination Value”), and, upon payment of such amount, this Facility Lease and the Facility Lessee’s obligation to pay Basic Lease Rent for any periods subsequent to the date of such payment shall terminate.

Section 18.3    Application of Funds Held as Security; Liability for Basic Lease Rent, Costs and Expenses. In connection with the exercise of remedies under Sections 18.1 or 18.2, the Owner Lessor may apply any amounts which are held by the Owner Lessor or the Lease Indenture Trustee under Section 10.2 or 11.2 as security for the Facility Lessee’s obligations hereunder and under any other Transaction Documents against any amounts owed by the Facility Lessee hereunder or under any other Transaction Document. In addition, the Facility Lessee shall be liable, except as otherwise provided in Sections 18.2(d) and (e), for (i) any and all unpaid Basic Lease Rent due hereunder before or during the exercise of any of the foregoing remedies, and (ii) on an After-Tax Basis for all legal fees and other documented costs and expenses incurred by reason of the occurrence of any Lease Event of Default or the exercise of the Owner Lessor’s remedies with respect thereto (whether those remedies are exercised by the Owner Lessor, the Lease Indenture Trustee or a designee of either), including the repayment in full of any documented costs and expenses necessary to be expended in connection with the return of the Facility in accordance with Section 5, and any costs and expenses incurred by the Owner Lessor, the Holdco and the Lease Indenture Trustee in connection with retaking constructive possession of, or in repairing, such Facility in accordance with Section 18.2, in order to cause it to be in compliance with all maintenance standards imposed by this Facility Lease.

Section 18.4    Payment of FMV Net Termination Value or Sale Net Termination Value. If the Owner Lessor elects to exercise its rights set forth in Section 18.2(d) or (e) and the Facility Lessee is obligated to pay FMV Net Termination Value or Sale Net Termination Value, as applicable, subject to payment of all other amounts due and owing by the Facility Lessee pursuant to Section 18.2(d) or (e), as applicable, the Facility Lessee may, subject to the conditions set forth in this Section 18.4 below, elect to pay the Owner Lessor such FMV Net Termination Value or such Sale Net Termination Value, as applicable, in three equal installments payable on the first, second and third anniversaries of the Term-Out Notice Date (the “Term-Out Payment Dates”), together with interest (a) on the Net TV Amount (Debt Portion) of such FMV Net Termination Value or such Sale Net Termination Value, as applicable, at the Net TV Amount (Debt Portion) Rate, and (b) on the Net TV Amount (Equity Portion) of such FMV Net Termination Value or such Sale Net Termination Value, as applicable, at the Net TV Amount (Equity Portion) Rate. The Facility Lessee shall only be permitted to make such election by written notice given to the Owner Lessor, the Lessor Manager, and the Lease Indenture Trustee given within thirty (30) days of delivery of the written notice from the Owner Lessor pursuant to Section 18.2 with respect to the Owner Lessor’s election to exercise remedies set forth in Section 18.2(d) or (e), as applicable, certifying that the issuance of Evidences of Indebtedness under the Bond Resolution is legally impossible or commercially unreasonable at such time in an amount sufficient to pay FMV Net Termination Value or Sale Net Termination Value when due under Section 18.2(d) or (e), as applicable. Upon the Facility Lessee’s delivery of the notice described in the previous sentence, the Facility Lessee shall become obligated to pay FMV Net Termination Value or Sale Net Termination Value, as applicable, as provided above, and this Facility Lease and the Facility Lessee’s obligation to pay Basic Lease Rent for any periods subsequent to the date of the delivery of such notice shall terminate. If the Facility Lessee (i) fails to deliver the notice described in the second preceding sentence with respect to any unpaid Net TV Amount, (ii) fails to certify by written notice given the Owner Lessor, the Lessor Manager and the Lease Indenture Trustee concurrently with its payment of an installment then due and payable on any Term-Out Payment Date that the issuance of Evidences of Indebtedness under the Bond Resolution is still legally impossible or commercially unreasonable or (iii) fails to pay any installment of the Net TV Amount then due and payable within ten (10) Business Days of the applicable Term-Out Payment Date, then in each case any unpaid Net TV Amount shall immediately become due and payable and the Owner Lessor may exercise any remedies available to it in accordance with Applicable Law. The

Facility Lessee’s obligation to make payment of FMV Net Termination Value or Sale Net Termination Value, as applicable, shall survive the termination of this Facility Lease.

Section 18.5    Cumulative Remedies. Except as otherwise provided in this Section 18, the remedies in this Facility Lease provided in favor of the Owner Lessor shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other remedies in its favor existing at law or in equity; and the exercise or beginning of exercise by the Owner Lessor of any one or more of such remedies shall not, except as otherwise provided in this Section 18, preclude the simultaneous or later exercise by the Owner Lessor of any or all of such other remedies.

Section 18.6    No Delay or Omission to Be Construed as Waiver. No delay or omission to exercise any right, power or remedy accruing to the Owner Lessor upon any breach or default by the Facility Lessee under this Facility Lease shall impair any such right, power or remedy of the Owner Lessor, nor shall any such delay or omission be construed as a waiver of any breach or default, or of any similar breach or default hereafter occurring; nor shall any waiver of a single breach or default be deemed a waiver of any subsequent breach or default. To the extent permitted by Applicable Law, but subject to Section 18.2, the Facility Lessee hereby waives any rights now or hereafter conferred by statute or otherwise which may require the Owner Lessor to sell, lease or otherwise use the Facility or any Component thereof in mitigation of the Owner Lessor’s damages as set forth in this Section 18 or which otherwise may limit or modify any of the Owner Lessor’s rights and remedies under this Section 18.

SECTION 19. SECURITY INTEREST AND INVESTMENT OF SECURITY FUNDS.

Any moneys received by the Owner Lessor or the Lease Indenture Trustee pursuant to Sections 10.2 or 11.2, until paid to the Facility Lessee in accordance with such Section, shall be held by the Owner Lessor or the Lease Indenture Trustee, as the case may be, as security for the Facility Lessee’s obligations under this Facility Lease and be invested in Permitted Instruments by the Owner Lessor or the Lease Indenture Trustee, as the case may be, at the sole risk of the Facility Lessee, from time to time as directed in writing by the Facility Lessee if such instruments are reasonably available for purchase. So long as no Significant Lease Default has occurred and is continuing, any gain (including interest received) realized as the result of any such Permitted Instrument (net of any fees, commissions, taxes and other expenses, if any, incurred in connection with such Permitted Instrument) shall be applied or remitted to the Facility Lessee in the same manner as the principal invested.

SECTION 20. FACILITY LESSEE’S RIGHT TO SUBLEASE; ASSIGNMENT

Section 20.1    Assignment and Sublease. Except as provided in Section 20.2, the Facility Lessee shall not have the right to assign or sublease the Facility Lessee’s Interest and shall not be released from its obligations under this Facility Lease and the Transaction Documents without the consent of the Owner Lessor, and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee.

Section 20.2    Right to Sublease. The Facility Lessee may sublease the Facility without the consent of the Owner Lessor, the Lessor Manager, the Holdco, the Holdco Manager, Holdco Note Purchasers and the Lease Indenture Trustee under the following conditions:

(a)    the sublessee is a solvent corporation, partnership, business trust, limited liability company or other person or entity not then involved in a bankruptcy proceeding and that is, or has engaged a third party that is, experienced in the operation of similar facilities;

(b)    the sublease is expressly subject and subordinated to the Head Lease, this Facility Lease, the Ground Lease and the Ground Sublease;

(c)    all terms and conditions of this Facility Lease and the other Transaction Documents remain in effect and the Facility Lessee remains fully and primarily liable for its obligations under this Facility Lease and the other Transaction Documents;

(d)    no Significant Lease Default or Lease Event of Default shall have occurred and be continuing at the time of the entering into of such sublease;

(e)    the sublease prohibits further assignment or subletting; and

(f)    the Lien of the Lease Indenture is not impaired by the sublease.

The Facility Lessee shall pay all reasonable, documented out-of-pocket expenses of the Owner Lessor, the Holdco, the Holdco Manager, the Lessor Manager and the Lease Indenture Trustee in connection with such sublease.

SECTION 21. OWNER LESSOR’S RIGHT TO PERFORM

If the Facility Lessee fails to make any payment required to be made by it hereunder or fails to perform or comply with any of its other agreements contained herein after notice to the Facility Lessee and failure of the Facility Lessee to so perform or comply within 10 days thereafter, the Owner Lessor or the Holdco may make such payment or perform or comply with such agreement in a reasonable manner, but shall not be obligated hereunder to do so, and the amount of such payment and of the reasonable documented expenses of the Owner Lessor or the Holdco incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Overdue Rate, to the extent permitted by Applicable Law, shall be deemed to be Supplemental Lease Rent, payable by the Facility Lessee to the Owner Lessor on demand.

SECTION 22. SECURITY FOR OWNER LESSOR’S OBLIGATION TO THE LEASE INDENTURE TRUSTEE

In order to secure the Lessor Notes, the Owner Lessor will assign and grant a Lien to the Lease Indenture Trustee in and to all of the Owner Lessor’s right, title and interest in, to and under this Facility Lease, and grant a security interest in favor of the Lease Indenture Trustee in all of the Owner Lessor’s right, title and interest in and to the Owner Lessor’s Interest (other than Excepted Payments and Excepted Rights). The Facility Lessee hereby consents to such assignment and to the creation of such Lien and security interest and acknowledges receipt of copies of the Lease Indenture, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent of the Facility Lessee under any other circumstances. Unless and until the Facility Lessee shall have received written notice from the Lease Indenture Trustee that the Lien of the Lease Indenture has been fully terminated, the Lease Indenture Trustee shall have the right to exercise the rights of the Owner Lessor under this Facility Lease to the extent set forth in and subject in each case to the exceptions set forth in the Lease Indenture. TO THE EXTENT, IF ANY, THAT THIS FACILITY LEASE CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS FACILITY LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE LEASE INDENTURE TRUSTEE ON THE SIGNATURE PAGE THEREOF.

SECTION 23. MISCELLANEOUS

Section 23.1    Amendments and Waivers. No term, covenant, agreement or condition of this Facility Lease may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

Section 23.2    Notices. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein to a party hereto shall be in writing or by a telecommunications or electronic device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications or electronic device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) and (b) above, in each case addressed to such party and copy party at its address set forth below or at such other address as such party or copy party may from time to time designate by written notice to the other party:

If to the Owner Lessor:

Cumberland Combined Cycle Generation LLC
c/o Cumberland Generation Holdco LLC

68 South Service Road, Suite 120
Melville, NY 11747
Telephone No.: 631-930-7202
E-mail: jrangelo@gssnyc.com
Attention: Bernard J. Angelo

with a copy to the Holdco:
Cumberland Generation Holdco LLC
c/o GSS Holdings (Cumberland), Inc.
68 South Service Road, Suite 120
Melville, NY 11747
Telephone No.: 631-930-7202
E-mail: jrangelo@gssnyc.com
Attention: Bernard J. Angelo

and to the Lease Indenture Trustee:
Wilmington Trust, National Association
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001
Telephone No.: 302-651-1409
E-mail: jjmarvel@wilmingtontrust.com
Attention: Corporate Trust Administration – TVA Cumberland Facility
If to the Facility Lessee:
Tennessee Valley Authority
400 West Summit Hill Drive
Knoxville, Tennessee 37902
Telephone No.:(865) 632-3366
Facsimile No.: (865) 632-6673
E-mail: leasenotices@tva.gov
Attention: Treasurer

Section 23.3    Survival. Except for the provisions of Sections 3.3, 3.5, 5, 9, 18 and 23, which shall survive, the warranties and covenants made by each party hereto shall not survive the expiration or termination of this Facility Lease in accordance with its terms.

Section 23.4    Successors and Assigns.

(a)This Facility Lease shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof.

(b)Except as expressly provided herein or in the other Transaction Documents, neither party hereto may assign its interests or transfer its obligations herein without the consent of the other party hereto.

(c)This Facility Lease is a registered instrument. A manually signed copy of this Facility Lease shall be evidence only of Owner Lessor’s rights and is not a bearer instrument. Owner Lessor and Facility Lessee hereby agree that the Facility Lessee shall keep books of registry in which it will register by book entry any transfer of Owner Lessor’s interest in the Facility, in this Facility Lease and in the rights to receive any payment hereunder. No transfer by Owner Lessor of any interest in this Facility Lease or in the right to receive any payments hereunder shall be permitted unless a book entry of such transfer is made upon such registry and such transfer is effected in compliance with this Section 23.4(c). Prior to the registration of any transfer by Owner Lessor (or any successor of Owner Lessor) as provided in this paragraph, Facility Lessee may deem and treat the registered owner of this Facility Lease as the owner hereof for all purposes.

Section 23.5    Intended Tax Treatment. The Facility Lessee and the Owner Lessor hereby agree that for U.S. federal, state and local income tax purposes only, the Facility Lessee is intended to be the owner of the Facility and this Facility Lease is not a true lease and neither party will take any inconsistent position in any U.S. federal, state or local income tax filing, unless otherwise required by a change of law after the date hereof or a non-appealable judgment of a court of competent jurisdiction.

Section 23.6    Business Day. Notwithstanding anything herein to the contrary, if the date on which any payment or performance is to be made pursuant to this Facility Lease is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (provided that such payment is made on such succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

Section 23.7    Governing Law. This Facility Lease shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York (without regard to conflicts of laws principles other than as provided in Section 5-1401 of the NY General Obligations Law), except to the extent that Tennessee law or U.S. federal law shall apply.

Section 23.8    Severability. Any provision of this Facility Lease that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 23.9    Counterparts. This Facility Lease may be executed by the parties hereto in separate counterparts, each of which, subject to Section 22, when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. This Facility Lease may be executed by signatures delivered by email, and a copy hereof that is executed and delivered by a party by email (including in .pdf format) will be binding upon that party to the same extent as a copy hereof containing that party’s original signature. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Facility Lease shall be deemed to include electronic signatures (e.g., signatures effected through DocuSign), which shall be of the same legal effect, validity or enforceability as a manually executed signature to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 23.10    Headings and Table of Contents. The headings of the sections of this Facility Lease and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

Section 23.11    Further Assurances. Each party hereto will promptly and duly execute and deliver such further documents and assurances for and take such further action reasonably requested by the other party, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Facility Lease.

Section 23.12    Effectiveness. This Facility Lease shall be effective as of the date first above written.

Section 23.13    Measuring Life. If and to the extent that any of the rights and privileges granted under this Facility Lease would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule or law relating to the vesting of interests in property or the suspension of the power of alienation of property, then it is agreed that, notwithstanding any other provision of this Facility Lease, such options, rights and privileges, subject to the respective conditions hereof governing the exercise of such options, rights and privileges, will be exercisable only during (a) the longer of (i) a period which will end twenty-one (21) years after the death of the last survivor of the descendants living on the date of the execution of this Facility Lease of the following Presidents of the United States: Franklin D. Roosevelt, Harry S. Truman, Dwight D. Eisenhower, John F. Kennedy, Lyndon B. Johnson, Richard M. Nixon, Gerald R. Ford, James E. Carter, Ronald W. Reagan, George H.W. Bush, William J. Clinton, George W. Bush, Barack H. Obama, Joseph R. Biden, Jr. and Donald J.

Trump or (ii) the period provided under the Uniform Statutory Rule Against Perpetuities or (b) the specific applicable period of time expressed in this Facility Lease, whichever of (a) and (b) is shorter.

Section 23.14    Owner Lessor Covenant. So long as this Facility Lease shall remain in effect, the Owner Lessor (or any successor thereto) hereby agrees and covenants to comply with the applicable provisions of 41 C.F.R. section 60-1.4, 41 C.F.R. section 60-250.4 and 41 C.F.R. section 60-741.4.

Section 23.15    Limitation on Liability. It is expressly understood and agreed by the parties hereto that (a) this Facility Lease is executed and delivered by the Lessor Manager, not individually or personally but solely as in its capacity as manager of the Owner Lessor under the Owner Lessor LLC Agreement, in the exercise of the powers and authority conferred and vested in it pursuant thereto, (b) each of the representations, undertakings and agreements herein made on the part of the Owner Lessor is made and intended not as personal representations, undertakings and agreements by the Lessor Manager, but is made and intended for the purpose for binding only the Owner Lessor, (c) nothing herein contained shall be construed as creating any liability on the Lessor Manager, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall the Lessor Manager, be personally liable for the payment of any indebtedness or expenses of the Owner Lessor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Lessor under this Facility Lease.

[Signature page follows.]

IN WITNESS WHEREOF, the Owner Lessor and the Facility Lessee have caused this Facility Lease to be duly executed and delivered under seal by their respective officers thereunto duly authorized on the dates below their respective signatures, but effective as of the date first set forth above.

CUMBERLAND COMBINED CYCLE GENERATION LLC
By: Cumberland Generation Holdco LLC, not in its individual capacity, but solely as Lessor Manager under the Owner Lessor LLC Agreement

By: /s/ Bernard J. Angelo
Name: Bernard J. Angelo
Title: Vice President
Date: May 12, 2026

STATE OF NEW YORK    )
) ss.:
COUNTY OF SUFFOLK    )
Personally appeared before me, the undersigned authority in and for the said county and state, on this 12th day of May, 2026, within my jurisdiction, the within named Bernard J. Angelo, who acknowledged to me that he is Vice President of Cumberland Generation Holdco LLC as Lessor Manager of Cumberland Combined Cycle Generation LLC, a Delaware limited liability company (the “Owner Lessor”), and that for and on behalf of Cumberland Generation Holdco LLC solely as Lessor Manager of the Owner Lessor, and as the act and deed of Cumberland Generation Holdco LLC solely as Lessor Manager of the Owner Lessor, and as the act and deed of the Owner Lessor, he executed the above and foregoing instrument, after first having been duly authorized by Cumberland Generation Holdco LLC and Owner Lessor so to do.
/s/ Kevin P. Burns
Notary Public
My Commission expires: May 22, 2027
(Facility Lease)

TENNESSEE VALLEY AUTHORITY

By: /s/ Joshua J. Carlon
Name: Joshua J. Carlon
Title: Director, Corporate Finance and
Assistant Treasurer
Date: May 14, 2026

STATE OF TENNESSEE    )
    ) ss.:
COUNTY OF KNOX    )
        Personally appeared before me, the undersigned authority in and for the said county and state, on this 14th day of May, 2026, within my jurisdiction, the within named Joshua J. Carlon, who acknowledged to me that he is the Director, Corporate Finance and Assistant Treasurer of the Tennessee Valley Authority, a wholly owned corporate agency and instrumentality of the United States of America, and that for and on behalf of the Tennessee Valley Authority, and as its act and deed, he executed the above and foregoing instrument, after first having been duly authorized so to do.
/s/ Greta N. Chapman
Notary Public
My Commission expires: October 30, 2027

(Facility Lease)

The name and address of the Owner Lessor are:
OWNER LESSOR:    c/o Cumberland Generation Holdco LLC
68 South Service Road, Suite 120
Melville, NY 11747
Telephone No.: 631-930-7202
E-mail: jrangelo@gssnyc.com
Attention: Bernard J. Angelo

The name and address of the Facility Lessee are:
FACILITY LESSEE:    Tennessee Valley Authority
c/o Realty Services
1101 Market Street
Chattanooga, Tennessee 37402-2801
Telephone No. (423) 751-7691
Attention: Senior Manager

Tax Parcel No. 124 05800 000, 124 05900 000, and 123 00100 000
(Facility Lease)

*Receipt of the original counterpart of the foregoing Facility Lease is hereby acknowledged on this 26th day of May, 2026.

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity, but solely as Lease Indenture Trustee under the Lease Indenture

By: /s/ Jeff Marvel
Name: Jeff Marvel
Title: Assistant Vice President

STATE OF DE    )
) ss.:
COUNTY OF NEW CASTLE    )
Personally appeared before me, the undersigned authority in and for the said county and state, on this 12th day of May, 2026, within my jurisdiction, the within named Jeff Marvel, who acknowledged to me that he is AVP of Wilmington Trust, National Association, and as the act and deed of Wilmington Trust, National Association solely as Lease Indenture Trustee, he executed the above and foregoing instrument, after first having been duly authorized by Wilmington Trust, National Association so to do.
/s/ Tashema Nita Johnson
Notary Public
My Commission expires: September 29, 2027

(Facility Lease)

APPENDIX A
to
Facility Lease
APPENDIX A

DEFINITIONS
    APPDX. A-1

Execution Version

APPENDIX A
___________________________________________
DEFINITIONS
___________________________________________

CUMBERLAND COMBINED CYCLE FACILITY

APPENDIX A – DEFINITIONS
GENERAL PROVISIONS
In this Appendix A and each Transaction Document (as hereinafter defined), unless otherwise provided herein or therein:
(a)    the terms set forth in this Appendix A or in any such Transaction Document shall have the meanings herein provided for and any term used in a Transaction Document and not defined therein or in this Appendix A but in another Transaction Document shall have the meaning herein or therein provided for in such other Transaction Document;
(b)    any term defined in this Appendix A by reference to another document, instrument or agreement shall continue to have the meaning ascribed thereto whether or not such other document, instrument or agreement remains in effect;
(c)    words importing the singular include the plural and vice versa;
(d)    words importing a gender include either gender;
(e)    a reference to a part, clause, section, paragraph, article, party, annex, appendix, exhibit, schedule or other attachment to or in respect of a Transaction Document is a reference to a part, clause, section, paragraph, or article of, or a part, annex, appendix, exhibit, schedule or other attachment to, such Transaction Document unless, in any such case, otherwise expressly provided in any such Transaction Document;
(f)    a reference to any statute, regulation, proclamation, ordinance or law includes all statutes, regulations, proclamations, ordinances or laws varying, consolidating or replacing the same from time to time, and a reference to a statute includes all regulations, policies, protocols, codes, proclamations and ordinances issued or otherwise applicable under that statute unless, in any such case, otherwise expressly provided in any such statute or in such Transaction Document;
(g)    a definition of or reference to any document, instrument or agreement includes an amendment or supplement to, or restatement, replacement, modification or renovation of, any such document, instrument or agreement unless otherwise specified in such definition or in the context in which such reference is used;
(h)    a reference to a particular section, paragraph or other part of a particular statute shall be deemed to be a reference to any other section, paragraph or other part substituted therefor from time to time;
(i)    if a capitalized term describes, or shall be defined by reference to, a document, instrument or agreement that has not as of any particular date been executed and delivered and such document, instrument or agreement is attached as an exhibit to the
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Participation Agreement (as hereinafter defined), such reference shall be deemed to be to such form and, following such execution and delivery and subject to paragraph (h) above, to the document, instrument or agreement as so executed and delivered;
(j)    a reference to any Person (as hereinafter defined) includes such Person’s successors and permitted assigns;
(k)    any reference to “days” shall mean calendar days unless “Business Days” (as hereinafter defined) are expressly specified;
(l)    if the date as of which any right, option or election is exercisable, or the date upon which any amount is due and payable, is stated to be on a date or day that is not a Business Day, such right, option or election may be exercised, and such amount shall be deemed due and payable, on the next succeeding Business Day with the same effect as if the same was exercised or made on such date or day (without, in the case of any such payment, the payment or accrual of any interest or other late payment or charge, provided such payment is made on such next succeeding Business Day);
(m)    words such as “hereunder”, “hereto”, “hereof” and “herein” and other words of similar import shall, unless the context requires otherwise, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof;
(n)    a reference to “including” shall mean including without limiting the generality of any description preceding such term, and for purposes hereof and of each Transaction Document the rule of ejusdem generis shall not be applicable to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned;
(o)    all accounting terms not specifically defined herein or in any Transaction Document shall be construed in accordance with GAAP; and
(p)    unless the context or the specific provision otherwise requires, whenever in the Transaction Documents a provision requires that the rating of a Person or the Lessor Notes be confirmed, such provisions shall be deemed to mean that each Rating Agency shall have confirmed the rating of the senior long-term unsecured debt of such Person or the Lessor Notes, if then rated by such Rating Agency, a copy of which confirmation shall be delivered by TVA to the Holdco, the Owner Lessor and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, to the Lease Indenture Trustee and shall be without indication that such Person or the Lessor Notes, as the case may be, has been placed on credit watch, credit review, or any similar status with negative implications or which does not indicate the direction of the potential ratings change.
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DEFINED TERMS
“2026 Lessor Notes” shall mean the 5.821% Series 2026 Bonds due May 15, 2056 issued on the Closing Date by the Owner Lessor and any Lessor Notes issued in replacement therefor pursuant to Section 2.9 of the Lease Indenture.
“Actual Knowledge” shall mean, with respect to any Transaction Party, actual knowledge of, or receipt of written notice by, an officer (or other employee whose responsibilities include the administration of the Transaction) of such Transaction Party; provided that neither the Lease Indenture Trustee nor the Lessor Manager shall be deemed to have Actual Knowledge of any fact solely by virtue of an officer of the Lease Indenture Trustee or the Lessor Manager, as the case may be, having actual knowledge of such fact unless such officer is an officer in the Corporate Trust Administration Department of the Lease Indenture Trustee or the Lessor Manager, as the case may be, responsible for the administration of this transaction.
“Additional Equity Investment” shall mean the amount, if any, provided by the Holdco to finance all or a portion of the cost of any Modification financed pursuant to Section 11.2(a) of the Participation Agreement.
“Additional Facility” shall have the meaning specified in Section 4.4 of the Ground Lease.
“Additional Lessor Notes” shall have the meaning specified in Section 2.12 of the Lease Indenture.
“Additional Owner” shall have the meaning specified in Section 4.4 of the Ground Lease.
“Affiliate” of a particular Person shall mean any Person directly or indirectly controlling, controlled by or under common control with such particular Person. For purposes of this definition, “control” when used with respect to any particular Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing; provided, however, that under no circumstances shall the Lessor Manager or the Holdco Manager be considered an Affiliate of any of the Owner Lessor or the Holdco or any Holdco Note Purchaser, nor the Owner Lessor, any Holdco or any Holdco Note Purchaser be considered an Affiliate of the Holdco Manager or the Lessor Manager; provided, further, that no federal Governmental Entity shall be considered to be an Affiliate of TVA.
“After-Tax Basis” shall mean, with respect to any payment to be received by any Person, the amount of such payment (the base payment) supplemented by a further payment (the additional payment) to that Person so that the sum of the base payment plus the additional payment shall, after deduction of the amount of all federal, state and local income Taxes required to be paid by such Person in respect of the receipt or accrual of the base payment and the additional payment (taking into account any reduction in such income Taxes resulting from Tax benefits realized or to be realized by the recipient as a result of the payment or the event giving rise to the payment), be equal to the amount required to be received. Such calculations shall be made on the basis of the highest generally applicable federal, state and local income tax rates applicable to the Person for whom the calculation is being made for all relevant periods, and shall take into account the deductibility of state and local income taxes for federal income tax purposes.
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“Applicable Law” shall mean, without limitation, all applicable laws, including all Environmental Laws, and treaties, judgments, decrees, injunctions, writs and orders of any court, arbitration board or Governmental Entity and rules, regulations, orders, ordinances, licenses and permits of any Governmental Entity.
“Applicable Permits” shall mean any valid waiver, exemption, variance, franchise, permit, authorization, license or similar order of or from, or filing or registration with, or notice to, any Governmental Entity having jurisdiction over the matter in question, including any decision of a Governmental Entity accompanying any of the foregoing, required by Applicable Law (including Environmental Laws) to be obtained or maintained in connection with the construction, operation and maintenance of the Facility and the Facility Site, transmission of electricity, performance of the Work, testing, commissioning, health and safety or any Environmental Condition.
“Applicable Rate” shall mean 6.08% per annum.
“Appraisal Procedure” shall mean (except with respect to the Closing Appraisal and any appraisal to determine Fair Market Sales Value after a Lease Event of Default shall have occurred and be continuing) an appraisal conducted by an appraiser or appraisers in accordance with the procedures set forth in this definition of “Appraisal Procedure.” The Holdco and TVA will consult with the intent of selecting a mutually acceptable Independent Appraiser. If a mutually acceptable Independent Appraiser is selected, the Fair Market Sales Value shall be determined by such Independent Appraiser. If the Holdco and TVA are unable to agree upon a single Independent Appraiser within a 15-day period, one shall be appointed by the Holdco, and one shall be appointed by TVA (or its designee), which Independent Appraisers shall attempt to agree upon the value, period, amount or other determination that is the subject of the appraisal. If either the Holdco or TVA does not appoint its appraiser, the determination of the other appraiser shall be conclusive and binding on the Holdco and TVA. If the appraisers appointed by the Holdco and TVA are unable to agree upon the value, period, amount or other determination in question, such appraisers shall jointly appoint a third Independent Appraiser or, if such appraisers do not appoint a third Independent Appraiser, the Holdco and TVA shall jointly appoint the third Independent Appraiser. In such case, the average of the determinations of the three appraisers shall be conclusive and binding on the Holdco and TVA, unless the determination of one appraiser differs from the middle determination by more than twice the amount by which the third determination differs from the middle determination, in which case the determination of the most disparate appraiser shall be excluded, and the average of the remaining two determinations shall be conclusive and binding on the Holdco and TVA.
“Appraiser” shall mean Federal Appraisal LLC.
“Arbitration Proceeding” shall mean a procedure whereby the party seeking to arbitrate a dispute concerning an amount payable under the Support Agreement shall provide written notice of its intention to arbitrate at the time and to the other party of the Support Agreement. Such notice (i) shall specify the section or sections of the Support Agreement which authorizes or authorize an Arbitration Proceeding, (ii) provide reasonable detail of the item or items in dispute, and (iii) set forth the name and address of the person designated to act as the arbitrator on behalf of the party providing such notice. Within 20 Business Days after such notice is given, the party to which such notice was given shall give notice to the first party, specifying the name and address of the person
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designated to act as arbitrator on its behalf. If the second party fails to notify the first party of the appointment of its arbitrator within such 20 Business Day period, then the appointment of the second arbitrator shall be made in the same manner as hereinafter provided for the appointment of a third arbitrator. The arbitrators so chosen shall meet within 10 Business Days after the second arbitrator is appointed and within 20 Business Days thereafter shall decide the dispute. If within such period they cannot agree upon their decision, they shall within 10 Business Days thereafter appoint a third arbitrator and, if they cannot agree upon such appointment, the third arbitrator shall be appointed upon their application or upon the application of either party, by the American Arbitration Association, or any organization which is a successor thereto from a panel of arbitrators having expertise in the business of operating combined cycle combustion turbines. The three arbitrators shall meet and decide the dispute within 20 Business Days of the appointment of the third arbitrator. Any decision or determination in which two of the three arbitrators shall concur or, if no two of the three arbitrators shall concur, the decision or determination of the arbitrator last selected shall be final and binding upon the parties. In designating arbitrators and in deciding the dispute, the arbitrators shall act in accordance with the rules of the American Arbitration Association then in force, subject, however, to express provisions to the contrary, if any, contained in the Support Agreement. In the event that the American Arbitration Association or a nationally recognized successor shall not then be in existence, the arbitration shall proceed under comparable laws or statutes then in effect. The parties to the arbitration shall be entitled to present evidence and argument to the arbitrators. Each party shall pay (i) the fees and expenses of the arbitrator appointed by or on its behalf, and (ii) equal shares of (a) the other expenses of the arbitration properly incurred and (b) the fees and expenses of the third arbitrator, if any. For purposes of this definition, the Facility User shall be deemed to be one party and TVA shall be deemed to be the other party.
“Assigned Documents” shall have the meaning specified in clause (2) of the Granting Clause of the Lease Indenture.
“Assignment and Assumption Agreement” shall mean an assignment and assumption agreement in form and substance substantially in the form of Exhibit F to the Participation Agreement.
“Bankruptcy Code” shall mean the United States Bankruptcy Code of 1978, as amended from time to time, 11 U.S.C. §101 et seq.
“Base Rate” shall mean the rate of interest publicly announced from time to time by Citibank, N.A. at its New York office as its base rate for domestic commercial loans, such rate to change as and when such base rate changes. For purpose of this definition, “base rate” shall mean that rate announced by Citibank, N.A. from time to time as its base rate as that rate may change from time to time with changes to occur on the date Citibank, N.A.’s base rate changes.
“Basic Lease Rent” shall have the meaning specified in Section 3.2 of the Facility Lease.
“Basic Lease Rent (Debt Portion)” for any Rent Payment Date shall mean the amount set forth under the heading “Basic Lease Rent (Debt Portion)” on Schedule 1 of the Facility Lease for such Rent Payment Date.
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“Basic Lease Rent (Equity Portion)” for any Rent Payment Date shall mean the amount set forth under the heading “Basic Lease Rent (Equity Portion)” on Schedule 1 of the Facility Lease for such Rent Payment Date.
“Benefit Plan” shall mean an employee benefit plan as defined in Section 3(3) of ERISA that is subject to Title I of ERISA, a plan as defined in Section 4975(e) of the Code that is subject to Section 4975 of the Code or any entity that is deemed to hold the assets of any such employee benefit plan or plan by virtue of such employee benefit plan’s or plan’s investment in such entity.
“Bond Resolution” shall mean the Basic Tennessee Valley Authority Power Bond Resolution adopted October 6, 1960, as amended.
“Business Day” shall mean any day other than a Saturday, a Sunday, any federal holiday, or a day on which banking institutions are authorized or required by law, regulation or executive order to be closed in Wilmington, Delaware, Knoxville, Tennessee, or the city and the state in which the Corporate Trust Office of the Lease Indenture Trustee, the Lessor Manager or the Holdco Manager is located.
“Called Amount” shall mean the amount of the Equity Investment that is being repaid, determined by reference to the Termination Value (Equity Portion) with respect to the applicable Termination Date.
“Capability” shall mean the amount of Energy, expressed in megawatt hours, that can be generated by the Facility.
“Capacity” shall mean megawatts of electric energy generating capacity.
“Capital Expenditure Budget” shall have the meaning set forth in Section 4.4(a) of the Support Agreement.
“Claim” shall mean any liability (including in respect of negligence (whether passive or active or other torts), strict or absolute liability in tort or otherwise, warranty, latent or other defects (regardless of whether or not discoverable), statutory liability, property damage, bodily injury or death), obligation, loss, settlement, damage, penalty, claim, action, suit, proceeding (whether civil or criminal), judgment, penalty, fine and other legal or administrative sanction, judicial or administrative proceeding, cost, expense or disbursement, including reasonable legal, investigation and expert fees, expenses and reasonable related charges, of whatsoever kind and nature (including any losses incurred in connection with enforcement of indemnity obligations), but excluding Taxes.
“Closing” shall have the meaning specified in Section 2.2(a) of the Participation Agreement.
“Closing Appraisal” shall mean the appraisal, dated the Closing Date, prepared by the Appraiser for the use of TVA.
“Closing Date” shall have the meaning specified in Section 2.2(a) of the Participation Agreement.
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“CMA Payment” shall have the meaning specified in Section 6.1 of the Construction Management Agreement.
“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.
“Co-Holdco Manager” shall mean a co-Manager appointed pursuant to Section 21 of the Holdco LLC Agreement.
“Co-Lessor Manager” shall mean a co-Independent Manager appointed pursuant to Section 16.6 of the Owner Lessor LLC Agreement.
“Collateral” shall have the meaning specified in the Granting Clause of the Owner Lessor Mortgage.
“Common Facilities” shall mean all property and facilities intended for common use in the operation of the Units as more particularly described on Exhibit A to the Facility Lease, and shall include any Modifications to such facilities which become subject to the Head Lease during the Facility Lease Term and any Modifications to the Common Facilities made in accordance with the Support Agreement, but shall not include any property or facilities that are used in whole or in part solely for operation or maintenance of other TVA generating units.
“Competitor” shall have the meaning specified in Section 7.1(b) of the Participation Agreement.
“Component” shall mean any appliance, part, instrument, appurtenance, accessory, furnishing, equipment or other property of whatever nature that may from time to time be incorporated in any Unit or the Facility, except to the extent constituting Modifications.
“Confidential Information” shall have the meaning specified in Section 13.2 of the Participation Agreement.
“Construction Cost” shall mean, with respect to any Modification, the actual cost or purchase price (after deducting amounts realized as the salvage value of any component or item of equipment which is being replaced by the Modification, determined in accordance with Prudent Industry Practice), including, without limitation, (i) all costs of architectural and engineering services, labor, materials, equipment, supplies, personnel training, testing, permits and licenses, and legal services, (ii) payroll, including related fringe benefits and payroll taxes, of direct full time employees of TVA allocable on an actual time basis to such acquisition or construction and not included in costs described in clause (vi) below, (iii) reasonable and allocable traveling expenses including use of TVA’s transportation equipment, (iv) all costs relating to injury or damage claims and claims by contractors or suppliers arising under construction contracts and arising out of such acquisition or construction, (v) all Taxes legally required to be paid with respect to such acquisition or construction if paid by TVA and (vi) administrative and other overhead costs of TVA as apportioned by TVA to such Modification in accordance with the Uniform System of Accounts, applicable to such acquisition or construction of such Modification, all in accordance with the Capital Expenditure Budget in effect from time to time.
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“Construction Management Agreement” shall mean the Construction Management Agreement dated as of the Closing Date between TVA and the Owner Lessor.
“Construction Period Financing Account” shall have the meaning specified in Section 2.17(a) of the Lease Indenture.
“Construction Period Financing Costs” shall mean a dollar amount equal to the sum of (a) $62,416,545 with respect to the Lessor Notes and (b) $5,708,444 with respect to the Equity Investment.
“Contractor” shall mean TVA as contractor under the Construction Management Agreement.
“Contract Year” shall mean the 12-month period commencing at 12:01 a.m. on January 1 of each year and ending at 12:01 a.m. on the following January 1, except that the first Contract Year shall begin on the Service Commencement Date and the last Contract Year shall end on the Final Shutdown Date.
“Cumberland Fossil Plant” shall mean the Cumberland Fossil Plant consisting of two coal-fired units with a combined summer net generation capacity of 2,470 MW located at a site adjacent to the Facility Site.
“Cumberland Construction Contract” shall have the meaning specified in the first recital of the Construction Management Agreement.
“Debt Portion” shall mean the separate portions of the Net TV Amount (Debt Portion), which portions correspond to the 2026 Lessor Notes and each series of Additional Lessor Notes that may have been issued from time to time and are determined by multiplying (a) the Net TV Amount (Debt Portion), by (b) the fraction (i) the numerator of which is the outstanding principal amount of the applicable 2026 Lessor Notes or such series of Additional Lessor Notes and (ii) the denominator of which is the aggregate outstanding principal amount of the 2026 Lessor Notes and the Additional Lessor Notes.
“Deed of Trust Trustee” shall mean John Seehorn, Esq.
“Design Documents” shall have the meaning specified in Section 2.2.1 of the Construction Management Agreement.
“Discounted Value” shall mean, with respect to the Called Amount of any Equity Investment, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Amount from their respective scheduled due dates to the Settlement Date with respect to such Called Amount, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which return on the Equity Investment is payable) equal to the Reinvestment Yield with respect to such Called Amount.
“Dollars” or the sign “$” shall mean United States dollars or other lawful currency of the United States.
“DTC” shall mean The Depository Trust Company, a New York corporation.
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“Early Buy Out” shall have the meaning specified in Section 15.1 of the Facility Lease.
“Early Buy Out Date” shall have the meaning specified in Section 15.1 of the Facility Lease.
“Early Buy Out Notice” shall have the meaning specified in Section 15.1 of the Facility Lease.
“Effective Date” shall mean May 13, 2026.
“Election Notice” shall have the meaning specified in Section 13.1 of the Facility Lease.
“Energy” shall mean megawatt hours of electric energy.
“Enforcement Notice” shall have the meaning specified in Section 5.1 of the Lease Indenture.
“Engineering Consultant” shall mean Sargent & Lundy, L.L.C.
“Engineering Report” shall mean the report of the Engineering Consultant, dated March 26, 2026.
“Environmental Condition” shall mean any action, omission, event, condition or circumstance, including the presence of any Hazardous Substance, that does or reasonably could (i) require assessment, investigation, abatement, correction, removal or remediation under any Environmental Law, (ii) give rise to any obligation or liability of any nature (whether civil or criminal, arising under a theory of negligence or strict liability, or otherwise) under any Environmental Law, or (iii) constitute a violation of or non-compliance with any Environmental Law.
“Environmental Laws” shall mean any federal, state or local laws, common law, ordinances, rules, orders, statutes, decrees, judgments, injunctions, directives, permits, licenses, approvals, codes and regulations relating to the environment, human health, natural resources or Hazardous Substances, now or hereafter in effect and as each may from time to time be amended, supplemented or supplanted.
“Equity Breakage” shall mean, with respect to a Called Amount, an amount equal to the excess, if any, of the Discounted Value with respect to the Called Amount of such Equity Investment over the amount of such Called Amount, provided that the Equity Breakage may in no event be less than zero.
“Equity Guarantor” shall have the meaning specified in Section 7.1 of the Participation Agreement.
“Equity Guaranty” shall mean any guaranty agreement guaranteeing the obligations of the Holdco or entered into pursuant to Section 7.1 of the Participation Agreement in form and substance substantially in the form of Exhibit G to the Participation Agreement.
“Equity Investment” shall mean the amount specified under the heading “Equity Investment” in Schedule 4 to the Participation Agreement.
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“Equity Portion” shall mean the separate portions of the Net TV Amount (Equity Portion), which portions correspond to the Equity Investment and each series of Additional Equity Investment that may have been issued from time to time and are determined by multiplying (a) the Net TV Amount (Equity Portion), by (b) the fraction (i) the numerator of which is the outstanding principal amount of the applicable Equity Investment or such series of Additional Equity Investment and (ii) the denominator of which is the aggregate outstanding principal amount of the Equity Investment and the Additional Equity Investments.
“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.
“Event of Loss” shall mean, with respect to any Unit or Units, any of the following events:
(a)    loss of such Unit or Units or use thereof due to destruction or damage to such Unit or Units or the Common Facilities that is beyond economic repair or that renders such Unit or Units permanently unfit for normal use;
(b)    damage to such Unit or Units or the Common Facilities that results in an insurance settlement with respect to such Unit or Units on the basis of a total loss or an agreed constructive or a compromised total loss of such Unit or Units; and
(c)    seizure, condemnation, confiscation or taking of, or requisition of title to or use of, all or substantially all of a Unit or Units or the Common Facilities by any Governmental Entity, which in the case of a requisition of use prevents the Facility Lessee from operating and maintaining all or substantially all of the Facility, such Unit or Units or the Facility Site for a period of 365 days or more, in each case following any contest thereof and exhaustion of all permitted appeals or an election by TVA not to pursue such appeals.
“Evidences of Indebtedness” shall have the meaning specified in the Bond Resolution.
“Excepted Payments” shall mean and include (a)(i) any indemnity or other payment (whether or not constituting Supplemental Lease Rent and whether or not a Lease Event of Default exists) payable to the Holdco, the Holdco Manager, any Holdco Note Purchaser, the Lessor Manager or to their respective successors and permitted assigns (other than the Lease Indenture Trustee) pursuant to Section 2.4, 9.1 or 9.2 of the Participation Agreement and Section 11.1 of the Owner Lessor LLC Agreement or (ii) any amount payable by TVA to the Owner Lessor, the Holdco, the Lessor Manager, the Holdco Manager or any Holdco Note Purchaser to reimburse any such Person for its costs and expenses in exercising its rights under the Transaction Documents, (b) insurance proceeds, if any, payable to the Owner Lessor or the Holdco under insurance separately maintained by the Owner Lessor or the Holdco with respect to the Facility as permitted by Section 11.1 of the Facility Lease, (c) any amount payable to the Holdco as the purchase price of the Holdco’s Membership Interests in connection with any permitted sale or transfer thereof pursuant to Section 7.1 of the Participation Agreement or Section 13 of the Facility Lease, (d) any amounts payable to the Holdco upon exercise by TVA of the Special Lessee Transfer pursuant to Section 12 of the Participation Agreement; (e) all other fees expressly payable to the Owner Lessor, the Holdco, the Lessor Manager, the Holdco Manager or
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any Holdco Note Purchaser under the Transaction Documents; (f) any amounts payable by TVA to the Owner Lessor pursuant to Section 13.2 of the Facility Lease; and (vii) any payments in respect of interest to the extent attributable to payments referred to above that constitute Excepted Payments.
“Excepted Rights” shall mean the rights specified in Section 5.6 of the Lease Indenture.
“Excess Amounts” shall have the meaning specified in Section 9.12 of the Lease Indenture.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
“Exchange Date” shall mean, when used with respect to any Lessor Notes being replaced and exchanged for Replacement Power Bonds, the date fixed for such replacement and exchange by or pursuant to the Lease Indenture or the respective Lessor Notes, which date shall be a Termination Date.
“Excluded Property” shall mean Excepted Payments and rights reserved to the Owner Lessor and included within Excepted Rights, collectively.
“Excluded Taxes” shall have the meaning specified in Section 9.2(b) of the Participation Agreement.
“Expected Completion Date” shall have the meaning specified in Section 4.1.2 of the Construction Management Agreement
“Expiration Date” shall mean May 25, 2056, the scheduled expiration date of the Facility Lease Term.
“Facility” shall have the meaning specified in the first recital of the Participation Agreement.
“Facility Lease” shall mean the Facility Lease-Purchase Agreement, dated as of the Closing Date, between the Owner Lessor and TVA, substantially in the form of Exhibit B to the Participation Agreement.
“Facility Lease Term” shall have the meaning specified in Section 3.1 of the Facility Lease.
“Facility Lessee” shall mean TVA as lessee under the Facility Lease.
“Facility Lessee’s Interest” shall mean the Facility Lessee’s interest in and to the Facility under the Facility Lease and the Ground Interest under the Ground Sublease.
“Facility Lessor” shall mean the Owner Lessor as lessor under the Facility Lease.
“Facility Operating Fee” shall have the meaning specified in Section 3.5 of the Support Agreement.
“Facility Operation and Maintenance Expense” shall mean all payments made, costs incurred, and obligations and liabilities incurred, by TVA for or in connection with engineering, contract preparation, purchasing, repairing, insuring, supervising, recruiting, training, expediting, inspecting,
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accounting, providing legal services, testing, protecting, operating, insuring, using, decommissioning, retiring, and maintaining the Facility, including, but not limited to, Station Service Requirements and all such payments made, and obligations incurred, during an operating emergency, and with respect to the purchase of materials, supplies and spare parts, but excluding the Construction Cost of Modifications and any other cost included in a Capital Expenditure Budget. Facility Operation and Maintenance Expenses shall include the properly allocable direct overheads of TVA in the operation and maintenance of the Facility. Facility Operation and Maintenance Expenses shall be determined under and in accordance with the Uniform System of Accounts and shall be in accordance with the Operation and Maintenance Expense Budget in effect from time to time. There shall be credited against Facility Operation and Maintenance Expenses for such Month the proceeds of the sale by TVA of any surplus materials or supplies constituting part of, or used in connection with, the Facility. Facility Operation and Maintenance Expense shall not include any payments made by the Ground Lessee for Taxes pursuant to Section 3.2 of the Ground Lease and payments made, or costs incurred, for commodities, equipment or services supplied by TVA to the Facility User under separate contract, including transmission services supplied under contracts negotiated pursuant to Section 5 of the Support Agreement.
“Facility Site” shall mean the land on which the Facility is situated, as more particularly described in Exhibit 1 to the Ground Lease.
“Facility User” shall mean (i) the Owner Lessor, (ii) any Person to which the Owner Lessor has transferred its interest in the Facility or is leasing the Facility, or (iii) any other Person during the time and to the extent such Person has possession and control of the Facility, in each case under circumstances giving the Owner Lessor or such Person, as the case may be, the right to market and sell Energy from the Facility for its own account, including any Person designated by the Owner Lessor to be so entitled.
“Fair Market Rental Value” or “Fair Market Sales Value” shall mean with respect to any property or service as of any date, the cash rent or cash price obtainable in an arm’s length lease, sale or supply, respectively, between an informed and willing lessee or purchaser under no compulsion to lease or purchase and an informed and willing lessor or seller or supplier under no compulsion to lease or sell or supply the property or service in question, and shall, in the case of an Owner Lessor’s Interest, be determined (except as otherwise provided below or in the Transaction Documents) on the basis that (a) the Facility is located on the Facility Site and the conditions contained in Sections 7 and 8 of the Facility Lease shall have been complied with in all respects, (b) the lessee or buyer shall have rights in, or an assignment of, the Transaction Documents to which the Owner Lessor is a party and the obligations relating thereto and (c) the Owner Lessor’s Interest is free and clear of all Liens (other than Owner Lessor’s Liens, Holdco’s Liens and Indenture Trustee’s Liens) and taking into account (i) the remaining term of the Ground Lease and the Ground Sublease and (ii) in the case of the Fair Market Rental Value, the terms of the Facility Lease and the Transaction Documents. If the Fair Market Sales Value of the Owner Lessor’s Interest is to be determined during the continuance of a Lease Event of Default or in connection with the exercise of remedies by the Owner Lessor pursuant to Section 18 of the Facility Lease, such value shall be determined by an appraiser appointed by the Owner
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Lessor on an “as-is,” “where-is” and “with all faults” basis and shall take into account all Liens (other than Owner Lessor’s Liens, Holdco’s Liens and Indenture Trustee’s Liens); provided, however, in any such case where the Owner Lessor shall be unable to obtain constructive possession sufficient to realize the economic benefit of the Owner Lessor’s Interest, Fair Market Sales Value of the Owner Lessor’s Interest shall be deemed equal to $0. If in any case other than in the preceding sentence the parties are unable to agree upon a Fair Market Sales Value of the Owner Lessor’s Interest within 30 days after a request therefor has been made, the Fair Market Sales Value of the Owner Lessor’s Interest shall be determined by appraisal pursuant to the Appraisal Procedures. Any fair market value determination of a Severable Modification shall take into consideration any liens or encumbrances to which the Severable Modification being appraised is subject and which are being assumed by the transferee.
“Federal Power Act” shall mean the Federal Power Act, as amended.
“FERC” shall mean the Federal Energy Regulatory Commission.
“Final Acceptance” shall have the meaning specified in Section 5.3 of the Construction Management Agreement.
“Final Acceptance Certificate” shall have the meaning specified in Section 5.4 of the Construction Management Agreement.
“Final Determination” shall mean (i) a decision, judgment, decree or other order by any court of competent jurisdiction, which decision, judgment, decree or other order has become final after all allowable appeals or rehearings by either party to the action have been exhausted or the time for filing such appeal has expired, or in any case where judicial review shall at the time be unavailable because the proposed adjustment involves a decrease in net operating loss carryforward or a business credit carryforward, a decision, judgment, decree or other order of an administrative official or agency of competent jurisdiction, which decision, judgment, decree or other order has become final (i.e., where all administrative appeals have been exhausted by all parties thereto), (ii) a closing agreement entered into under section 7121 of the Code, or any other settlement agreement entered into in connection with an administrative or judicial proceeding or (iii) the expiration of the time for instituting a claim for refund, or if such a claim was filed, the expiration of the time for instituting suit with respect thereto.
“Final Shutdown” shall mean the permanent removal from operation and commercial service of the Facility.
“Final Shutdown Date” shall mean the date on which Final Shutdown occurs.
“Fitch” shall mean Fitch Ratings, Inc. and any successor thereto.
“FMV Net Termination Value” shall have the meaning set forth in Section 18.2(d) of the Facility Lease.
“GAAP” shall mean generally accepted accounting principles used in the United States consistently applied.
“Government” shall mean the United States of America.
“Governmental Entity” shall mean and include the Government, any national government, any political subdivision of a national government or of any state, county or local jurisdiction therein or any
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board, commission, department, division, organ, instrumentality, court or agency of any thereof, but shall not include TVA.
“Ground Interest” shall mean a leasehold in the Facility Site granted pursuant to, and for the purposes and subject to the limitations set forth in, Section 5 of the Ground Lease.
“Ground Lease” shall mean the Ground Lease and Easement Agreement, dated as of the Closing Date, among the Ground Lessor and the Ground Lessee, substantially in the form of Exhibit C to the Participation Agreement.
“Ground Lease Term” shall have the meaning specified in Section 2.2 of the Ground Lease.
“Ground Lessee” shall mean the Owner Lessor as lessee of the Ground Interest under the Ground Lease.
“Ground Lessor” shall mean TVA and the Government (solely for purposes of Section 2.1 of the Ground Lease), as lessor of the Ground Interest under the Ground Lease.
“Ground Lessor’s Release Rights” shall have the meaning specified in Section 4.2 of the Ground Lease.
“Ground Sublease” shall mean the Ground Sublease and Easement Agreement, dated as of the Closing Date, among the Ground Sublessor and the Ground Sublessee, substantially in the form of Exhibit D to the Participation Agreement.
“Ground Sublease Term” shall have the meaning specified in Section 2.2 of the Ground Sublease.
“Ground Sublessee” shall mean TVA and the Government (solely for purposes of Section 2.1 of the Ground Sublease) as sublessee of the Ground Interest under the Ground Sublease.
“Ground Sublessor” shall mean the Owner Lessor as sublessor of the Ground Interest under the Ground Sublease.
“Guaranteed Provisional Acceptance Date” shall mean December 31, 2026.
“Hazardous Substance” shall mean any pollutant, contaminant, hazardous substance, hazardous waste, toxic substance, chemical substance, extremely hazardous substance, petroleum or petroleum derived substance, waste, or additive, asbestos, PCBs, radioactive material, corrosive, explosive, flammable or infectious material, lead, radon or other compound, element, material or substance in any form whatsoever (including products) defined, regulated, restricted or controlled by or under any Environmental Law.
“Head Lease” shall mean the Head Lease Agreement, dated as of the Closing Date, among the Head Lessor and the Head Lessee, substantially in the form of Exhibit A to the Participation Agreement.
“Head Lease Rent” shall have the meaning specified in Section 3.2(a) of the Head Lease.
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“Head Lease Term” shall have the meaning specified in Section 3.1 of the Head Lease.
“Head Lessee” shall mean the Owner Lessor as lessee of the Facility under the Head Lease.
“Head Lessor” shall mean TVA and the Government (solely for purposes of Section 2 of the Head Lease) as lessor of the Facility under the Head Lease.
“Holdco” shall have the meaning set forth in the introductory paragraph to the Participation Agreement; provided that if the Membership Interests are transferred pursuant to the Participation Agreement such that more than one person is a holder thereof, the term “Holdco” shall be deemed to include each holder of the Membership Interests.
“Holdco Collateral Agent” shall mean Wilmington Trust, National Association, or any successor thereto, as collateral agent appointed pursuant to the Holdco Note Purchase Documents.
“Holdco’s Lien” shall mean, with respect to the Holdco, any Holdco Note Purchaser or the Holdco Manager, any Lien on the Facility, the Facility Site, the Lessor Estate or any part thereof arising as a result of (i) Claims against or any act or omission of the Holdco, a Holdco Note Purchaser or the Holdco Manager or any Affiliate of any thereof that are not related to, or that are in violation of, any Transaction Document or the transactions contemplated thereby or that are in breach of any covenant or agreement of the Holdco or the Holdco Manager set forth therein, (ii) Taxes against the Holdco, any Holdco Note Purchaser, the Holdco Manager or any respective Affiliate thereof that are not indemnified against by TVA pursuant to any Transaction Document or (iii) Claims against or affecting the Holdco, any Holdco Note Purchaser, the Holdco Manager or any respective Affiliate thereof arising out of the voluntary or involuntary transfer by the Holdco Manager or the Holdco (except as contemplated or permitted by the Transaction Documents) of any portion of the Holdco’s Membership Interests.
“Holdco LLC Agreement” shall mean the limited liability company agreement, dated on or about the Effective Date, between the Owner Participant and the Holdco Manager.
“Holdco Manager” shall have the meaning set forth in the introductory paragraph of the Participation Agreement.
“Holdco Note” shall mean, with respect to any Holdco Note Purchaser, the Holdco Note issued by the Holdco as of the Closing Date to such Holdco Note Purchaser substantially in the form attached as Exhibit 1 to the Holdco Note Purchase Agreement.
“Holdco Note Purchase Agreement” shall mean the Note Purchase Agreement, dated as of the Closing Date, between the Holdco and the Holdco Note Purchasers.
“Holdco Note Purchase Documents” shall mean the Holdco Note Purchase Agreement, the Holdco Notes, the Holdco Pledge Agreement and the Holdco LLC Agreement.
“Holdco Note Purchaser” or “Holdco Note Purchasers” shall mean the Persons set forth under the caption “Holdco Note Purchasers” on Schedule 4 to the Participation Agreement.
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“Holdco Note Purchaser’s Percentage Interest of the Notes” shall mean, as of any date of determination, the percentage of the outstanding principal amount of Holdco Notes held by the applicable Holdco Note Purchaser.
“Holdco Placement Agent” shall mean Morgan Stanley & Co. LLC.
“Holdco Pledge Agreement” shall mean the Pledge Agreement, dated as of the Closing Date, between the Holdco and the Holdco Collateral Agent.
“Indemnitee” shall have the meaning specified in Section 9.1(a) of the Participation Agreement.
“Indemnity Period” shall have the meaning specified in Section 11 of the Ground Lease.
“Independent Appraiser” shall mean a disinterested, licensed industrial property appraiser who is a member of the Appraisal Institute having experience in the business of evaluating facilities similar to the Facility.
“Investment Banker” shall have the meaning specified in Section 2.10(b) of the Lease Indenture.
“Kiewit” shall have the meaning specified in the first recital of the Construction Management Agreement.
“Lease Commencement Date” shall mean the earlier of (i) the date the Facility achieves Provisional Acceptance in accordance with the Construction Management Agreement and (ii) the Outside Lease Commencement Date.
“Lease Debt Rate” shall mean the interest rate under the 2026 Lessor Notes.
“Lease Default” shall mean any event or circumstance that, with the passage of time or the giving of notice, or both, would become a Lease Event of Default.
“Lease Event of Default” shall have the meaning specified in Section 17 of the Facility Lease.
“Leasehold Deed of Trust Trustee” shall mean R. Culver Schmid.
“Lease Indenture” shall mean the Indenture of Trust, Deed of Trust and Security Agreement and Fixture Filing, dated as of the Closing Date, among the Owner Lessor, the Lease Indenture Trustee and the Deed of Trust Trustee, substantially in the form of Exhibit E to the Participation Agreement.
“Lease Indenture Bankruptcy Default” shall mean any event or occurrence, which, with the passage of time or the giving of notice or both, would become a Lease Indenture Event of Default under Section 4.2(e) or (f) of the Lease Indenture.
“Lease Indenture Estate” shall have the meaning specified in the Granting Clause of the Lease Indenture.
“Lease Indenture Event of Default” shall have the meaning specified in Section 4.2 of the Lease Indenture.
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“Lease Indenture Payment Default” shall mean any event or occurrence, which, with the passage of time or the giving of notice or both, would become an Lease Indenture Event of Default under Section 4.2(b) of the Lease Indenture.
“Lease Indenture Trustee” shall mean Wilmington Trust, National Association, not in its individual capacity, but solely as Lease Indenture Trustee under the Lease Indenture, and each other Person who may from time to time be acting as Lease Indenture Trustee in accordance with the provisions of the Lease Indenture.
“Lease Indenture Trustee Office” shall mean the office to be used for notices to the Lease Indenture Trustee from time to time pursuant to Section 9.5 of the Lease Indenture.
“Lease Indenture Trustee’s Account” shall mean the account identified as the Lease Indenture Trustee’s Account on Schedule 4 of the Participation Agreement.
“Lease Indenture Trustee’s Liens” shall mean any Lien on the Facility, the Facility Site, the Lessor Estate or any part thereof arising as a result of (i) Taxes against or affecting the Lease Indenture Trustee, or any Affiliate thereof, that is not related to, or that is in violation of, any Transaction Document or the transactions contemplated thereby, (ii) Claims against or any act or omission of the Lease Indenture Trustee, or Affiliate thereof, that is not related to, or that is in violation of, any Transaction Document or the transactions contemplated thereby or that is in breach of any covenant or agreement of the Lease Indenture Trustee specified therein, (iii) Taxes imposed upon the Lease Indenture Trustee, or any Affiliate thereof, that are not indemnified against by TVA pursuant to any Transaction Document, or (iv) Claims against or affecting the Lease Indenture Trustee, or any Affiliate thereof, arising out of the voluntary or involuntary transfer by the Lease Indenture Trustee of any portion of the interest of the Holdco Manager or the Lease Indenture Trustee in the Lessor Estate, other than pursuant to the Transaction Documents.
“Lessee Person” shall mean the Facility Lessee, any sublessee of the Facility Lessee or any other Person using or having possession of the Facility during the Facility Lease Term or any portion thereof and any Affiliate, successor, assignee, transferee, agent or employee of any of the foregoing or any Person claiming through any of the foregoing, except that none of the Owner Lessor, the Holdco, the Holdco Manager, any Holdco Note Purchaser nor the Lease Indenture Trustee, nor any Affiliate, successor, assignee, transferee, agent or employee of any of the foregoing, nor any Person claiming through any of the foregoing, shall be a Lessee Person.
“Lessor Estate” shall mean all the estate, right, title and interest of the Owner Lessor in, to and under the Facility, the Ground Interest and the Transaction Documents, including all funds advanced to the Owner Lessor by the Holdco, all installments and other payments of Basic Lease Rent, Supplemental Lease Rent, Termination Value, condemnation awards, purchase price, sale proceeds and all other proceeds, rights and interests of any kind for or with respect to the estate, right, title and interest of the Owner Lessor in, to and under the Facility, the Ground Interest, the Transaction Documents, and any of the foregoing.
“Lessor Manager” shall have the meaning set forth in the introductory paragraph of the Participation Agreement.
“Lessor Notes” shall mean the 2026 Lessor Notes and any Additional Lessor Notes.
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“Lien” shall mean any mortgage, security deed, security title, pledge, lien, charge, encumbrance, lease, or security interest or title retention arrangement.
“List of Competitors” shall mean the initial list attached to the Participation Agreement as Schedule 2, as amended from time to time pursuant to Section 7.1(b) of the Participation Agreement.
“Majority in Interest of Noteholders” as of any date of determination, shall mean Noteholders holding in aggregate more than 50% of the total outstanding principal amount of Lessor Notes; provided, however, that any Lessor Notes held by TVA and/or any Affiliate of TVA shall not be considered outstanding for purposes of this definition unless TVA and/or such Affiliate shall hold title to all the Lessor Notes outstanding.
“Make Whole Premium” shall mean, with respect to the Lessor Notes subject to redemption pursuant to the Lease Indenture, an amount equal to the Discounted Present Value of the Lessor Notes less the unpaid principal amount of such Lessor Notes; provided that the Make Whole Premium shall not be less than zero. For purposes of this definition, the “Discounted Present Value” of any Lessor Notes subject to redemption pursuant to the Lease Indenture shall be equal to the discounted present value of all principal and interest payments scheduled to become due after the date of such redemption in respect of the Lessor Notes, calculated using a discount rate equal to the sum of (i) the yield to maturity on the U.S. Treasury security having a life equal to the remaining average life of the Lessor Notes and (ii) 15 basis points; provided, however, that if there is no U.S. Treasury security having a life equal to the remaining average life of the Lessor Notes, such discount rate shall be calculated using a yield to maturity interpolated or extrapolated on a straight-line basis (rounding to the nearest calendar month, if necessary) from the yields to maturity for two U.S. Treasury securities having lives most closely corresponding to the remaining average life of the Lessor Notes.
“Material Adverse Effect” shall mean with respect to any Person a materially adverse effect on (i) the business, assets, revenues, results of operations, or financial condition of such Person, (ii) the ability of such Person to perform its obligations under the Transaction Documents, or (iii) the validity or enforceability of the Transaction Documents, the Liens granted thereunder, or the rights and remedies thereto.
“Maximum Net Generating Capacity” shall mean the maximum net Capability of the Facility to produce Energy under conditions existing from time to time.
“Membership Interests” shall mean the membership interests of the Holdco in the Owner Lessor.
“Modification” shall mean a modification, alteration, improvement, addition, betterment or enlargement of the Facility, including any Required Modifications and Optional Modifications, but not Components.
“Month” shall mean a calendar month.
“Moody’s” shall mean Moody’s Investors Service, Inc. and any successor thereto.
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“Net TV Amount” shall mean the FMV Net Termination Value or the Sale Net Termination Value, as applicable.
“Net TV Amount (Debt Portion)” shall be the amount equal to the product of (a) the applicable Net TV Amount as of the applicable Termination Date, multiplied by (b) a fraction (i) the numerator of which is the Termination Value (Debt Portion) as of such Termination Date and (ii) the denominator of which is the Termination Value as of such Termination Date.
“Net TV Amount (Debt Portion) Rate” shall mean, with respect to the applicable Debt Portion, a rate per annum equal to (a) 7.821% per annum with respect to the Debt Portion that corresponds to the 2026 Lessor Notes; or (b) the interest rate on the applicable Additional Lessor Notes plus two percent (2%) per annum with respect to the Debt Portion that corresponds to such Additional Lessor Notes.
“Net TV Amount (Equity Portion)” shall be the amount equal to the product of (a) the applicable Net TV Amount as of the applicable Termination Date, multiplied by (b) a fraction (i) the numerator of which is the Termination Value (Equity Portion) as of such Termination Date and (ii) the denominator of which is the Termination Value as of such Termination Date.
“Net TV Amount (Equity Portion) Rate” shall mean, with respect to the applicable Equity Portion, a rate per annum equal to (a) 8.08% per annum with respect to the Equity Portion that corresponds to the Equity Investment; and (b) the interest rate on the applicable Additional Equity Investment plus two percent (2%) per annum with respect to the Equity Portion that corresponds to such Additional Equity Investment.
“Nonseverable Modifications” shall mean any Modification that is not a Severable Modification.
“Note Register” shall have the meaning specified in Section 2.8 of the Lease Indenture.
“Noteholder” shall mean any holder from time to time of outstanding Lessor Notes, and each such holder’s successors and permitted assigns.
“Offering Circular” shall mean the Offering Circular, dated May 13, 2026, with respect to the 2026 Lessor Notes.
“Officer’s Certificate” shall mean with respect to any Person a certificate signed by the Responsible Officer of such Person.
“Operating Fee” shall mean, if the Owner Lessor shall elect to appoint TVA operator of the Facility pursuant to Section 3.1 of the Support Agreement and TVA shall not be precluded by law from so serving, the Facility Operating Fee.
“Operation and Maintenance Expense” shall mean the Facility Operation and Maintenance Expense.
“Operation and Maintenance Expense Budget” shall have the meaning set forth in Section 4.4(c) of the Support Agreement.
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“Operative Documents” shall mean the Participation Agreement, the Head Lease, the Facility Lease, the Ground Lease, the Ground Sublease, any Equity Guaranty, the Owner Lessor Mortgage, the Lease Indenture, the Lessor Notes, the Owner Lessor LLC Agreement and the Support Agreement.
“Optional Modification” shall have the meaning specified in Section 8.2 of the Facility Lease.
“Other Exchange Date Payment Amounts” shall mean the following amounts (without duplication) to be paid by the Facility Lessee on the Exchange Date: (a) if the Exchange Date is also a Rent Payment Date, Basic Lease Rent payable on such Exchange Date; plus (b) all reasonable documented out-of-pocket costs and expenses incurred by the Owner Lessor, the Holdco, the Holdco Note Purchasers and the Lease Indenture Trustee in connection with the exercise of the Early Buy Out (without duplication of any such costs and expenses payable pursuant to the Facility Lease); plus (c) any other Supplemental Lease Rent payments due and unpaid on the Exchange Date under any other Transaction Document.
“Other Redemption Date Payment Amounts” shall mean the following amounts (without duplication) to be paid by the Facility Lessee on the Redemption Date: (a) if the Redemption Date is also a Rent Payment Date, Basic Lease Rent payable on such Redemption Date; plus (b) all reasonable documented out-of-pocket costs and expenses incurred by the Owner Lessor, the Holdco, the Holdco Note Purchasers and the Lease Indenture Trustee in connection with the exercise of the Early Buy Out (without duplication of any such costs and expenses payable pursuant to the Facility Lease); plus (c) any other Supplemental Lease Rent payments due and unpaid on the Redemption Date under any other Transaction Document.
“Outside Lease Commencement Date” shall mean May 1, 2027.
“Overdue Rate” (a) when used with reference to the Lessor Notes, Basic Lease Rent (Debt Portion) or Termination Value (Debt Portion) shall mean two percent (2%) per annum over the greater of (i) the Base Rate and (ii) the stated interest rate on the Lessor Notes, (b) when used with reference to the Basic Lease Rent (Equity Portion) or Termination Value (Equity Portion), shall mean two percent (2%) over the greater of (A) the Base Rate and (B) 6.08% per annum or (c) when used with reference to any amount which is due and owing and not referenced in clause (a) or (b) of this definition, the Base Rate plus two percent (2%) per annum.
“Owner Lessor” shall have the meaning set forth in the introductory paragraph to the Participation Agreement.
“Owner Lessor Indemnified Parties” shall have the meaning specified in Section 7.2 of the Construction Management Agreement.
“Owner Lessor LLC Agreement” shall mean the limited liability company agreement of the Owner Lessor, dated on or about the Effective Date, between the Holdco, and the Lessor Manager.
“Owner Lessor Mortgage” shall mean the Leasehold Deed of Trust, Security Agreement and Fixture Filing, dated as of the Closing Date, made by the Owner Lessor to the Leasehold Deed of Trust Trustee and TVA, substantially in the form of Exhibit I to the Participation Agreement.
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“Owner Lessor’s Account” shall mean the account identified as the Owner Lessor’s Account on Schedule 4 to the Participation Agreement.
“Owner Lessor’s Interest” shall mean the Owner Lessor’s right, title and interest in and to (i) the Facility under the Head Lease, (ii) the Ground Interest under the Ground Lease and (iii) the Support Agreement.
“Owner Lessor’s Lien” shall mean any Lien on the Facility, the Facility Site, the Lessor Estate or any part thereof arising as a result of (i) Taxes against or affecting the Lessor Manager or the Owner Lessor, or any respective Affiliate thereof that is not related to, or that is in violation of, any Transaction Document or the transactions contemplated thereby, (ii) Claims against, or any act or omission of, the Lessor Manager or the Owner Lessor, or any respective Affiliate thereof, that is not related to, or that is in violation of, any Transaction Document or the transactions contemplated thereby or that is in breach of any covenant or agreement of the Lessor Manager or the Owner Lessor specified therein, (iii) Taxes imposed upon the Lessor Manager or the Owner Lessor, or any respective Affiliate thereof that are not indemnified against by TVA pursuant to any Transaction Document, or (iv) Claims against or affecting the Lessor Manager or the Owner Lessor, or any respective Affiliate thereof arising out of the voluntary or involuntary transfer by the Lessor Manager or the Owner Lessor of any portion of the interest of the Lessor Manager or the Owner Lessor in the Owner Lessor’s Interest, other than pursuant to the Transaction Documents.
“Owner Participant” shall mean the owner of the membership interests of the Holdco which shall mean GSS Holdings (Cumberland), Inc. until such time, if any, that it has transferred such membership interest in accordance with the Holdco LLC Agreement, and, thereafter shall mean such transferee or its permitted successor or assign.
“Partial Early Buy Out” shall mean TVA’s exercise of the Early Buy Out with respect to less than all Units.
“Partial Event of Loss” shall mean an Event of Loss with respect to less than all Units.
“Participation Agreement” shall mean the Participation Agreement, dated as of the Effective Date, among TVA, the Owner Lessor, the Lessor Manager, the Holdco Manager, the Holdco and the Lease Indenture Trustee.
“Paying Agent” shall have the meaning specified in Section 2.6 of the Lease Indenture.
“Permitted Closing Date Liens” shall mean those matters listed on Exhibit 5 to the Ground Lease.
“Permitted Instruments” shall mean (a) Permitted Securities, (b) overnight loans to or other customary overnight investments in commercial banks of the type referred to in paragraph (d) below, (c) open market commercial paper of any corporation (other than TVA or any Affiliate thereof) incorporated under the laws of the United States or any state thereof which is rated not less than “prime 1” or its equivalent by Moody’s and “A 1” or its equivalent by S&P maturing
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within one year after such investment, or such other comparable rating by a nationally recognized rating agency, (d) certificates of deposit issued by commercial banks organized under the laws of the United States or any state thereof or a domestic branch of a foreign bank (i) having a combined capital and surplus in excess of $500,000,000 and (ii) which are rated “AA” or better by S&P and “Aa2” or better by Moody’s, or such other comparable rating by a nationally recognized rating agency; provided that no more than $20,000,000 may be invested in such deposits at any one such bank and (e) a money market fund registered under the Investment Company Act of 1940, as amended, the portfolio of which is limited to Permitted Securities.
“Permitted Liens” shall mean (i) the interests of TVA, the Holdco, the Owner Lessor and the Lease Indenture Trustee under any of the Transaction Documents; (ii) all Owner Lessor’s Liens, Holdco’s Liens and Indenture Trustee’s Liens; (iii) the interests of TVA in the Facility and the Facility Site; (iv) Permitted Closing Date Liens; (v) Liens for taxes either not delinquent or being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of TVA if required by generally accepted accounting principles, so long as such proceedings shall not involve any danger of the sale, forfeiture or loss of any part of the Facility or the Facility Site; (vi) materialmen’s, mechanics’, workers’, repairmen’s, employees’ or other like liens arising in the ordinary course of business for amounts either not delinquent or being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of TVA if required by generally accepted accounting principles, so long as such proceedings shall not involve any danger of the sale, forfeiture or loss of any part of the Facility or the Facility Site; (vii) liens arising out of judgments or awards against TVA with respect to which at the time an appeal or proceeding for review is being prosecuted in good faith by TVA, so long as such judgment, award or appeal shall not involve any danger of the sale, forfeiture or loss of any part of the Facility or the Facility Site; (viii) utility rights of way and easements; and (ix) Liens permitted pursuant to Section 4.2 or 4.3 of the Ground Lease.
“Permitted Post Facility Lease Term Liens” shall mean the Permitted Liens referred to in clauses (ii), (iii) and (ix) of the definition thereof.
“Permitted Securities” shall mean securities (and security entitlements with respect thereto) that (a) are (i) direct obligations of the United States of America or obligations guaranteed as to principal and interest by the full faith and credit of the United States of America, and (ii) securities issued by agencies of the U.S. federal government whether or not backed by the full faith and credit of the United States rated “AA” and “Aa2” by S&P and Moody’s, respectively, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government obligation or a specific payment of interest on or principal of any such U.S. Government obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction in the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government obligation or the specific payment of interest on or principal of the U.S. Government obligation evidenced by such depository receipt and (b) have a stated maturity no later than the date of the expected use of the funds.
“Person” shall mean any individual, corporation, cooperative, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.
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“Personalty” shall have the meaning specified in the Granting Clause of the Owner Lessor Mortgage.
“Plan” shall mean any “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to ERISA, any “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, any trust created under any such plan or any “governmental plan” (as defined in Section 3(32) of ERISA or Section 414(d) of the Code) that is organized in a jurisdiction having prohibitions on transactions with government plans similar to those contained in Section 406 of ERISA or Section 4975 of the Code.
“Point or Points of Interconnection” shall mean the points of interconnection of the transmission facilities owned by TVA with regional transmission lines of entities to which TVA wheels power on behalf of the Owner Lessor pursuant to Section 5 of the Support Agreement, as such points may be agreed upon by the Parties from time to time.
“Power” shall mean megawatts of Capacity and associated Energy.
“Proceeds” shall mean the proceeds from the sale of the 2026 Lessor Notes by the Owner Lessor to the Noteholders on the Closing Date.
“Provisional Acceptance” shall have the meaning specified in Section 5.1 of the Construction Management Agreement.
“Provisional Acceptance Certificate” shall have the meaning specified in Section 5.2 of the Construction Management Agreement.
“Prudent Industry Practice” shall mean, at a particular time, either (a) any of the practices, methods and acts engaged in or approved by a significant portion of the electric utility industry with respect to facilities similar in nature to the Facility, or (b) any of the practices, methods and acts which, in the exercise of reasonable judgment at the time the decision was made, could have been expected to accomplish the desired result at the lowest reasonable cost consistent with good business practices, reliability, safety and expedition. “Prudent Industry Practice” is not intended to be limited to the optimum practice, method or act to the exclusion of all others, but rather to be a spectrum of possible practices, methods or acts.
“Punch List” shall have the meaning specified in Section 2.3.2 of the Construction Management Agreement.
“Quarter” means a calendar three-month period, ending on March 31, June 30, September 30 or December 31.
“Rates” shall have the meaning specified in Section 5.5 of the Participation Agreement.
“Rating Agencies” shall mean S&P, Moody’s and Fitch and any other comparable nationally recognized rating agency.
“Real Property” shall have the meaning specified in the Granting Clause of the Owner Lessor Mortgage.
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“Reasonable Basis” for a position shall exist if tax counsel may properly advise reporting such position on a tax return in accordance with Formal Opinion 85 352 issued by the Standing Committee on Ethics and Professional Responsibility of the American Bar Association (or any successor to such opinion).
“Rebuilding Closing Date” shall have the meaning specified in Section 10.3(b) of the Facility Lease.
“Redemption Date” shall mean, when used with respect to any Lessor Notes to be redeemed, the date fixed for such redemption by or pursuant to the Lease Indenture or the respective Lessor Notes, which date shall be a Termination Date.
“Registrar” shall have the meaning specified in Section 2.8 of the Lease Indenture.
“Regulatory Event of Loss” shall mean a condition or circumstance where, if elected by the Owner Lessor, the Holdco or one or more affected Holdco Note Purchasers (by notice to the Facility Lessee) within 12 months of obtaining knowledge of the event or circumstance causing a “Regulatory Event of Loss,” the Owner Lessor, the Holdco or such affected Holdco Note Purchaser or Purchasers become subject to rate of return regulation or other applicable public utility law or regulation of a Governmental Entity that, in the reasonable opinion of the Owner Lessor, the Holdco or such affected Holdco Note Purchaser or Purchasers, is materially burdensome to the Owner Lessor, the Holdco or such affected Holdco Note Purchaser or Purchasers and cannot be remedied by cooperation among the parties and the taking of reasonable measures to alleviate the source or consequence of any such regulation or law, provided that: (i) such regulation or law is applicable solely as a result of the participation of the Owner Lessor, the Holdco or such affected Holdco Note Purchaser or Purchasers in the transactions contemplated by the Transaction Documents and not as a result of (A) any other investments, loans, or other business activities of the Owner Lessor, the Holdco or such affected Holdco Note Purchaser or Purchasers or their Affiliates or the nature of properties or assets owned, held or otherwise available to the Owner Lessor, the Holdco or such affected Holdco Note Purchaser or Purchasers or their Affiliates or (B) a failure of the Owner Lessor, the Holdco or such affected Holdco Note Purchaser or Purchasers or their Affiliates to perform routine, administrative or ministerial actions which would not have a material adverse consequence on the Owner Lessor, the Holdco or such affected Holdco Note Purchaser or Purchasers or their Affiliates; and (ii) the Owner Lessor, the Holdco or such affected Holdco Note Purchaser or Purchasers would no longer be subject to such law or regulation if the Owner Lessor terminated the Head Lease and the Facility Lease and transferred possession of the Facility to the Head Lessor, the Holdco disposed of its Membership Interests, or such affected Holdco Note Purchaser or Purchasers disposed of its or their Holdco Notes as the case may be.
“Regulatory Event of Loss Termination Payment” shall mean, with respect to any Termination Date, an amount equal to the product of (a) the Termination Value (Equity Portion) with respect to such Termination Date, multiplied by (b) the applicable Holdco Note Purchaser’s Percentage Interest of the Notes.
“Related Party” shall mean, with respect to any Person or its successors and assigns, an Affiliate of such Person or its successors and assigns and any director, officer, servant, employee or agent of
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that Person or any such Affiliate or their respective successors and assigns; provided that the Lessor Manager and the Owner Lessor shall not be treated as Related Parties to each other and neither the Owner Lessor nor the Lessor Manager shall be treated as a Related Party to the Holdco except that, for purposes of Section 9 of the Participation Agreement, the Owner Lessor will be treated as a Related Party to the Holdco to the extent that the Owner Lessor acts on the express direction or with the express consent of the Holdco.
“Released Property” shall have the meaning specified in Section 4.2 of the Ground Lease.
“Relevant Portion” shall mean (a) with respect to Section 10 of the Facility Lease, the Unit or Units suffering an Event of Loss or (b) with respect to Section 15 of the Facility Lease, the Unit or Units subject to TVA’s exercise of the Early Buy Out, in either case with respect to a termination of the Facility Lease with respect to less than the entire Facility.
“Reinvestment Yield” shall mean, with respect to the Called Amount of any Equity Investment, 0.50% over the yield to maturity implied by the yield(s) reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Amount, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Remaining Scheduled Payments as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Equity Investment. If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” shall mean, with respect to the Called Amount of any Equity Investment, 0.50% over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Amount, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Amount as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Equity Investment.
“Remaining Average Life” shall mean, with respect to any Called Amount, the number of years obtained by dividing (i) such Called Amount into (ii) the sum of the products obtained by
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multiplying (a) the return of equity component of each Remaining Scheduled Payment with respect to such Called Amount by (b) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months, that will elapse between the Settlement Date with respect to such Called Amount and the scheduled due date of such Remaining Scheduled Payment.
“Remaining Scheduled Payments” shall mean, with respect to the Called Amount of any Equity Investment, all payments of Basic Lease Rent (Equity Portion) that would be due after the Settlement Date if no payment of such Called Amount were made prior to its scheduled due date.
“Remediate” or “Remediation” means an action or actions required by a Governmental Entity pursuant to Applicable Law to address an Environmental Condition or a release of Hazardous Substances, including monitoring, investigation, assessment, treatment, cleanup, containment, removal, mitigation, response or remediation work in connection with such Environmental Conditions or a release of Hazardous Substances.
“Removable Modification” shall have the meaning specified in Section 8.3 of the Facility Lease.
“Rent” shall mean Basic Lease Rent and Supplemental Lease Rent.
“Rent Payment Date” shall mean each May 15 and November 15, commencing November 15, 2026, to and including May 15, 2056.
“Replacement Component” shall have the meaning specified in Section 7.2 of the Facility Lease.
“Replacement Power Bond” shall have the meaning specified in Section 2.10(c) of the Lease Indenture.
“Reported” shall have the meaning specified in the definition of Reinvestment Yield in this Appendix A.
“Required Modification” shall have the meaning specified in Section 8.1 of the Facility Lease.
“Responsible Officer” shall mean (a) with respect to a corporation or limited liability company, its Chairman of the Board, its President, any Senior Vice President, the Chief Financial Officer, any Vice President, the Treasurer, its Independent Manager or any other management employee (i) that has the power to take the action in question and has been authorized, directly or indirectly, by the Board of Directors (or equivalent body) of such Person, (ii) working under the direct supervision of such Chairman of the Board, President, Senior Vice President, Chief Financial Officer, Vice President or Treasurer, and (iii) whose responsibilities include the administration of the transactions and agreements contemplated by the Transaction Documents, (b) with respect to the Lease Indenture Trustee, an officer in its corporate trust administration department, (c) with respect to TVA, its Chairman of the Board, its President, any Senior Vice President, the Chief Financial Officer, any Vice President, the Treasurer or any other management employee, (d) with respect to the Owner Lessor, the Lessor Manager and (e) with respect to the Holdco, the Holdco Manager.
“Revenues” shall have the meaning specified in the Granting Clause of the Lease Indenture.
“S&P” shall mean S&P Global Ratings or any successor thereto.
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“Sale Net Termination Value” shall have the meaning set forth in Section 18.2(e) of the Facility Lease.
“Scheduled Closing Date” shall mean May 26, 2026 and any date set for the Closing in a notice of postponement pursuant to Section 2.3(a) of the Participation Agreement.
“Scheduled Payment Date” shall mean a Rent Payment Date.
“SEC” shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934.
“Secured Indebtedness” shall have the meaning specified in Section 1 of the Lease Indenture.
“Secured Obligations” shall have the meaning set forth in the Granting Clause of the Owner Lessor Mortgage.
“Securities Act” shall mean the Securities Act of 1933, as amended.
“Security” shall have the same meaning as in Section 2(a)(1) of the Securities Act.
“Service Commencement Date” shall mean the date upon which the Facility Lease expires or terminates and possession and control of the Owner Lessor’s Interest is delivered to the Owner Lessor or its designee pursuant to Section 5 or Section 18.2 of the Facility Lease.
“Settlement Date” shall mean, with respect to the Called Amount of any Equity Investment, the date, which shall be a Termination Date, on which such Called Amount is to be repaid pursuant to Section 15 of the Facility Lease.
“Severable Modification” shall mean any Modification that is removable without causing material damage to the Facility that cannot readily be repaired.
“Significant Lease Default” shall mean any of: (i) TVA shall fail to make any payment of Basic Lease Rent or Termination Value on the relevant payment date or after the same shall have become due and payable, (ii) TVA shall fail to make any payment of Supplemental Lease Rent in excess of $350,000 (other than Excepted Payments, or Termination Value or any amount determined by reference thereto) on the relevant payment date after the same shall have become due and payable, except to the extent such amounts are the subject of a good faith dispute and have not been established to be due and payable, or (iii) an event which is or, with the passage of time would be, a Lease Event of Default under Section 17(e) or (f) of the Facility Lease.
“Significant Lease Indenture Default” shall mean a failure by the Owner Lessor to make any payment of principal or interest on the Lessor Notes after the same shall have become due and payable.
“Similar Law” shall mean any federal, state or local law that is substantially similar to Title I of ERISA or Section 4975 of the Code.
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“Special Lessee Transfer” shall have the meaning specified in Section 12 of the Participation Agreement.
“Special Lessee Transfer Amount” shall mean for any Termination Date, the amount determined as follows: (i) the Termination Value (Equity Portion) under the Facility Lease on such Termination Date; plus (ii) any unpaid Basic Lease Rent (Equity Portion) due on or before such Termination Date; plus (iii) the Equity Breakage.
“Station Service Requirements” shall mean the Capacity and Energy required during any period (including initial start-up and testing) and supplied from any source other than the Facility for operation of all on-site process and auxiliary equipment and systems used or useful in connection with the operation and maintenance of the Facility.
“Subcontractors” shall have the meaning specified in the third recital of the Construction Management Agreement.
“Subordinated Resolution” shall mean the Tennessee Valley Authority Subordinated Debt resolution adopted March 29, 1995, as amended and supplemented.
“Supplemental Financing” shall have the meaning specified in Section 11.2(b) of the Participation Agreement.
“Supplemental Lease Rent” shall mean any and all amounts, liabilities and obligations (other than Basic Lease Rent or any amount determined by reference thereto) that TVA assumes, agrees to or is required to pay under the Transaction Documents (whether or not identified as “Supplemental Lease Rent”) to the Owner Lessor or any other Person, including Termination Value and Make Whole Premium.
“Support Agreement” shall mean the Operating and Support Agreement, dated as of the Closing Date, between the Owner Lessor and TVA, substantially in the form of Exhibit H to the Participation Agreement.
“Tax” or “Taxes” shall mean all fees, taxes (including sales taxes, use taxes, stamp taxes, value added taxes, ad valorem taxes and property taxes (personal and real, tangible and intangible)), levies, assessments, withholdings and other charges and impositions of any nature, plus all related interest, penalties, fines and additions to tax, now or hereafter imposed by any federal, state, local or foreign government or other taxing authority (including penalties or other amounts payable pursuant to subtitle B of Title I of ERISA).
“Tax Advance” shall have the meaning specified in Section 9.2(g)(iii)(4) of the Participation Agreement.
“Tax Benefit” shall have the meaning specified in Section 9.2(e) of the Participation Agreement.
“Tax Claim” shall have the meaning specified in Section 9.2(g)(i) of the Participation Agreement.
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“Tax Event” shall mean any event or transaction that results in a Noteholder being subject to U.S. federal income tax on a different amount, in a different manner or at a different time than would have been the case if such event had not occurred.
“Tax Indemnitee” shall have the meaning specified in Section 9.2(a) of the Participation Agreement.
“Term-Out Notice Date” shall mean the date on which TVA delivers written notice to the Owner Lessor of TVA’s election to pay the Net TV Amount in accordance with Section 18.4 of the Facility Lease.
“Term-Out Payment Dates” shall have the meaning specified in Section 18.4 of the Facility Lease.
“Termination Date” shall mean each of the monthly dates during the Facility Lease Term identified as a “Termination Date” on Schedule 2 of the Facility Lease.
“Termination Value” for any Termination Date shall mean an amount equal to the sum of (a) Termination Value (Debt Portion) and (b) Termination Value (Equity Portion) for such Termination Date.
“Termination Value (Debt Portion)” for any Termination Date shall mean the amount set forth under the heading “Termination Value (Debt Portion)” on Schedule 2 of the Facility Lease for such Termination Date.
“Termination Value (Equity Portion)” for any Termination Date shall mean the amount set forth under the heading “Termination Value (Equity Portion)” on Schedule 2 of the Facility Lease for such Termination Date.
“Transaction” shall mean, collectively, the transactions contemplated under the Participation Agreement and the other Transaction Documents.
“Transaction Costs” shall mean the following costs to the extent substantiated or otherwise supported in reasonable detail:
(i)    the cost of reproducing and printing the Transaction Documents and the Offering Circular and all costs and fees, including filing and recording fees and recording, transfer, mortgage, intangible and similar taxes in connection with the execution, delivery, filing and recording of the Head Lease, the Facility Lease, the Ground Lease, the Ground Sublease and any other Transaction Document, and any other document required to be filed or recorded pursuant to the provisions hereof or of any other Transaction Document and any Uniform Commercial Code filing fees in respect of the perfection of any security interests created by any of the Transaction Documents or as otherwise reasonably required by the Owner Lessor or the Lease Indenture Trustee;
(ii)    the reasonable fees and expenses of Clifford Chance US LLP, counsel to the Owner Lessor, the Holdco and the Holdco Note Purchasers, for services rendered in
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connection with the negotiation, execution and delivery of the Participation Agreement and the other Transaction Documents, subject to the terms set forth in the fee arrangement between TVA and Clifford Chance US LLP;
(iii)    the reasonable fees and expenses of Bass, Berry & Sims PLC, Tennessee counsel to the Holdco and the Underwriters, for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Transaction Documents, subject to the terms set forth in the fee arrangement between TVA and Bass, Berry & Sims PLC;
(iv)    the reasonable fees and expenses of Orrick, Herrington & Sutcliffe LLP, special counsel to TVA, and Baker, Donelson, Bearman, Caldwell, & Berkowitz, PC, Tennessee counsel to TVA, for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement, the other Transaction Documents and the Underwriting Agreement and the preparation of the Offering Circular, subject to the terms of the fee arrangement between TVA and Orrick, Herrington & Sutcliffe LLP, and the fee arrangement between TVA and Baker, Donelson, Bearman, Caldwell, & Berkowitz, PC;
(v)    the reasonable fees and expenses of Morris James LLP, counsel for the Owner Lessor, the Lessor Manager, and the Holdco Manager, for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Transaction Documents;
(vi)    the reasonable fees and expenses of White & Case, LLP, counsel to the Underwriters, for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement, the other Transaction Documents and the Underwriting Agreement and the preparation of the Offering Circular, subject to the terms set forth in the fee arrangement between TVA and White & Case, LLP;
(vii)    the reasonable fees and expenses of Richards, Layton & Finger, PA, counsel for the Lease Indenture Trustee and Holdco Collateral Agent for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Transaction Documents;
(viii)    the underwriting discounts and commissions payable to, and reasonable out of pocket expenses of, the Underwriters;
(ix)    the reasonable fees and expenses of Ernst & Young LLP for services rendered in connection with the Transaction;
(x)    the reasonable, documented out-of-pocket expenses of the Holdco, each Holdco Note Purchaser, the Owner Participant and the Owner Lessor;
(xi)    the initial fees and expenses of the Lease Indenture Trustee in connection with the execution and delivery of the Participation Agreement and the other Transaction Documents to which it is or will be a party;
(xii)    the fees and expenses of the Appraiser, for services rendered in connection with delivering the Closing Appraisal required by Section 4 of the Participation Agreement;
    31

(xiii)    the fees and expenses of the Engineering Consultant, for services rendered in connection with delivering the Engineering Report required by Section 4 of the Participation Agreement; and
(xiv)    the fees and expenses of the Rating Agencies in connection with the rating of the Lessor Notes.
Notwithstanding the foregoing, Transaction Costs shall not include internal costs and expenses such as salaries and overhead of whatsoever kind or nature nor costs incurred by the parties to the Participation Agreement pursuant to arrangements with third parties for services (other than those expressly referred to above), such as the fees and expenses of financial analysis and consulting, advisory services, and costs of a similar nature.
“Transaction Documents” shall mean the Operative Documents, the Construction Management Agreement and the Holdco Note Purchase Documents.
“Transaction Party(ies)” shall mean, individually or collectively as the context may require, all or any of the parties to the Transaction Documents (including Wilmington Trust).
“Transferee” shall have the meaning specified in Section 7.1(a) of the Participation Agreement.
“Transmission Services Guidelines” shall mean the “Transmission Services Guidelines” of TVA or any successor tariff thereto of general applicability governing the provision of such transmission services and associated ancillary services over the TVA transmission facilities.
“Treasury Regulations” shall mean regulations, including temporary regulations, promulgated under the Code.
“Trust Indenture Act” shall mean the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed except as provided in Section 905 of such act; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.
“TVA” shall have the meaning set forth in the introductory paragraph to the Participation Agreement.
“TVA Act” shall mean the Tennessee Valley Authority Act of 1933, as amended.
“Uncontrollable Forces” shall have the meaning set forth in Section 8.2 of the Support Agreement.
“Underwriters” shall mean Morgan Stanley & Co. LLC, Barclays Capital Inc., BofA Securities, Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, CIBC World Markets Corp., Citigroup Global Markets Inc., TD Securities (USA) LLC, U.S. Bancorp Investments, Inc., and Wells Fargo Securities, LLC.
    32

“Underwriting Agreement” shall mean the Underwriting Agreement, dated the Effective Date, between TVA and the Underwriters.
“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as in effect in the applicable jurisdiction.
“Uniform System of Accounts” shall mean the Uniform System of Accounts prescribed by FERC, as in effect on the Closing Date and as from time to time and thereafter amended, or the chart of accounts and accounting classifications which may be substituted for such Uniform System of Accounts from time to time by FERC or its successor for such purpose.
“Unit ” and collectively the “Units ” shall mean each of the two (2) General Electric 7HA.03 combustion turbine generators, together with the related General Electric heat recovery steam generator and the related General Electric D600 steam turbine and General Electric H53 steam turbine generator, and any Components exclusively related thereto, as more particularly described on Exhibit A to the Facility Lease.
“U.S. Government Obligations” shall mean securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction in the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.
“Verifier” shall have the meaning specified in Section 3.4(c) of the Facility Lease.
“Wilmington Trust” shall have the meaning set forth in the introductory paragraph to the Participation Agreement.
“Work” shall have the meaning specified in Section 2.1(a) of the Construction Management Agreement.
_______________
Copies of the Ground Lease, the Ground Sublease, the Head Lease, the Facility Lease, the Owner Lessor Mortgage, and the Lease Indenture are of record with the office of the Register of Deeds of Stewart County, Tennessee.
    33

Index

2026 Lessor Notes.......................................	4	Construction Period Financing Costs..........	9
Actual Knowledge......................................	4	Contract Year..............................................	9
Additional Equity Investment.....................	4	Contractor...................................................	9
Additional Facility......................................	4	Cumberland Construction Contract............	9
Additional Lessor Notes.............................	4	Cumberland Fossil Plant.............................	9
Additional Owner........................................	4	Debt Portion................................................	9
Affiliate.......................................................	4	Deed of Trust Trustee.................................	9
After-Tax Basis...........................................	4	Design Documents.....................................	9
Applicable Law...........................................	5	Discount Value...........................................	9
Applicable Permits.....................................	5	Dollars.........................................................	9
Applicable Rate..........................................	5	DTC.............................................................	9
Appraisal Procedure....................................	5	Early Buy Out.............................................	10
Appraiser.....................................................	5	Early Buy Out Date.....................................	10
Arbitration Proceeding................................	5	Early Buy Out Notice..................................	10
Assigned Documents..................................	6	Effective Date.............................................	10
Assignment and Assumption Agreement...	6	Election Notice............................................	10
Bankruptcy Code........................................	6	Energy.........................................................	10
Base Rate....................................................	6	Enforcement Notice....................................	10
Basic Lease Rent.........................................	6	Engineering Consultant...............................	10
Basic Lease Rent (Debt Portion).................	6	Engineering Report.....................................	10
Basic Lease Rent (Equity Portion)..............	7	Environmental Condition............................	10
Benefit Plan.................................................	7	Environmental Laws...................................	10
Bond Resolution..........................................	7	Equity Breakage..........................................	10
Business Day...............................................	7	Equity Guarantor.........................................	10
Called Amount............................................	7	Equity Guaranty..........................................	10
Capability....................................................	7	Equity Investment.......................................	10
Capacity......................................................	7	Equity Portion.............................................	11
Capital Expenditure Budget........................	7	ERISA.........................................................	11
Claim...........................................................	7	Event of Loss..............................................	11
Closing........................................................	7	Evidences of Indebtedness..........................	11
Closing Appraisal........................................	7	Excepted Payments.....................................	11
Closing Date................................................	7	Excepted Rights..........................................	12
CMA Payment............................................	8	Excess Amounts..........................................	12
Code............................................................	8	Exchange Act..............................................	12
Co-Holdco Manager....................................	8	Exchange Date............................................	12
Co-Lessor Manager.....................................	8	Excluded Property.......................................	12
Collateral.....................................................	8	Excluded Taxes...........................................	12
Common Facilities......................................	8	Expected Completion Date.........................	12
Competitor..................................................	8	Expiration Date...........................................	12
Component..................................................	8	Facility........................................................	12
Confidential Information............................	8	Facility Lease..............................................	12
Construction Cost.......................................	8	Facility Lease Term....................................	12
Construction Management Agreement......	9	Facility Lessee............................................	12
Construction Period Financing Account.....	9	Facility Lessee’s Interest.............................	12

Facility Lessor.............................................	12	Holdco Note Purchaser’s Percentage Interest of the Notes....................................	17
Facility Operating Fee.................................	12
Facility Operation and Maintenance Expense		Holdco Placement Agent............................	17
....................................................................	12	Holdco Pledge Agreement..........................	17
Facility Site.................................................	13	Holdco’s Lien.............................................	16
Facility User................................................	13	Indemnitee..................................................	17
Fair Market Rental Value............................	13	Independent Appraiser................................	17
Fair Market Sales Value..............................	13	Investment Banker......................................	17
Federal Power Act.......................................	14	Kiewit.........................................................	17
FERC...........................................................	14	Lease Commencement Date.......................	17
Final Acceptance.........................................	14	Lease Debt Rate.........................................	17
Final Acceptance Certificate.......................	14	Lease Default.............................................	17
Final Determination....................................	14	Lease Event of Default...............................	17
Final Shutdown..........................................	14	Lease Indenture..........................................	17
Final Shutdown Date...................................	14	Lease Indenture Bankruptcy Default.........	17
Fitch............................................................	14	Lease Indenture Estate................................	17
FMV Net Termination Value......................	14	Lease Indenture Event of Default...............	17
GAAP.........................................................	14	Lease Indenture Payment Default...............	18
Government................................................	14	Lease Indenture Trustee..............................	18
Governmental Entity...................................	14	Lease Indenture Trustee Office...................	18
Ground Interest...........................................	15	Lease Indenture Trustee’s Account............	18
Ground Lease.............................................	15	Lease Indenture Trustee’s Liens.................	18
Ground Lease Term....................................	15	Leasehold Deed of Trust Trustee................	17
Ground Lessee............................................	15	Lessee Person.............................................	18
Ground Lessor.............................................	15	Lessor Estate..............................................	18
Ground Lessor’s Release Rights.................	15	Lessor Manager..........................................	18
Ground Sublease.........................................	15	Lessor Notes...............................................	18
Ground Sublease Term...............................	15	Lien.............................................................	19
Ground Sublessee........................................	15	List of Competitors.....................................	19
Ground Sublessor........................................	15	Majority in Interest of Noteholders.............	19
Guaranteed Provisional Acceptance Date..	15	Make Whole Premium................................	19
Hazardous Substance.................................	15	Material Adverse Effect..............................	19
Head Lease.................................................	15	Maximum Net Generating Capacity...........	19
Head Lease Rent.........................................	15	Membership Interests..................................	19
Head Lease Term........................................	16	Modification................................................	19
Head Lessee................................................	16	Month..........................................................	19
Head Lessor................................................	16	Moody’s......................................................	19
Holdco........................................................	16	Net TV Amount..........................................	20
Holdco Collateral Agent.............................	16	Net TV Amount (Debt Portion)..................	20
Holdco LLC Agreement.............................	16	Net TV Amount (Debt Portion) Rate..........	20
Holdco Manager.........................................	16	Net TV Amount (Equity Portion)...............	20
Holdco Note................................................	16	Net TV Amount (Equity Portion) Rate.......	20
Holdco Note Purchase Agreement..............	16	Nonseverable Modifications.......................	20
Holdco Note Purchase Documents.............	16	Note Register..............................................	20
Holdco Note Purchaser...............................	16	Noteholder...................................................	20
		Offering Circular.........................................	20

Officer’s Certificate....................................	20	Regulatory Event of Loss............................	25
Operating Fee..............................................	20	Regulatory Event of Loss Termination
Operation and Maintenance Expense	20	Payment..................................................	25
Operation and Maintenance Expense Budget		Reinvestment Yield.....................................	26
.................................................................	20	Related Party...............................................	25
Operative Documents..................................	21	Released Property.......................................	26
Optional Modification.................................	21	Relevant Portion..........................................	26
Other Redemption Date Payment Amounts		Remaining Average Life.............................	26
.................................................................	21	Remaining Scheduled Payments.................	27
Outside Lease Commencement Date..........	21	Remediate...................................................	27
Overdue Rate..............................................	21	Removable Modification............................	27
Owner Lessor..............................................	21	Rent.............................................................	27
Owner Lessor Indemnified Party................	21	Rent Payment Date.....................................	27
Owner Lessor LLC Agreement...................	21	Replacement Component............................	27
Owner Lessor Mortgage.............................	21	Replacement Power Bond...........................	27
Owner Lessor’s Account............................	22	Reported......................................................	27
Owner Lessor’s Interest..............................	22	Required Modification................................	27
Owner Lessor’s Lien...................................	22	Responsible Officer....................................	27
Owner Participant.......................................	22	Revenues.....................................................	27
Partial Early Buy Out.................................	22	S&P.............................................................	27
Partial Event of Loss...................................	22	Sale Net Termination Value........................	28
Participation Agreement.............................	22	Scheduled Closing Date..............................	28
Paying Agent..............................................	22	Scheduled Payment Date............................	28
Permitted Closing Date Liens....................	22	SEC.............................................................	28
Permitted Instruments................................	22	Secured Indebtedness.................................	28
Permitted Liens.........................................	23	Securities Act..............................................	28
Permitted Post Facility Lease Term Liens..	23	Security.......................................................	28
Permitted Securities....................................	23	Service Commencement Date.....................	28
Person..........................................................	23	Settlement Date...........................................	28
Personalty....................................................	24	Severable Modification...............................	28
Plan.............................................................	24	Significant Lease Default............................	28
Point or Points of Interconnection..............	24	Significant Lease Indenture Default...........	28
Power..........................................................	24	Similar Law.................................................	28
Proceeds......................................................	24	Special Lessee Transfer..............................	29
Provisional Acceptance...............................	24	Special Lessee Transfer Amount................	29
Provisional Acceptance Certificate.............	24	Station Service Requirements.....................	29
Prudent Industry Practice............................	24	Subcontractors.............................................	29
Punch List...................................................	24	Subordinated Resolution.............................	29
Quarter........................................................	24	Supplemental Financing..............................	29
Rates...........................................................	24	Supplemental Lease Rent............................	29
Rating Agencies.........................................	24	Support Agreement.....................................	29
Real Property..............................................	24	Tax..............................................................	29
Reasonable Basis........................................	25	Tax Advance...............................................	29
Rebuilding Closing Date............................	25	Tax Benefit..................................................	29
Redemption Date........................................	25	Tax Claim....................................................	29
Registrar......................................................	25	Tax Event....................................................	30

Tax Indemnitee...........................................	30	Trust Indenture Act.....................................	32
Taxes...........................................................	29	TVA............................................................	32
Termination Date........................................	30	TVA Act.....................................................	32
Termination Value......................................	30	U.S. Government Obligations....................	33
Termination Value (Debt Portion)..............	30	Uncontrollable Forces.................................	32
Termination Value (Equity Portion)...........	30	Underwriters...............................................	32
Term-Out Notice Date................................	30	Underwriting Agreement............................	32
Term-Out Payment Dates...........................	30	Uniform Commercial Code” or “UCC.......	33
Transaction.................................................	30	Uniform System of Accounts......................	33
Transaction Costs.......................................	30	Unit.............................................................	33
Transaction Documents..............................	32	Units............................................................	33
Transaction Party(ies)................................	32	Verifier........................................................	33
Transferee..................................................	32	Wilmington Trust.......................................	33
Transmission Services Guidelines.............	32	Work...........................................................	33
Treasury Regulations................................	32

SCHEDULE 1
to
Facility Lease
BASIC LEASE RENT

Rent Payment Date	Basic Lease Rent (Debt Portion)	Basic Lease Rent (Equity Portion)	Basic Lease Rent Interest Portion*
November 15, 2026	$62,416,544	$5,708,444	$54,895,894
May 15, 2027	$62,416,544	$7,310,866	$58,083,967
November 15, 2027	$62,416,544	$7,310,866	$57,743,491
May 15, 2028	$62,416,544	$7,310,866	$57,393,056
November 15, 2028	$62,416,544	$7,310,866	$57,032,373
May 15, 2029	$62,416,544	$7,310,866	$56,661,140
November 15, 2029	$62,416,544	$7,310,866	$56,279,049
May 15, 2030	$62,416,544	$7,310,866	$55,885,783
November 15, 2030	$62,416,544	$7,310,866	$55,481,015
May 15, 2031	$62,416,544	$7,310,866	$55,064,408
November 15, 2031	$62,416,544	$7,310,866	$54,635,616
May 15, 2032	$62,416,544	$7,310,866	$54,194,282
November 15, 2032	$62,416,544	$7,310,866	$53,740,040
May 15, 2033	$62,416,544	$7,310,866	$53,272,511
November 15, 2033	$62,416,544	$7,310,866	$52,791,308
May 15, 2034	$62,416,544	$7,310,866	$52,296,030
November 15, 2034	$62,416,544	$7,310,866	$51,786,266
* For the avoidance of doubt, the amounts set forth under the column entitled “Basic Lease Rent Interest Portion” are provided for informational purposes only and reflect the amount included within the payment of Basic Lease Rent (Debt Portion) and Basic Lease Rent (Equity Portion) that constitutes, and shall be treated by the parties as, interest for U.S. federal income tax purposes and the listing of such amount does not create a payment obligation in addition to Basic Lease Rent.
    SCHD 1-1

Rent Payment Date	Basic Lease Rent (Debt Portion)	Basic Lease Rent (Equity Portion)	Basic Lease Rent Interest Portion*
May 15, 2035	$62,416,544	$7,310,866	$51,261,591
November 15, 2035	$62,416,544	$7,310,866	$50,721,570
May 15, 2036	$62,416,544	$7,310,866	$50,165,753
November 15, 2036	$62,416,544	$7,310,866	$49,593,678
May 15, 2037	$62,416,544	$7,310,866	$49,004,870
November 15, 2037	$62,416,544	$7,310,866	$48,398,839
May 15, 2038	$62,416,544	$7,310,866	$47,775,081
November 15, 2038	$62,416,544	$7,310,866	$47,133,078
May 15, 2039	$62,416,544	$7,310,866	$46,472,296
November 15, 2039	$62,416,544	$7,310,866	$45,792,186
May 15, 2040	$62,416,544	$7,310,866	$45,092,181
November 15, 2040	$62,416,544	$7,310,866	$44,371,700
May 15, 2041	$62,416,544	$7,310,866	$43,630,144
November 15, 2041	$62,416,544	$7,310,866	$42,866,896
May 15, 2042	$62,416,544	$7,310,866	$42,081,322
November 15, 2042	$62,416,544	$7,310,866	$41,272,769
May 15, 2043	$62,416,544	$7,310,866	$40,440,563
November 15, 2043	$62,416,544	$7,310,866	$39,584,013
May 15, 2044	$62,416,544	$7,310,866	$38,702,407
November 15, 2044	$62,416,544	$7,310,866	$37,795,012
May 15, 2045	$62,416,544	$7,310,866	$36,861,073
November 15, 2045	$62,416,544	$7,310,866	$35,899,814
May 15, 2046	$62,416,544	$7,310,866	$34,910,434
November 15, 2046	$69,944,911	$6,934,725	$33,892,112
May 15, 2047	$69,944,911	$6,934,725	$32,636,322
November 15, 2047	$69,944,911	$6,934,725	$31,343,842
May 15, 2048	$69,944,911	$6,934,725	$30,013,598
November 15, 2048	$69,944,911	$6,934,725	$28,644,488
* For the avoidance of doubt, the amounts set forth under the column entitled “Basic Lease Rent Interest Portion” are provided for informational purposes only and reflect the amount included within the payment of Basic Lease Rent (Debt Portion) and Basic Lease Rent (Equity Portion) that constitutes, and shall be treated by the parties as, interest for U.S. federal income tax purposes and the listing of such amount does not create a payment obligation in addition to Basic Lease Rent.
SCHD 1-2

Rent Payment Date	Basic Lease Rent (Debt Portion)	Basic Lease Rent (Equity Portion)	Basic Lease Rent Interest Portion*
May 15, 2049	$69,944,911	$6,934,725	$27,235,376
November 15, 2049	$69,944,911	$6,934,725	$25,785,092
May 15, 2050	$69,944,911	$6,934,725	$24,292,434
November 15, 2050	$69,944,911	$6,934,725	$22,756,164
May 15, 2051	$69,944,911	$6,934,725	$21,175,007
November 15, 2051	$69,944,911	$6,934,725	$19,547,651
May 15, 2052	$69,944,911	$6,934,725	$17,872,746
November 15, 2052	$69,944,911	$6,934,725	$16,148,903
May 15, 2053	$69,944,911	$6,934,725	$14,374,691
November 15, 2053	$69,944,911	$6,934,725	$12,548,639
May 15, 2054	$69,944,911	$6,934,725	$10,669,231
November 15, 2054	$69,944,911	$6,934,725	$8,734,909
May 15, 2055	$69,944,911	$6,934,725	$6,744,068
November 15, 2055	$69,944,911	$6,934,725	$4,695,056
May 15, 2056	$69,944,911	$20,608,000	$2,586,172

* For the avoidance of doubt, the amounts set forth under the column entitled “Basic Lease Rent Interest Portion” are provided for informational purposes only and reflect the amount included within the payment of Basic Lease Rent (Debt Portion) and Basic Lease Rent (Equity Portion) that constitutes, and shall be treated by the parties as, interest for U.S. federal income tax purposes and the listing of such amount does not create a payment obligation in addition to Basic Lease Rent.
SCHD 1-3

SCHEDULE 2
to
Facility Lease
TERMINATION VALUES

Termination Date (Monthly)	Termination Value (Debt Portion)	Termination Value (Equity Portion)

May 26, 2026	$1,800,000,000	$200,000,000
November 15, 2026	$1,849,187,450	$205,708,444
December 15, 2026	$1,795,438,234	$201,013,333
January 15, 2027	$1,804,105,561	$202,026,667
February 15, 2027	$1,812,772,889	$203,040,000
March 15, 2027	$1,821,440,217	$204,053,333
April 15, 2027	$1,830,107,545	$205,066,667
May 15, 2027	$1,838,774,873	$206,080,000
June 15, 2027	$1,784,975,147	$199,776,231
July 15, 2027	$1,793,591,965	$200,783,328
August 15, 2027	$1,802,208,783	$201,790,425
September 15, 2027	$1,810,825,601	$202,797,522
October 15, 2027	$1,819,442,420	$203,804,618
November 15, 2027	$1,828,059,238	$204,811,715
December 15, 2027	$1,774,207,532	$198,501,520
January 15, 2028	$1,782,772,370	$199,502,191
February 15, 2028	$1,791,337,209	$200,502,862
March 15, 2028	$1,799,902,047	$201,503,533
April 15, 2028	$1,808,466,886	$202,504,204
    SCHD 2-1

May 15, 2028	$1,817,031,724	$203,504,875
June 15, 2028	$1,763,126,525	$197,188,058
July 15, 2028	$1,771,637,871	$198,182,108
August 15, 2028	$1,780,149,217	$199,176,158
September 15, 2028	$1,788,660,563	$200,170,207
October 15, 2028	$1,797,171,909	$201,164,257
November 15, 2028	$1,805,683,254	$202,158,307
December 15, 2028	$1,751,723,006	$195,834,667
January 15, 2029	$1,760,179,303	$196,821,894
February 15, 2029	$1,768,635,599	$197,809,121
March 15, 2029	$1,777,091,895	$198,796,349
April 15, 2029	$1,785,548,191	$199,783,576
May 15, 2029	$1,794,004,488	$200,770,803
June 15, 2029	$1,739,987,588	$194,440,133
July 15, 2029	$1,748,387,232	$195,420,330
August 15, 2029	$1,756,786,877	$196,400,527
September 15, 2029	$1,765,186,521	$197,380,724
October 15, 2029	$1,773,586,166	$198,360,921
November 15, 2029	$1,781,985,810	$199,341,118
December 15, 2029	$1,727,910,610	$193,003,205
January 15, 2030	$1,736,251,954	$193,976,159
February 15, 2030	$1,744,593,298	$194,949,112
March 15, 2030	$1,752,934,642	$195,922,065
April 15, 2030	$1,761,275,986	$196,895,019
May 15, 2030	$1,769,617,330	$197,867,972
June 15, 2030	$1,715,482,132	$191,522,595
July 15, 2030	$1,723,763,478	$192,488,084
August 15, 2030	$1,732,044,825	$193,453,574
    SCHD 2-2

September 15, 2030	$1,740,326,171	$194,419,063
October 15, 2030	$1,748,607,518	$195,384,552
November 15, 2030	$1,756,888,864	$196,350,042
December 15, 2030	$1,702,691,923	$189,996,974
January 15, 2031	$1,710,911,525	$190,954,772
February 15, 2031	$1,719,131,128	$191,912,571
March 15, 2031	$1,727,350,731	$192,870,369
April 15, 2031	$1,735,570,334	$193,828,168
May 15, 2031	$1,743,789,937	$194,785,966
June 15, 2031	$1,689,529,454	$188,424,974
July 15, 2031	$1,697,685,517	$189,374,848
August 15, 2031	$1,705,841,579	$190,324,722
September 15, 2031	$1,713,997,641	$191,274,595
October 15, 2031	$1,722,153,703	$192,224,469
November 15, 2031	$1,730,309,765	$193,174,343
December 15, 2031	$1,675,983,893	$186,805,185
January 15, 2032	$1,684,074,565	$187,746,893
February 15, 2032	$1,692,165,237	$188,688,602
March 15, 2032	$1,700,255,909	$189,630,310
April 15, 2032	$1,708,346,581	$190,572,018
May 15, 2032	$1,716,437,253	$191,513,727
June 15, 2032	$1,662,044,087	$185,136,155
July 15, 2032	$1,670,067,466	$186,069,449
August 15, 2032	$1,678,090,845	$187,002,744
September 15, 2032	$1,686,114,224	$187,936,038
October 15, 2032	$1,694,137,602	$188,869,333
November 15, 2032	$1,702,160,981	$189,802,627
December 15, 2032	$1,647,698,564	$183,416,386
    SCHD 2-3

January 15, 2033	$1,655,652,691	$184,341,011
February 15, 2033	$1,663,606,818	$185,265,636
March 15, 2033	$1,671,560,945	$186,190,261
April 15, 2033	$1,679,515,072	$187,114,886
May 15, 2033	$1,687,469,199	$188,039,511
June 15, 2033	$1,632,935,514	$181,644,336
July 15, 2033	$1,640,818,374	$182,560,028
August 15, 2033	$1,648,701,233	$183,475,720
September 15, 2033	$1,656,584,093	$184,391,412
October 15, 2033	$1,664,466,952	$185,307,103
November 15, 2033	$1,672,349,812	$186,222,795
December 15, 2033	$1,617,742,786	$179,818,416
January 15, 2034	$1,625,552,304	$180,724,903
February 15, 2034	$1,633,361,821	$181,631,390
March 15, 2034	$1,641,171,339	$182,537,877
April 15, 2034	$1,648,980,857	$183,444,364
May 15, 2034	$1,656,790,375	$184,350,851
June 15, 2034	$1,602,107,873	$177,936,988
July 15, 2034	$1,609,841,914	$178,833,990
August 15, 2034	$1,617,575,956	$179,730,993
September 15, 2034	$1,625,309,998	$180,627,996
October 15, 2034	$1,633,044,040	$181,524,998
November 15, 2034	$1,640,778,081	$182,422,001
December 15, 2034	$1,586,017,906	$175,998,364
January 15, 2035	$1,593,674,275	$176,885,594
February 15, 2035	$1,601,330,643	$177,772,824
March 15, 2035	$1,608,987,012	$178,660,054
April 15, 2035	$1,616,643,381	$179,547,283
    SCHD 2-4

May 15, 2035	$1,624,299,750	$180,434,513
June 15, 2035	$1,569,459,640	$174,000,807
July 15, 2035	$1,577,036,075	$174,877,966
August 15, 2035	$1,584,612,511	$175,755,126
September 15, 2035	$1,592,188,946	$176,632,286
October 15, 2035	$1,599,765,381	$177,509,446
November 15, 2035	$1,607,341,816	$178,386,606
December 15, 2035	$1,552,419,447	$171,942,523
January 15, 2036	$1,559,913,622	$172,809,307
February 15, 2036	$1,567,407,797	$173,676,091
March 15, 2036	$1,574,901,972	$174,542,874
April 15, 2036	$1,582,396,147	$175,409,658
May 15, 2036	$1,589,890,322	$176,276,442
June 15, 2036	$1,534,883,298	$169,821,668
July 15, 2036	$1,542,292,819	$170,677,760
August 15, 2036	$1,549,702,339	$171,533,852
September 15, 2036	$1,557,111,860	$172,389,945
October 15, 2036	$1,564,521,381	$173,246,037
November 15, 2036	$1,571,930,902	$174,102,129
December 15, 2036	$1,516,836,760	$167,636,339
January 15, 2037	$1,524,159,162	$168,481,414
February 15, 2037	$1,531,481,565	$169,326,490
March 15, 2037	$1,538,803,968	$170,171,566
April 15, 2037	$1,546,126,370	$171,016,642
May 15, 2037	$1,553,448,773	$171,861,717
June 15, 2037	$1,498,264,977	$165,384,575
July 15, 2037	$1,505,497,726	$166,218,300
August 15, 2037	$1,512,730,475	$167,052,024
    SCHD 2-5

September 15, 2037	$1,519,963,224	$167,885,748
October 15, 2037	$1,527,195,972	$168,719,473
November 15, 2037	$1,534,428,721	$169,553,197
December 15, 2037	$1,479,152,663	$163,064,359
January 15, 2038	$1,486,293,148	$163,886,386
February 15, 2038	$1,493,433,634	$164,708,414
March 15, 2038	$1,500,574,120	$165,530,442
April 15, 2038	$1,507,714,606	$166,352,470
May 15, 2038	$1,514,855,091	$167,174,498
June 15, 2038	$1,459,484,084	$160,673,607
July 15, 2038	$1,466,529,622	$161,483,583
August 15, 2038	$1,473,575,159	$162,293,559
September 15, 2038	$1,480,620,696	$163,103,534
October 15, 2038	$1,487,666,234	$163,913,510
November 15, 2038	$1,494,711,771	$164,723,486
December 15, 2038	$1,439,243,052	$158,210,177
January 15, 2039	$1,446,190,878	$159,007,734
February 15, 2039	$1,453,138,703	$159,805,291
March 15, 2039	$1,460,086,528	$160,602,849
April 15, 2039	$1,467,034,354	$161,400,406
May 15, 2039	$1,473,982,179	$162,197,963
June 15, 2039	$1,418,412,905	$155,671,858
July 15, 2039	$1,425,260,174	$156,456,619
August 15, 2039	$1,432,107,444	$157,241,381
September 15, 2039	$1,438,954,713	$158,026,142
October 15, 2039	$1,445,801,983	$158,810,903
November 15, 2039	$1,452,649,253	$159,595,665
December 15, 2039	$1,396,976,496	$153,056,375
    SCHD 2-6

January 15, 2040	$1,403,720,283	$153,827,951
February 15, 2040	$1,410,464,070	$154,599,527
March 15, 2040	$1,417,207,857	$155,371,104
April 15, 2040	$1,423,951,644	$156,142,680
May 15, 2040	$1,430,695,431	$156,914,256
June 15, 2040	$1,374,916,180	$150,361,381
July 15, 2040	$1,381,553,473	$151,119,371
August 15, 2040	$1,388,190,766	$151,877,362
September 15, 2040	$1,394,828,058	$152,635,352
October 15, 2040	$1,401,465,351	$153,393,343
November 15, 2040	$1,408,102,644	$154,151,333
December 15, 2040	$1,352,213,799	$147,584,459
January 15, 2041	$1,358,741,498	$148,328,450
February 15, 2041	$1,365,269,197	$149,072,442
March 15, 2041	$1,371,796,896	$149,816,434
April 15, 2041	$1,378,324,595	$150,560,425
May 15, 2041	$1,384,852,294	$151,304,417
June 15, 2041	$1,328,850,665	$144,723,118
July 15, 2041	$1,335,265,580	$145,452,685
August 15, 2041	$1,341,680,496	$146,182,253
September 15, 2041	$1,348,095,411	$146,911,820
October 15, 2041	$1,354,510,326	$147,641,387
November 15, 2041	$1,360,925,242	$148,370,955
December 15, 2041	$1,304,807,547	$141,774,793
January 15, 2042	$1,311,106,396	$142,489,497
February 15, 2042	$1,317,405,245	$143,204,202
March 15, 2042	$1,323,704,095	$143,918,906
April 15, 2042	$1,330,002,944	$144,633,611
    SCHD 2-7

May 15, 2042	$1,336,301,793	$145,348,315
June 15, 2042	$1,280,064,654	$138,736,839
July 15, 2042	$1,286,244,059	$139,436,228
August 15, 2042	$1,292,423,464	$140,135,618
September 15, 2042	$1,298,602,869	$140,835,008
October 15, 2042	$1,304,782,274	$141,534,398
November 15, 2042	$1,310,961,679	$142,233,787
December 15, 2042	$1,254,601,619	$135,606,531
January 15, 2043	$1,260,658,103	$136,290,140
February 15, 2043	$1,266,714,588	$136,973,750
March 15, 2043	$1,272,771,072	$137,657,359
April 15, 2043	$1,278,827,556	$138,340,968
May 15, 2043	$1,284,884,041	$139,024,578
June 15, 2043	$1,228,397,483	$132,381,061
July 15, 2043	$1,234,327,469	$133,048,411
August 15, 2043	$1,240,257,455	$133,715,760
September 15, 2043	$1,246,187,441	$134,383,110
October 15, 2043	$1,252,117,427	$135,050,459
November 15, 2043	$1,258,047,413	$135,717,809
December 15, 2043	$1,201,430,675	$129,057,537
January 15, 2044	$1,207,230,481	$129,708,133
February 15, 2044	$1,213,030,287	$130,358,728
March 15, 2044	$1,218,830,093	$131,009,323
April 15, 2044	$1,224,629,899	$131,659,918
May 15, 2044	$1,230,429,705	$132,310,513
June 15, 2044	$1,173,678,998	$125,632,979
July 15, 2044	$1,179,344,835	$126,266,310
August 15, 2044	$1,185,010,672	$126,899,642
    SCHD 2-8

September 15, 2044	$1,190,676,509	$127,532,973
October 15, 2044	$1,196,342,347	$128,166,305
November 15, 2044	$1,202,008,184	$128,799,636
December 15, 2044	$1,145,119,609	$122,104,313
January 15, 2045	$1,150,647,578	$122,719,856
February 15, 2045	$1,156,175,547	$123,335,399
March 15, 2045	$1,161,703,516	$123,950,943
April 15, 2045	$1,167,231,485	$124,566,486
May 15, 2045	$1,172,759,454	$125,182,029
June 15, 2045	$1,115,728,998	$118,468,376
July 15, 2045	$1,121,115,087	$119,065,590
August 15, 2045	$1,126,501,175	$119,662,804
September 15, 2045	$1,131,887,263	$120,260,018
October 15, 2045	$1,137,273,352	$120,857,232
November 15, 2045	$1,142,659,440	$121,454,446
December 15, 2045	$1,085,482,974	$114,721,907
January 15, 2046	$1,090,723,052	$115,300,235
February 15, 2046	$1,095,963,131	$115,878,562
March 15, 2046	$1,101,203,209	$116,456,890
April 15, 2046	$1,106,443,287	$117,035,217
May 15, 2046	$1,111,683,365	$117,613,544
June 15, 2046	$1,054,356,639	$110,861,545
July 15, 2046	$1,059,446,458	$111,420,412
August 15, 2046	$1,064,536,276	$111,979,279
September 15, 2046	$1,069,626,095	$112,538,146
October 15, 2046	$1,074,715,913	$113,097,013
November 15, 2046	$1,079,805,732	$113,655,880
December 15, 2046	$1,014,759,487	$107,261,875
    SCHD 2-9

January 15, 2047	$1,019,658,154	$107,802,596
February 15, 2047	$1,024,556,820	$108,343,316
March 15, 2047	$1,029,455,487	$108,884,037
April 15, 2047	$1,034,354,153	$109,424,757
May 15, 2047	$1,039,252,820	$109,965,478
June 15, 2047	$974,009,859	$103,552,776
July 15, 2047	$978,711,811	$104,074,798
August 15, 2047	$983,413,762	$104,596,820
September 15, 2047	$988,115,713	$105,118,843
October 15, 2047	$992,817,664	$105,640,865
November 15, 2047	$997,519,615	$106,162,888
December 15, 2047	$932,074,214	$99,730,919
January 15, 2048	$936,573,724	$100,233,675
February 15, 2048	$941,073,234	$100,736,431
March 15, 2048	$945,572,745	$101,239,187
April 15, 2048	$950,072,255	$101,741,943
May 15, 2048	$954,571,765	$102,244,699
June 15, 2048	$888,918,031	$95,792,878
July 15, 2048	$893,209,209	$96,275,782
August 15, 2048	$897,500,386	$96,758,686
September 15, 2048	$901,791,564	$97,241,590
October 15, 2048	$906,082,741	$97,724,494
November 15, 2048	$910,373,919	$98,207,398
December 15, 2048	$844,505,788	$91,735,121
January 15, 2049	$848,582,569	$92,197,569
February 15, 2049	$852,659,350	$92,660,017
March 15, 2049	$856,736,131	$93,122,466
April 15, 2049	$860,812,912	$93,584,914
    SCHD 2-10

May 15, 2049	$864,889,694	$94,047,362
June 15, 2049	$798,800,927	$87,554,008
July 15, 2049	$802,657,071	$87,995,379
August 15, 2049	$806,513,216	$88,436,749
September 15, 2049	$810,369,361	$88,878,120
October 15, 2049	$814,225,505	$89,319,491
November 15, 2049	$818,081,650	$89,760,861
December 15, 2049	$751,765,825	$83,245,789
January 15, 2050	$755,394,912	$83,665,441
February 15, 2050	$759,023,999	$84,085,094
March 15, 2050	$762,653,085	$84,504,746
April 15, 2050	$766,282,172	$84,924,399
May 15, 2050	$769,911,258	$85,344,051
June 15, 2050	$703,361,767	$78,806,600
July 15, 2050	$706,757,187	$79,203,874
August 15, 2050	$710,152,607	$79,601,148
September 15, 2050	$713,548,028	$79,998,422
October 15, 2050	$716,943,448	$80,395,696
November 15, 2050	$720,338,868	$80,792,970
December 15, 2050	$653,548,909	$74,232,460
January 15, 2051	$656,703,862	$74,606,675
February 15, 2051	$659,858,814	$74,980,890
March 15, 2051	$663,013,767	$75,355,105
April 15, 2051	$666,168,720	$75,729,320
May 15, 2051	$669,323,672	$76,103,535
June 15, 2051	$602,286,248	$69,519,266
July 15, 2051	$605,193,734	$69,869,721
August 15, 2051	$608,101,221	$70,220,177
    SCHD 2-11

September 15, 2051	$611,008,707	$70,570,632
October 15, 2051	$613,916,193	$70,921,087
November 15, 2051	$616,823,680	$71,271,542
December 15, 2051	$549,531,586	$64,662,791
January 15, 2052	$552,184,404	$64,988,764
February 15, 2052	$554,837,222	$65,314,737
March 15, 2052	$557,490,040	$65,640,710
April 15, 2052	$560,142,857	$65,966,684
May 15, 2052	$562,795,675	$66,292,657
June 15, 2052	$495,241,501	$59,658,679
July 15, 2052	$497,632,238	$59,959,426
August 15, 2052	$500,022,975	$60,260,173
September 15, 2052	$502,413,711	$60,560,919
October 15, 2052	$504,804,448	$60,861,666
November 15, 2052	$507,195,185	$61,162,413
December 15, 2052	$439,371,302	$54,502,442
January 15, 2053	$441,492,330	$54,777,196
February 15, 2053	$443,613,359	$55,051,949
March 15, 2053	$445,734,387	$55,326,703
April 15, 2053	$447,855,415	$55,601,456
May 15, 2053	$449,976,443	$55,876,210
June 15, 2053	$381,875,001	$49,189,455
July 15, 2053	$383,718,471	$49,437,426
August 15, 2053	$385,561,941	$49,685,396
September 15, 2053	$387,405,410	$49,933,366
October 15, 2053	$389,248,880	$50,181,336
November 15, 2053	$391,092,350	$50,429,306
December 15, 2053	$322,705,271	$43,714,954
    SCHD 2-12

January 15, 2054	$324,263,104	$43,935,327
February 15, 2054	$325,820,936	$44,155,699
March 15, 2054	$327,378,769	$44,376,072
April 15, 2054	$328,936,602	$44,596,444
May 15, 2054	$330,494,434	$44,816,817
June 15, 2054	$261,813,405	$38,074,028
July 15, 2054	$263,077,288	$38,265,964
August 15, 2054	$264,341,170	$38,457,900
September 15, 2054	$265,605,052	$38,649,836
October 15, 2054	$266,868,935	$38,841,772
November 15, 2054	$268,132,817	$39,033,707
December 15, 2054	$199,149,282	$32,261,617
January 15, 2055	$200,110,659	$32,424,252
February 15, 2055	$201,072,035	$32,586,887
March 15, 2055	$202,033,412	$32,749,522
April 15, 2055	$202,994,788	$32,912,157
May 15, 2055	$203,956,165	$33,074,792
June 15, 2055	$134,661,319	$26,272,510
July 15, 2055	$135,311,386	$26,404,953
August 15, 2055	$135,961,452	$26,537,396
September 15, 2055	$136,611,518	$26,669,839
October 15, 2055	$137,261,584	$26,802,282
November 15, 2055	$137,911,651	$26,934,725
December 15, 2055	$68,296,435	$20,101,333
January 15, 2056	$68,626,130	$20,202,667
February 15, 2056	$68,955,825	$20,304,000
March 15, 2056	$69,285,521	$20,405,333
April 15, 2056	$69,615,216	$20,506,667
    SCHD 2-13

May 15, 2056	$69,944,911	$20,608,000

    SCHD 2-14

EXHIBIT A
to
Facility Lease
DESCRIPTION OF THE FACILITY
The Facility consists of generating Units, Common Facilities, and other equipment, material or property, other than real property, associated with the Units and Common Facilities, all of which are located on, under, or over the Facility Site, which Facility Site is the real property located in Stewart County, Tennessee and is described in greater detail in Exhibit 1 to the Ground Lease.
The Facility will have two (2) 1-on-1 multi-shaft combined cycle Power Island Equipment (PIE) trains, each with a nominal output of 725 MW.  Each Unit consists of a General Electric (“GE”) 7HA.03 combustion turbine, GE H84 combustion turbine generator (“CTG”), GE Heat Recovery Steam Generator (HRSG), with GE D600 Steam Turbines and GE H53 generators steam turbine generator (“STG”).
The Facility will also include ancillary equipment, except for any Component exclusively constituting Common Facilities. Natural gas will be the only fuel.
Each PIE Train includes:
•Combustion Gas Turbine (GT) - GE GT-7HA.03 Unit
•Turning Gear & Syncho-self shifting (SSS) clutch
•Dry Low NOx (DLN) Combustion System
•Hot Day Augmentation System (HDAS) on the GT
•Exhaust System Bypass Stack
•Air Filtration Pulse filter (self-cleaning)
•Inlet Evaporative Cooling System
•Compressor/Turbine Cleaning On-line and off–line Compressor Water Wash
•Heat Recovery Steam Generator (HRSG) - Natural Circulation, Horizontal Gas Flow, Reheat Units, Rapid Response Lite, Supplemental Firing Fired on NG only
•Emissions Control- Selective Catalytic Reactor (SCR) and Carbon Monoxide (CO) Catalyst (19% Aqueous Ammonia to be utilized)
•Stack Closure Damper
•HRSG Exhaust Stack - Height 160 ft, Diameter 22.9 ft
•Boiler Feedwater System
•Boiler Blowdown Tank and System
•Steam Turbine (ST) - GE STF-D600 Units - Combined HP-IP
•Gas Turbine Generator - GE H84 Unit (Assembled rotor), hydrogen cooled
•Generator Hydrogen Detection Systems
•Generator Excitation System
•Packaged Electric and Electronic Control Compartment (PEECC)
•Combined LCI/Exciter Compartment (LEC)

    Exh. A-1

•Current & Voltage Transformers
•Generator Seal Oil Systems
•Lube Oil Systems
•Steam Turbine Generator - GE H53 Unit (Assembled rotor), Hydrogen cooled
•GT/ST Closed Loop Cooling System (50% propylene glycol/water)
•Steam Turbine Condenser - Air Cooled Condenser (ACC)
•Fuel Gas Conditioning System (Flow measurement, filtration, heating)
•Control Systems - Bottoming Cycle Control System (BCCS) GE Mark VIe
•HRSG Burner Management System
•Rotor, Bearing and Performance Monitoring Systems
•Generator Protection Panel (GPP)
•Power Distribution Building
•Auxiliary Boiler with redundant steam crossover
•Continuous Emissions Monitoring System (CEMS) (Provided by TVA)
•Transformers including Generator Step-up (GSUT), Essential Services (EST), Medium Voltage (MV)
•Electrical Systems (Grounding, Lightening, etc.)
•Generator Circuit Breakers (GCB)
•Switchgear (MV & 480 V)

The Common Facilities are equipment and facilities that are used for the operation of the (2) PIE trains (units) at the Facility.  These shared facilities support the Units.

The Common Facilities are as follows:

•Compressed Air Systems
•Fuel (Natural) Gas Supply (Conditioning and Compression) System
•Aqueous Ammonia Storage and Supply System for SCR
•Oil-Water Separation and Discharge System
•Process Water Treatment and Discharge system
•Fire Protection & Detection Systems
•Potable Water Storage (Tanks) and Supply System
•Safety Eye Wash Stations
•Storm Water Drain System
•Sanitary (Septic) System
•Demineralized Water Storage (Tanks) and Supply System
•Administration Building including Control Room and Maintenance Facilities
•Outage Control Center with Shop Facilities
•Warehouse

    Exh. A-2